AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 28, 2005

                                             1933 ACT REGISTRATION NO.: 33-76018
                                            1940 ACT REGISTRATION NO.: 811-04536
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM S-6

                       POST-EFFECTIVE AMENDMENT NO. 18 TO
                             REGISTRATION STATEMENT
                FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933
                     OF SECURITIES OF UNIT INVESTMENT TRUSTS
                            REGISTERED ON FORM N-8B-2

                               ------------------

        VARIABLE LIFE ACCOUNT B OF ING LIFE INSURANCE AND ANNUITY COMPANY

                               ------------------

                     ING LIFE INSURANCE AND ANNUITY COMPANY
                          151 FARMINGTON AVENUE, TS31,
                           HARTFORD, CONNECTICUT 06156
                          DEPOSITOR'S TELEPHONE NUMBER,
                       INCLUDING AREA CODE: (860) 723-2229

                               ------------------

       J. NEIL MCMURDIE, COUNSEL          CC: KIMBERLY J. SMITH, CHIEF COUNSEL         CC:LAWRENCE A. SAMPLATSKY,
     ING LIFE INSURANCE AND ANNUITY        ING AMERICAS, RETAIL PRODUCTS GROUP                  ESQUIRE
                COMPANY                                   GROUP                        THE LINCOLN NATIONAL LIFE
         151 FARMINGTON AVENUE                     1475 DUNWOODY DRIVE,                    INSURANCE COMPANY
   TS31, HARTFORD, CONNECTICUT 06L56         WEST CHESTER, PENNSYLVANIA 19380            350 CHURCH STREET-MLW1
  (NAME AND COMPLETE ADDRESS OF AGENT                 (610) 425-3427                     HARTFORD, CT 06103-1106
             FOR SERVICE)

                               ------------------


            APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: Continuous. INDEFINITE NUMBER OF UNITS OF INTEREST IN VARIABLE LIFE INSURANCE CONTRACTS
                     (Title of Securities Being Registered)

                               ------------------

   An indefinite amount of the securities being offered by the Registration Statement has been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Form 24f-2 for Registrant for the fiscal year ending December 31, 2004 was filed March 31, 2005.

                               ------------------

  It is proposed that this filing will become effective:

  [ ]  immediately upon filing pursuant to paragraph (b) of Rule 485

  [X]  on May 1, 2005 pursuant to paragraph (b) of Rule 485

  [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

================================================================================

                             VARIABLE LIFE ACCOUNT B
                                       OF
                     ING LIFE INSURANCE AND ANNUITY COMPANY

                              CROSS REFERENCE SHEET

 FORM N-8B-2
 -----------
   ITEM NO.             PART I PROSPECTUS
   --------             -----------------

1                       Cover Page; The Separate Account; The Company

2                       Cover Page; The Separate Account; The Company

3                       Not Applicable

4                       Cover Page; The Company; The Separate Account;
                        Additional Information--Distribution of the Policies

5                       The Separate Account; The Company

6                       The Separate Account; The Company

7                       Not Applicable

8                       Financial Statements

9                       Additional Information--Legal Matters and Proceedings

10                      Policy Summary; The Separate Account; Charges and Fees;
                        Policy Choices; Policy Values; Policy Rights; Additional Information; Miscellaneous Policy Provisions

11                      Policy Summary; Allocation of Premiums; Policy Choices

12                      Not Applicable

13 Policy Summary; Charges and Fees; Policy Choices; Term Insurance Rider; Additional Information--Distribution of the Policies

14                      Policy Values; Miscellaneous Policy Provisions

15                      Policy Summary; Allocation of Premiums--The Funds;
                        Policy Choices; Policy Values

16                      Policy Summary; Allocation of Premiums--The Funds;
                        Policy Values

17                      Policy Rights

18                      Allocation of Premiums; Policy Choices; Policy Rights

19 Reports to Policy Owners; Rights to Instruct Voting of Fund Shares; Additional Information--Records of Accounts

20                      Not Applicable

21                      Policy Rights--Policy Loans

22                      Not Applicable

 FORM N-8B-2
 -----------
   ITEM NO.             PART I PROSPECTUS
   --------             -----------------

23                      Directors and Officers

24                      Miscellaneous Policy Provisions

25                      The Company

26                      Policy Summary; Charges and Fees

27                      The Company

28                      The Company; Directors and Officers

29                      The Company

30                      Not Applicable

31                      Not Applicable

32                      Not Applicable

33                      Not Applicable

34                      Not Applicable

35                      The Company; Additional Information

36                      Not Applicable

37                      Not Applicable

38                      Additional Information

39                      The Company

40                      Policy Summary; Charges and Fees

41                      The Company

42                      The Company; Directors and Officers

43                      Financial Statements

44                      Policy Values--Accumulation Unit Value; Financial
                        Statements

45                      Not Applicable

46                      The Separate Account; Policy Values; Illustrations of
                        Death Benefit

47 Policy Summary; The Separate Accounts; Allocation of Premiums; Policy Choices; Policy Values

48                      Not Applicable

49                      Not Applicable

50                      Not Applicable

51                      Not Applicable

 FORM N-8B-2
 -----------
   ITEM NO.             PART I PROSPECTUS
   --------             -----------------

52                      The Separate Account; Allocation of Premiums

53                      Tax Matters

54                      Not Applicable

55                      Not Applicable

56                      Not Applicable

57                      Not Applicable

58                      Not Applicable

59                      Financial Statements

                                     PART 1

                                   PROSPECTUS

                                                                             AETNAVEST PLUS
ING Life Insurance and
Annuity Company                   Administrative Office:
Home Office:                      Personal Service Center, MVLI          VARIABLE LIFE ACCOUNT B
151 Farmington Avenue             350 Church Street
Hartford, Connecticut 06156       Hartford, CT 06103-1106                      PROSPECTUS
Telephone: 1-(866)-723-4646       Telephone: (800) 334-7586                DATED: MAY 1, 2005


================================================================================
                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICIES
--------------------------------------------------------------------------------
This prospectus describes AetnaVest Plus, a flexible premium variable life insurance contract (the "Policy" or "Policies"), offered by ING Life Insurance and Annuity Company (formerly known as Aetna Life Insurance and Annuity Company) (the "Company", "we", "us", "our").

In October 1998, the Company and life insurance affiliates of Lincoln Financial Group entered into a transaction whereby nearly all of the Company's variable life insurance business was reinsured by the Lincoln affiliates.

The Policies feature: - flexible premium payments;
                      - a choice of one of two death benefit options; and
                      - a choice of underlying investment options.


You may allocate net premiums to subaccounts available under the Policy, each of which invests in shares of a certain Fund. The Policy features Funds offered through the following fund families. Each Fund has its own investment objective. You should review each Fund's prospectus before making your decision.

                  o  ING VARIABLE PRODUCT FUNDS

                  o  ING PARTNERS, INC.

                  o  FIDELITY(R) VARIABLE INSURANCE PRODUCTS

                  o  JANUS ASPEN SERIES

                  o  OPPENHEIMER VARIABLE ACCOUNT FUNDS

Net premiums allocated to the fixed account earn fixed rates of interest. We determine the rates periodically, but we guarantee that they will never be less than 4.5% a year.


THIS PROSPECTUS AND OTHER INFORMATION ABOUT VARIABLE LIFE ACCOUNT B FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ("COMMISSION") CAN BE FOUND IN THE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV. YOU CAN GET COPIES OF THIS INFORMATION BY VISITING THE COMMISSION'S PUBLIC REFERENCE ROOM OR WRITING THE COMMISSION'S PUBLIC REFERENCE ROOM, 450 FIFTH STREET, N.W., WASHINGTON, D.C. 20549-6009 AND PAYING A DUPLICATING FEE. INFORMATION ON THE OPERATION OF THE COMMISSION'S PUBLIC REFERENCE ROOM MAY BE OBTAINED BY CALLING 1-202-942-8090 OR 1-800-SEC-0330, E-MAILING PUBLICINFO@SEC.GOV OR WRITING TO THE ADDRESS ABOVE.

THE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. IT IS A CRIMINAL OFFENSE TO STATE OTHERWISE.

TO BE VALID, THIS PROSPECTUS MUST HAVE THE CURRENT MUTUAL FUNDS' PROSPECTUSES WITH IT. YOU SHOULD READ THE PROSPECTUS AND THE ATTACHED PROSPECTUS FOR ANY AVAILABLE FUND IF YOU ARE CONSIDERING BUYING A POLICY OR EXERCISING ELECTIONS UNDER A POLICY. YOU SHOULD ALSO KEEP THEM FOR FUTURE REFERENCE. YOU CAN OBTAIN ANY FUND'S STATEMENT OF ADDITIONAL INFORMATION (SAI), WHICH PROVIDES MORE INFORMATION ABOUT A FUND, BY CALLING (800) 334-7586.

TABLE OF CONTENTS


Policy Summary .....................................       3
   Replacements ....................................       3
   Initial Choices to be Made ......................       3
   Level or Varying Death Benefit ..................       3
   Amount of Premium Payment .......................       4
   Selection of Funding Vehicles ...................       4
   Guaranteed Death Benefit Provision ..............       5
   No-Lapse Coverage Provision .....................       5
   Charges and Fees ................................       5
   Policy Loans ....................................       6
   Changes in Specified Amount .....................       6
   Factors to Consider Before Purchasing a Policy...       6
The Company ........................................       7
The Separate Account ...............................       7
The General Account.................................       8
Allocation of Premiums .............................       8
   The Funds .......................................       9
   Mixed and Shared Funding ........................      12
   Fixed Account ...................................      12
Charges and Fees ...................................      13
   Premium Charge ..................................      13
   Charges and Fees Assessed Against the Total
     Account Value .................................      13
   Charges and Fees Assessed Against the
     Separate Account ..............................      14
   Charges Assessed Against the Underlying Funds....      14
   Surrender Charge ................................      16
   Surrender Charges on Full and
     Partial Surrenders ............................      17
Policy Choices .....................................      17
   Death Benefit ...................................      17
   Guaranteed Death Benefit Provision ..............      17
   Premium Payments ................................      18
   Initial Allocations to Funding Options ..........      19
   Transfers Between Funding Options ...............      19
   Telephone Transfers .............................      20
   Market Timing ...................................      20
   Limits Imposed by the Funds.....................       21
   Automated Transfers (Dollar Cost Averaging) .....      21
Policy Values ......................................      22
   Total Account Value .............................      22
   Accumulation Unit Value .........................      22
   Maturity Value ..................................      23
   Cash Surrender Value ............................      23
Policy Rights ......................................      23
   Full Surrenders..................................      23
   Partial Surrenders ..............................      23
   Avoiding Loss of Coverage .......................      24
   No-Lapse Coverage Provision .....................      24
   Reinstatement of a Lapsed Policy ................      24
   Policy Loans: Preferred and Nonpreferred ........      25
   Policy Changes for Increases, Decreases and Death
     Benefit Option.................................      26
   Right to Examine the Policy .....................      27
Payment of Death Benefit ...........................      27
Policy Settlement ..................................      27
   Settlement Options ..............................      28

   Calculation of Settlement Payments on a

     Variable Basis ................................      29
Special Plans ......................................      30
Directors and Officers .............................      31
Additional Information .............................      32
   Reports to Policy Owners ........................      32
   Right to Instruct Voting of Fund Shares .........      32
   Disregard of Voting Instructions ................      33
   State Regulation ................................      33
   Trading - Industry Developments..................      33
     Regulatory Matters.............................      33
     Fund Regulatory Issues.........................      33
     Other Regulatory Matters.......................      34
   Legal Matters and Proceedings ...................      34
   The Registration Statement ......................      34
   Distribution of the Policies ....................      35
   Records and Accounts ............................      35
   Independent Registered Public Accounting Firm....      35
Tax Matters.........................................      36
   Tax Status of the Company........................      36
   Tax Status of the Policy.........................      36
   Diversification and Investor Control Requirements      36
   Tax Treatment of Policy Death Benefits...........      37
   Distributions Other than Death Benefits..........      37
     Modified Endowment Contracts...................      37
     Policies That Are Not Modified Endowment
       Contracts....................................      38
     Investment in the Policy.......................      38
   Other Tax Matters................................      38
     Policy Loans...................................      38
     Continuation of a Policy.......................      39
     Section 1035 Exchanges.........................      39
     Tax-exempt Policy Owners.......................      39
     Tax Law Changes................................      39
     Policy Changes to Comply with the Law..........      39
     Life Insurance Owned by Businesses.............      39
     Income Tax Withholding.........................      40
     Policy Transfers...............................      40
Miscellaneous Policy Provisions ....................      40
   The Policy ......................................      40
   Payment of Benefits .............................      40
   Age and Sex .....................................      40
   Incontestability ................................      40
   Suicide .........................................      41
   Anti-Money Laundering............................      41
   Coverage Beyond Maturity ........................      41
   Protection of Proceeds ..........................      42
   Nonparticipation ................................      42
Illustrations of Death Benefit, Total Account
   Values and Cash Surrender Values ................      42

Financial Statements of the Separate Account .......     B-1
Financial Statements of the Company ................     C-1

This prospectus does not constitute an offer in any jurisdiction where prohibited. No dealer, salesman or other person is authorized to give any information or make any representation in connection with this offering other than those contained in this prospectus, or other sales material authorized by the Company and if given or made, such other information or representations must not be relied upon.

The purpose of the policy is to provide insurance protection. Life insurance is a long-term investment. Owners should consider their need for insurance coverage and the policy's long-term investment potential. We do not claim that the policy is in any way similar or comparable to an investment in a mutual fund.

POLICY SUMMARY

This section is an overview of key policy features for AetnaVest Plus. (Regulations in your state may vary the provisions of your own Policy.) Your Policy is a flexible premium variable life insurance policy, under which flexible premium payments are permitted and the death benefit and policy values may vary with the investment performance of the funding option(s) selected. Its value may change on a:

   1)fixed basis;

   2)variable basis; or

   3)a combination of both fixed and variable basis.

Review your personal financial objectives and discuss them with a qualified financial counselor before you buy a variable life insurance policy. This Policy may, or may not, be appropriate for your individual financial goals. The value of the Policy and, under one option, the death benefit amount depend on the investment results of the funding options you select. Review this prospectus and the Funds prospectus to achieve a clear understanding of any Fund you are considering.

At all times, your Policy must qualify as life insurance under the Internal Revenue Code of 1986, as amended (the "Code") to receive favorable tax treatment under Federal law. If these requirements are met, you may benefit from favorable federal tax treatment. The Company reserves the right to return your premium payment if it results in your Policy failing to meet federal tax law requirements.

REPLACEMENTS
It may not be advantageous to replace existing insurance or an annuity contract or supplement an existing flexible premium variable life insurance policy with this Policy. This prospectus and prospectuses of the Funds should be read carefully to understand the Policy being offered.

INITIAL CHOICES TO BE MADE
The Policy owner (the "owner" or "you") is the person named in the Policy's specification page who has all of the Policy ownership rights. If no owner is named, the insured (the person whose life is insured under the Policy) will be the owner of the Policy. You, as the owner, have four important choices to make when the Policy is first purchased. You need to choose:

   1) either the level or varying death benefit option;

   2) the amount of premium you want to pay;

   3)the amount of your net premium payment to be placed in each of the funding options you select. The net premium payment is the balance of your premium payment that remains after certain charges are deducted from it; and

   4)if you want the guaranteed death benefit provision, and to what age (see "Guaranteed Death Benefit Provision.")

LEVEL OR VARYING DEATH BENEFIT
The death benefit is the amount the Company pays to the beneficiary(ies) when the insured dies. Before we pay the beneficiary(ies), any outstanding loan account balances or outstanding amounts due are subtracted from the death benefit. We calculate the death benefit payable, as of the date the Insured died.

If you choose the level death benefit option, the death benefit will be the greater of:

   1)the "specified amount" in effect for the Policy at the time of the Insured's death (The initial specified amount may be found on the Policy's specification page); or

   2)the applicable percentage of the "total account value" (The total account value is the total of the balances in the fixed account and the separate account minus any outstanding loan account amounts).

If you choose the varying death benefit option, the death benefit will be the greater of:

   1) the specified amount plus the total account value; or

   2) the applicable percentage of the total account value.

See "Policy Choices."

If you have borrowed against your Policy or surrendered a portion of your Policy, the loan account balance and any surrendered amount will reduce your initial death benefit. See "Policy Choices."

You may borrow within described limits against the Policy. You may surrender the Policy in full or withdraw part of its value. A surrender charge is applied if the Policy is surrendered totally. Depending on the amount of premium you pay, there may be little, or no, cash value in your Policy to borrow or surrender in the early years.

AMOUNT OF PREMIUM PAYMENT
When you first buy your Policy, you must decide how much premium to pay. Premium payments may be changed within certain limits. See "Policy Choices--Premium Payments." If your Policy lapses because your monthly deduction is larger than the "cash surrender value" (total account value minus the surrender charge and the amount necessary to repay any loans), you may reinstate your Policy. See "Policy Rights--Reinstatement of a Lapsed Policy."

You may use the value of the Policy to pay the premiums due and continue the Policy in force if sufficient values are available for premium payments. Be careful; if the investment options you choose do not do as well as you expect, there may not be enough value to continue the Policy in force without more premium payments. Charges against policy values for the cost of insurance increase as the insured gets older. See "Charges and Fees."

When you first receive your Policy you will have 10 days to look it over (more in some states). This is called the right-to-examine time period. Use this time to review your Policy and make sure it meets your needs. During this time period, your initial premium payment will be allocated to the funding options you initially select. If you then decide you do not want your Policy, you will receive a refund. See "Policy Rights-Right to Examine the Policy."

SELECTION OF FUNDING VEHICLES
This prospectus focuses on the separate account investment information that makes up the variable part of the Policy. If you put money into the variable funding options, you take all the investment risk on that money. This means that if the Fund(s) you select go up in value, the value of your Policy, net of charges and expenses, also goes up. If those Funds lose value, so does your Policy. See "Allocation of Premiums."

You must choose the sub-accounts in which you want to place each net premium payment. Each sub-account invests in shares of a certain Fund. A sub-account is not guaranteed and will increase or decrease in value according to the particular Fund's investment performance.

You may also choose to place your net premium payment or part of it into the fixed account. Net premium payments put into the fixed account become part of the Company's general account, do not share the investment experience of the separate account and have a guaranteed minimum interest rate of 4.5% per year. For additional information on the fixed account, see "Allocation of Premiums-Fixed Account."

GUARANTEED DEATH BENEFIT PROVISION
You may elect to have a guaranteed death benefit provision to age 80 or age 100. This means that your Policy will remain in force even though the cash value is not enough to pay the current monthly deductions as long as the guaranteed death benefit premium test is met. Each year the Company will determine that the sum of premiums to that point in time is sufficient to support the guaranteed death benefit provision. Your total premiums paid to date minus the partial surrenders must be equal to the required monthly guaranteed death benefit premium times the number of months that have passed since the original policy issue date. See "Policy Choices--Guaranteed Death Benefit Provision."

NO LAPSE COVERAGE PROVISION
Your Policy will not terminate during the first five years after the initial issue date or the issue date of any increase in the specified amount if:

   1)the sum of the basic premiums for each Policy month from the issue date, along with that month's basic premium; plus

   2) any partial surrenders; plus

   3)any increase in the loan account value within that same five years, equals or is more than the sum of premiums paid.

CHARGES AND FEES
We deduct charges in connection with the Policy to compensate us for providing the Policy's insurance benefit, administering the Policy, assuming certain risks under the Policy and for sales-related expenses we incur. We may profit from any of these charges, including the mortality and expense risk and cost of insurance charges, and may use the profit for any purpose, including covering shortfalls from other charges.

A deduction, currently 3.5%, of each premium payment will be made. Monthly deductions are made for administrative expenses ($20 per month for the first policy year and $7 per month afterwards) and the cost of insurance along with any riders that are placed on your Policy. Daily deductions are subtracted from the separate account for mortality and expense risk. At this time the charge is at an annual rate of 0.70%. We reserve the right to change this charge but it will never exceed 0.90% annually. Currently, we deduct from the separate account a daily administrative charge for the administration and maintenance of the Policy. This charge is at an annual rate of 0.30%. It will never exceed 0.50% annually.

Each Fund has its own management fees and other expenses which are also deducted daily. Investment results for the Funds you choose will be affected by the fund management fees and other expenses. The table in section "Charges and Fees--Charges Assessed Against the Underlying Funds," shows you the fees and other expenses currently in effect for each Fund.

At any time, you may make transfers between funding options without charge. Within 45 days after each policy anniversary, you may also transfer to the separate account $500 or, if greater, 25% of the fixed account value. The Company may increase this limit in the future.

If you surrender your Policy, in full or in part, within the first 15 policy years, a surrender charge will be deducted from the amount paid to you. The initial surrender charge is based on the specified amount and depends on the Insured's age, risk class and, in most states, the sex of the insured. This surrender charge will remain the same for policy years 1-5. For policy years 6 through 15 this charge reduces on a monthly basis to zero.

For partial surrenders, the surrender charge is imposed in proportion to the total of the account value less full surrender charges. A charge of the lesser of $25 or 2% of the net surrender payment will be made against the total account value.

If you surrender your Policy within the first 15 years after an increase in the specified amount, a surrender charge will also be imposed which will be 70% of what the surrender charge would be on a new policy with that specified amount. This charge will also apply for the same time frame as stated previously. If the specified amount is decreased within the first 15 policy years, the surrender charge will remain the same. See the "Charges and Fees" section appearing later in this prospectus.

POLICY LOANS
If you decide to borrow against your Policy, interest will be charged to the loan account. Currently, the interest rate on loans accrues at an annual rate of 5.5%, or, if greater, the monthly average of the composite yield on corporate bonds as published by Moody's Investors Service, Inc. for the calendar month ending two months before the policy anniversary month.

There are two types of policy loans: nonpreferred (those taken within the first ten policy years); and preferred (those taken in the eleventh policy year and beyond).

Annual interest is credited on the loan account value at the same rate interest is charged, for preferred loans, and at 2% per year less for nonpreferred loans. See "Policy Rights--Policy Loans: Preferred and Nonpreferred."

CHANGES IN SPECIFIED AMOUNT
Within certain limits, you may decrease or, with satisfactory evidence of insurability, increase the specified amount. A request to increase the specified amount may be made beginning with the second policy year. A request to decrease the specified amount may be made beginning with the sixth policy year. Currently, the minimum specified amount is $100,000. Such changes will affect other aspects of your Policy. See page 20.

FACTORS TO CONSIDER BEFORE PURCHASING A POLICY
The decision to purchase a Policy should be discussed with your agent/registered representative. Make sure you understand the funding vehicles your Policy provides, its other features and benefits, its risks and the fees and expenses you will incur. Consider the following matters, among others:

     1) Life Insurance Coverage - Life insurance is not a short-term investment and should be purchased only if you need life insurance coverage. You should evaluate your need for life insurance coverage before purchasing a Policy;

     2) Investment Risk - The value of the available variable funding options may fluctuate with the markets and interest rates. You should evaluate the Policy's long-term investment potential and risks before purchasing a Policy;

     3) Fees and Expenses - A Policy's fees and expenses reflect costs associated with its features and benefits. Before purchasing a Policy, compare the value that these various features and benefits have to you, given your particular circumstances, with the fees and expenses for those features and benefits;

     4) Exchanges - Replacing your existing life insurance policy(ies) with this Policy may not be beneficial to you. Before purchasing a Policy, determine whether your existing policy(ies) will be subject to fees or penalties upon surrender or cancellation. Also compare the fees, charges, coverage provisions and limitations, if any, of your existing policy(ies) with those of this Policy; and

     5) Sales Compensation - We pay compensation to firms for sales of the Policy.

THE COMPANY


ING Life Insurance and Annuity Company is a stock life insurance company organized under the insurance laws of the State of Connecticut in 1976 and an indirect subsidiary of ING Groep N.V., a global financial institution active in the fields of insurance, banking and asset management. Through a merger, it succeeded to the business of Aetna Variable Annuity Life Insurance Company (formerly Participating Annuity Life Insurance Company, an Arkansas life insurance company organized in 1954). Prior to May 1, 2002, the Company was known as Aetna Life Insurance and Annuity Company. The Company is engaged in the business of issuing life insurance policies and variable annuity contracts.


The Company is registered as an investment adviser under the Investment Advisers Act of 1940 and, as such, is the investment adviser for ING Partners, Inc. In addition to serving as the depositor for the registrant, the Company is also the depositor of Variable Life Account C and Variable Annuity Accounts B, C and G (separate accounts of the Company registered as unit investment trusts).

The Company's subsidiary, ING Financial Advisers, LLC, serves as the principal underwriter for the Policies and also acts as the principal underwriter for Variable Life Account B and Variable Annuity Accounts B, C and G of the Company and Variable Annuity Account I (a separate account of ING Insurance Company of America registered as a unit investment trust). ING Financial Advisers, LLC, a Delaware limited liability company, is registered as a broker-dealer with the Commission. ING Financial Advisers, LLC is also a member of the National Association of Securities Dealers, Inc. (NASD) and the Securities Investor Protection Corporation. ING Financial Advisers, LLC's principal office is located at 151 Farmington Avenue, Hartford, Connecticut 06156.

The Lincoln National Life Insurance Company and its affiliates ("Lincoln") perform certain administrative functions relating to the Policies, and maintain books and records necessary to operate and administer the Policies. Lincoln will process requests once they receive all letters, forms or other necessary documents completed to their satisfaction, and may require a signature guarantee or some other form of authenticity. The effective date of payments, forms and requests is usually determined by the day and time received; items received before 4:00 PM Eastern Time on any business day will usually be effective on that day, items received after that time will usually be effective the next business day.

Lincoln has assigned full-time staff devoted to the development of business continuity plans in conjunction with a national vendor. In addition, they have a site available in which to recover critical business functions in the event of a disaster, and will conduct tests of their capabilities and plans.

THE SEPARATE ACCOUNT

Variable Life Account B is the separate account providing variable options to fund the Policy. Amounts allocated to the separate account are invested in the Funds. Each of the Funds is an open-end management investment company (mutual fund) whose shares are purchased by the separate account to fund the benefits provided by the Policy. The Funds currently available under the separate account, including their investment objectives and their investment advisers, are described briefly in this prospectus. Complete descriptions of the Funds' investment objectives and restrictions and other material information relating to an investment in the Funds are contained in the prospectuses for each of the Funds which are delivered with this prospectus.

Variable Life Account B was established pursuant to a June 18, 1986 resolution of the Board of Directors of the Company. Under Connecticut insurance law, the income, gains or losses of the separate account are credited without regard to the other income, gains or losses of the Company. These assets are held for the Company's variable life insurance policies. Any and all distributions made by the Funds with respect to shares held by the separate account will be reinvested in additional shares at net asset value. The assets maintained in the separate account will not be charged with any liabilities arising out of any other business conducted by the Company. The Company is, however, responsible for meeting the obligations of the Policy to the policy owner.

No stock certificates are issued to the separate account for shares of the Funds held in the separate account. Ownership of Fund shares is documented on the books and records of the Funds and of the Company for the separate account.

The separate account is registered with the Commission as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and meets the definition of separate account under the federal securities laws. Such registration does not involve any approval or disapproval by the Commission of the separate account or the Company's management or investment practices or policies. The Company does not guarantee the separate account's investment performance.

THE GENERAL ACCOUNT

The general account is the Company's general asset account, in which assets attributable to the non-variable portion of the Policies are held. Both the fixed account value and the loan account value are held in the general account.

ALLOCATION OF PREMIUMS

You may allocate your net premiums to one or more of the subaccounts currently available through the separate account in connection with this Policy or to the fixed account (part of the Company's general account). Each subaccount invests in a Fund. Not all Funds are available under all Policies or in all jurisdictions. We reserve the right to reject, without notice, any amounts allocated to a sub-account if the sub-account investment in the corresponding Fund is not accepted by the Fund for any reason. In addition, the Company may add, withdraw or substitute Funds, subject to the conditions in the Policy and in compliance with regulatory requirements. Substitute Funds may have different fees and charges than the Funds being replaced. We reserve the right to limit the total number of Funds you may elect to 17 over the lifetime of the Policy.


We select the Funds offered through the policies based on several factors, including, without limitation, asset class coverage, the strength of the manager's reputation and tenure, brand recognition, performance, and the capability and qualification of each sponsoring investment firm. Another factor we consider during the initial selection process is whether the Fund or an affiliate of the Fund will compensate us for providing administrative marketing and/or support services that would otherwise be provided by the Fund, the Fund's investment advisor, or its distributor. We review each Fund periodically after it is selected. Upon review, we may remove a Fund or restrict allocation of additional purchase payments to a Fund if we determine the Fund no longer meets one or more of the factors and/or if the Fund has not attracted significant policy owner assets.


The investment results of the Funds are likely to differ significantly and there is no assurance that any of the Funds will achieve their respective investment objectives. Shares of the Funds will rise and fall in value and you could lose money by investing in the Funds. Shares of the Funds are not bank deposits and are not guaranteed, endorsed or insured by any financial institution, the Federal Deposit Insurance Corporation or any other government agency. Except as noted, all Funds are diversified, as defined under the 1940 Act. Please refer to the Fund prospectuses for additional information. Fund prospectuses may be obtained free of charge, from our Administrative Office at the address and phone number listed on the cover of this prospectus, by accessing the SEC's web site or by contacting the SEC Public Reference Room.

Certain Funds offered under the Policies have names, investment objectives and policies similar to other Funds managed by the Fund's investment adviser. The investment results of a Fund may be higher or lower than those of other Funds managed by the same adviser. There is no assurance and no representation is made that the investment results of any Fund will be comparable to those of another Fund managed by the same investment adviser.

 THE FUNDS

-----------------------------------------------------------------------------------------------------------------
FUND NAME                                INVESTMENT ADVISER/         INVESTMENT OBJECTIVE
                                         SUBADVISER
---------------------------------------- --------------------------- --------------------------------------------

ING VARIABLE PRODUCT FUNDS -             ING Investments, LLC        Seeks to maximize investment return,
ING VP BALANCED PORTFOLIO, INC.                                      consistent with reasonable safety of
(CLASS I)                                Subadviser: ING             principal, by investing in a diversified
                                         Investment                  portfolio of one or more of the following
                                         Management Co.              asset classes: stocks, bonds and cash
                                                                     equivalents, based on the judgment of the
                                                                     Portfolio's management, of which of those
                                                                     sectors or mix thereof offers the best
                                                                     investment prospects.
---------------------------------------- --------------------------- --------------------------------------------
ING VARIABLE PRODUCT FUNDS - ING VP      ING Investments, LLC        Seeks to maximize total return through
 GROWTH AND INCOME PORTFOLIO                                         investments in a diversified portfolio of
(CLASS I)                                Subadviser: ING             common stocks and securities convertible
                                         Investment                  to common stock.
                                         Management Co.
---------------------------------------- --------------------------- --------------------------------------------
ING VARIABLE PRODUCT FUNDS - ING VP      ING Investments, LLC        Seeks to outperform the total return
 INDEX PLUS LARGE CAP PORTFOLIO                                      performance of the Standard & Poor's 500
(CLASS I)                                Subadviser: ING             Composite Stock Price Index (S&P 500),
                                         Investment                  while maintaining a market level of risk.
                                         Management Co.
---------------------------------------- --------------------------- --------------------------------------------
ING VARIABLE PRODUCT FUNDS - ING VP      ING Investments, LLC        Seeks to maximize total return consistent
 INTERMEDIATE BOND PORTFOLIO                                         with reasonable risk, through investment
(formerly ING VP Bond Portfolio)         Subadviser: ING             in a diversified portfolio consisting
(CLASS I)                                Investment                  primarily of debt securities.
                                         Management Co.

---------------------------------------- --------------------------- --------------------------------------------
ING VARIABLE PRODUCT FUNDS - ING VP      ING Investments, LLC        Seeks to provide high current return,
 MONEY MARKET PORTFOLIO                                              consistent with preservation of capital
(CLASS I)                                Subadviser: ING             and liquidity, through investment in
                                         Investment                  high-quality money market instruments.
                                         Management Co.              There is no guarantee that this sub-account
                                                                     will have a positive or level return.

---------------------------------------- --------------------------- --------------------------------------------
ING VARIABLE PRODUCT FUNDS - ING VP      ING Investments, LLC        Seeks to provide total return (i.e.,
 STRATEGIC ALLOCATION BALANCED                                       income and capital appreciation, both
 PORTFOLIO)                              Subadviser: ING             realized and unrealized). Managed for
(CLASS I                                 Investment                  investors seeking a balance between income
                                         Management Co.              and capital appreciation who generally
                                                                     have an investment horizon exceeding ten
                                                                     years and a moderate level of risk
                                                                     tolerance.
---------------------------------------- --------------------------- --------------------------------------------
ING VARIABLE PRODUCT FUNDS - ING VP      ING Investments, LLC        Seeks to provide capital appreciation.
 STRATEGIC ALLOCATION GROWTH                                         Managed for investors seeking capital
 PORTFOLIO                               Subadviser: ING             appreciation who generally have an
(CLASS I)                                Investment                  investment horizon exceeding 15 years and
                                         Management Co.              a high level of risk tolerance.
-----------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------
FUND NAME                                INVESTMENT ADVISER/         INVESTMENT OBJECTIVE
                                         SUBADVISER
---------------------------------------- --------------------------- --------------------------------------------

ING VARIABLE PRODUCT FUNDS - ING VP      ING Investments, LLC        Seeks to provide total return consistent
 STRATEGIC ALLOCATION INCOME PORTFOLIO                               with preservation of capital. Managed for
(CLASS I)                                Subadviser: ING             investors primarily seeking total return
                                         Investment                  consistent with capital preservation who
                                         Management Co.              generally have an investment horizon
                                                                     exceeding five years and a low level of
                                                                     risk tolerance.
---------------------------------------- --------------------------- --------------------------------------------
ING PARTNERS, INC. - ING JPMORGAN        ING Life Insurance and      Seeks long-term growth of capital. Invests
 FLEMING INTERNATIONAL PORTFOLIO         Annuity Company             primarily (at least 65% of total assets)
(INITIAL CLASS)                                                      in the equity securities of foreign
                                         Subadviser: JPMorgan        companies that the subadviser believes
                                         Fleming Asset Management    have higher growth potential and which are
                                         (London) Ltd.               attractively valued.
---------------------------------------- --------------------------- --------------------------------------------
ING PARTNERS, INC. - ING MFS CAPITAL     ING Life Insurance and      Seeks capital appreciation. Invests
  OPPORTUNITIES PORTFOLIO                Annuity Company             primarily (at least 65% of net assets) in
(INITIAL CLASS)                                                      common stocks and related securities, such
                                         Subadviser:                 as preferred stocks, convertible securities
                                         Massachusetts Financial     and depositary receipts.
                                         Services Company (MFS)

---------------------------------------- --------------------------- --------------------------------------------
ING PARTNERS, INC. - ING SALOMON         ING Life Insurance and      Seeks long-term growth of capital. Invests
  BROTHERS AGGRESSIVE GROWTH PORTFOLIO   Annuity Company             primarily (at least 80% of net assets
(INITIAL CLASS)                                                      under normal circumstances) in common
                                         Subadviser: Salomon         stocks and related securities, such as
                                         Brothers Asset Management   preferred stocks, convertible securities
                                         Inc.                        and depositary receipts, of emerging
                                                                     growth companies.
---------------------------------------- --------------------------- --------------------------------------------

ING PARTNERS, INC. - ING T. ROWE PRICE   ING Life Insurance and      Seeks long-term capital growth, and
  GROWTH EQUITY PORTFOLIO                Annuity Company             secondarily, increasing dividend income.
(INITIAL CLASS)                                                      Invests primarily (at least 80% of net
                                         Subadviser: T. Rowe Price   assets under normal circumstances) in
                                         Associates, Inc.            common stocks.
---------------------------------------- --------------------------- --------------------------------------------
ING PARTNERS, INC. - ING UBS U.S.        ING Life Insurance and      Seeks long-term growth of capital and
  LARGE CAP EQUITY PORTFOLIO             Annuity Company             future income. Under normal circumstances,
(INITIAL CLASS)                                                      invests at least 80% of net assets (plus
                                         Subadviser: UBS Global      borrowings for investment purposes, if
                                         Asset Management            any) in U.S. equity securities of U.S.
                                         (Americas) Inc.             larger capitalization companies.

---------------------------------------- --------------------------- --------------------------------------------
FIDELITY(R) VARIABLE INSURANCE           Fidelity Management &       Seeks long-term capital appreciation.
  PRODUCTS- FIDELITY VIP CONTRAFUND(R)   Research Company            Normally invests primarily in common
  PORTFOLIO                                                          stocks of companies whose value the
(INITIAL CLASS)                          Subadvisers: Fidelity       Portfolio's investment adviser believes is
                                         Management & Research       not fully recognized by the public.
                                         (U.K.) Inc.; Fidelity
                                         Management & Research
                                         (Far East) Inc.; Fidelity
                                         Investments Japan
                                         Limited; FMR Co., Inc.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
FUND NAME                                INVESTMENT ADVISER/         INVESTMENT OBJECTIVE
                                         SUBADVISER
---------------------------------------- --------------------------- --------------------------------------------
FIDELITY(R) VARIABLE INSURANCE PRODUCTS  Fidelity Management &       Seeks reasonable income. Also considers
  - FIDELITY VIP EQUITY-INCOME           Research Company            the potential for capital appreciation.
  PORTFOLIO                                                          Seeks to achieve a yield which exceeds the
(INITIAL CLASS)                          Subadviser: FMR Co., Inc.   composite yield on the securities
                                                                     comprising the Standard & Poor's 500SM
                                                                     Index (S&P 500).
---------------------------------------- --------------------------- --------------------------------------------
JANUS ASPEN SERIES - BALANCED            Janus Capital               Seeks long-term capital growth, consistent
  PORTFOLIO                                                          with preservation of capital and balanced
(INSTITUTIONAL SHARES)                                               by current income. Normally invests 40-60%
                                                                     of its assets in securities selected
                                                                     primarily for their growth potential and
                                                                     40-60% of its assets in securities
                                                                     selected primarily for their income
                                                                     potential. Will normally invest at least
                                                                     25% of its assets in fixed-income
                                                                     securities.
---------------------------------------- --------------------------- --------------------------------------------

JANUS ASPEN SERIES - LARGE CAP           Janus Capital               Seeks long-term growth of capital in a
 GROWTH PORTFOLIO                                                    manner consistent with the preservation of
(formerly Growth Portfolio)                                          capital. Invests at least 80% of its net
(INSTITUTIONAL SHARES)                                               assets in common stocks of large-sized
                                                                     companies.

---------------------------------------- --------------------------- --------------------------------------------
JANUS ASPEN SERIES - MID CAP GROWTH      Janus Capital               Seeks long-term growth of capital.
  PORTFOLIO                                                          Invests, under normal circumstances, at
(INSTITUTIONAL SHARES)                                               least 80% of its net assets in equity
                                                                     securities of mid-sized companies whose
                                                                     market capitalization falls, at the time
                                                                     of initial purchase, in the 12-month
                                                                     average of the capitalization ranges of
                                                                     the Russell MidCap Growth Index.
---------------------------------------- --------------------------- --------------------------------------------
JANUS ASPEN SERIES - WORLDWIDE GROWTH    Janus Capital               Seeks long-term growth of capital in a
  PORTFOLIO                                                          manner consistent with the preservation of
(INSTITUTIONAL SHARES)                                               capital. Invests primarily in common
                                                                     stocks of companies of any size located
                                                                     throughout the world. Normally invests in
                                                                     issuers from at least five different
                                                                     countries, including the United States.
                                                                     May at times invest in fewer than five
                                                                     countries or even in a single country.
---------------------------------------- --------------------------- --------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT             OppenheimerFunds, Inc.      Seeks long-term capital appreciation by
  FUNDS -OPPENHEIMER GLOBAL                                          investing a substantial portion of assets
  SECURITIES FUND/VA                                                 in securities of foreign issuers,
                                                                     "growth-type" companies, cyclical industries
                                                                     and special situations that are considered
                                                                     to have appreciation possibilities. Invests
                                                                     mainly in common stocks and can also buy
                                                                     other equity securities, including preferred
                                                                     stocks and convertible securities in the
                                                                     U.S. and foreign countries.
-----------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
FUND NAME                                INVESTMENT ADVISER/         INVESTMENT OBJECTIVE
                                         SUBADVISER
---------------------------------------- --------------------------- --------------------------------------------
OPPENHEIMER VARIABLE ACCOUNT FUNDS -     OppenheimerFunds, Inc.      Seeks a high level of current income
  OPPENHEIMER STRATEGIC BOND FUND/VA                                 principally derived from interest on debt
                                                                     securities. Invests mainly in debt
                                                                     securities of issuers in three market
                                                                     sectors: foreign governments and companies,
                                                                     U.S. Government securities, and lower-grade
                                                                     high-yield securities of U.S. and foreign
                                                                     companies.

-----------------------------------------------------------------------------------------------------------------

The investment adviser for each of the Funds deducts a daily charge as a percent of the net assets in each Fund as an asset management charge which will in turn affect the daily value of each subaccount. The charge reflects asset management fees of the investment adviser (management fees) and other expenses incurred by the Funds. Future Fund expenses will vary.

Some of the above Funds may use instruments known as derivatives as part of their investment strategies, as described in their respective prospectuses. The use of certain derivatives such as inverse floaters and principal only debt instruments may involve higher risk of volatility to a Fund. The use of leverage in connection with derivatives can also increase risk of losses. See the current prospectuses of the Funds for a discussion of the risks associated with an investment in those Funds.

More comprehensive information, including a discussion of potential risks, and more complete information about their investment policies and restrictions is found in the current prospectus for each Fund which is distributed with and accompanies this prospectus. You should read the Fund prospectuses and consider carefully, and on a continuing basis, which Fund or combination of Funds is best suited to your long-term investment objectives. Additional prospectuses and Statements of Additional Information for each of the Funds can be obtained from the Company's Administrative Office at the address and telephone number listed on the cover of this prospectus.

MIXED AND SHARED FUNDING
Shares of the Funds are available to insurance company separate accounts which fund both variable annuity contracts and variable life insurance policies, including the Policy described in this prospectus. Because Fund shares are offered to separate accounts of both affiliated and unaffiliated insurance companies, it is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Funds simultaneously, since the interests of such policyowners or contractholders may differ. Although neither the Company nor the Funds currently foresees any such disadvantages either to variable life insurance or to variable annuity policyholders, each Fund's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response. If such a conflict occurs, one of the separate accounts might withdraw its investment in a Fund. This might force that Fund to sell portfolio securities at disadvantageous prices.

FIXED ACCOUNT
The fixed account is a fixed funding option available under the Policy that guarantees principal and a minimum interest rate of 4.5% per year. The Company assumes the risk of investment gain or loss. The investment gain or loss of the separate account or any of the Funds does not affect the fixed account value.

The fixed account is secured by the general assets of the Company, which include all assets other than those held in separate accounts sponsored by the Company or its affiliates. The Company will invest the assets of the fixed account in those assets chosen by the Company, as allowed by applicable law. Investment income of such fixed account assets will be allocated by the Company between itself and those policies participating in the fixed account.

Amounts held in the fixed account are guaranteed and will be credited with interest at rates of not less than 4.5% per year. Credited interest rates reflect the Company's return on fixed account invested assets and the amortization of any realized gains and/or losses which the Company may incur on these assets.

Interests in the fixed account have not been registered with the Commission in reliance upon exemptions under the Securities Act of 1933, as amended. However, disclosure in this prospectus regarding the fixed account may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements. Disclosure in this prospectus relating to the fixed account has not been reviewed by the Commission.

CHARGES AND FEES

We may profit from any of these charges. The profit from any charges, including mortality and expense risk and cost of insurance charges, may be used for any purpose, including covering shortfalls from other charges.

PREMIUM CHARGE
A deduction, called the premium charge, currently 3.5% of each premium payment and guaranteed to be no higher than 6%, will be made to cover average applicable state premium taxes (ranging up to 4%) as well as administrative expenses and federal income tax liabilities.

CHARGES AND FEES ASSESSED AGAINST THE TOTAL ACCOUNT VALUE
A monthly deduction is made from the total account value. The monthly deduction includes the cost of insurance attributable to the basic insurance coverage and any charges for supplemental riders or benefits. The cost of insurance depends on the attained age, risk class of the insured, the specified amount of the Policy and in most states, sex of the insured. The attained age is the issue age of the insured increased by the number of elapsed policy years.

Once a Policy is issued, the monthly deductions will be charged as of the issue date, even if the issue date is earlier than the date the application is signed (see "Premium Payments"). The issue date is the effective date of initial coverage. Coverage is conditional on payment of the first premium, if required, and issue of the Policy as provided in the application. The date of issue and the effective date for any change in coverage will be the date of coverage change that is found in your supplemental policy specifications. If the Policy's issuance is delayed due to underwriting requirements, the charges will not be assessed until the underwriting is complete and the application for the Policy is approved. Cost of insurance charges will be in amounts based on the specified amount of the Policy issued, even if the temporary insurance coverage received during the underwriting period is for a lesser amount. If we decline an application, we will refund the full premium payment made.

The monthly deduction also includes a monthly administrative expense charge of $20 during the first policy year and $7 during subsequent policy years. This charge is for items such as premium billing and collection, policy value calculation, confirmations and periodic reports and will not exceed our costs.

The monthly deduction is deducted proportionately from each funding option, if more than one is used. This is accomplished by liquidating accumulation units and withdrawing the value of the liquidated accumulation units from each funding option in the same proportion as their respective values have to your fixed account and separate account values. The monthly deduction is made as of the same day each month, beginning with the issue date. This day is called the monthly deduction day.

If the Policy's cash surrender value is not sufficient to cover the current monthly deduction, you will be notified by the Company, and a 61-day period called the grace period will begin. The Policy will lapse without value at the end of the 61-day period, unless a sufficient payment described in the notification letter is received by the Company.

CHARGES AND FEES ASSESSED AGAINST THE SEPARATE ACCOUNT
The Company deducts a daily charge from the assets of Variable Life Account B for mortality and expense risk assumed by it in connection with the Policy. This charge is currently equal to an annual rate of 0.70% of the average daily net assets of the separate account attributable to the Policies. The mortality and expense risk charge is assessed to compensate the Company for assuming certain mortality and expense risks under the Policies.

The Company reserves the right to increase the mortality and expense risk charge if it believes that circumstances have changed so that current charges are no longer adequate. In no event will the charge exceed 0.90% of average daily net assets on an annual basis.

The mortality risk assumed is that insureds, as a group, may live for a shorter period of time than estimated and, therefore, the cost of insurance charges specified in the Policy will be insufficient to meet actual claims. The expense risk assumed is that other expenses incurred in issuing and administering the Policies and operating the separate account will be greater than the charges assessed for such expenses.

The Company also deducts a daily administrative charge equivalent on an annual basis to 0.30% of the average daily net assets of Variable Life Account B attributable to the Policies to compensate the Company for expenses associated with the administration and maintenance of the Policy. These types of expenses are described above in connection with the monthly administrative charge. The daily administrative charge and the monthly administrative charge work together to cover the Company's administrative expenses. In later years of the Policy, the revenue collected from the daily asset-based charge grows with the total account value to cover increased expenses from account-based transactional expenses. The charge is guaranteed not to exceed 0.50% of the average daily net assets of the separate account attributable to the Policies on an annual basis.

CHARGES ASSESSED AGAINST THE UNDERLYING FUNDS
The following table illustrates the investment advisory (management) fees, other expenses and total expenses of the Funds as a percentage of average net assets based on figures for the year ended December 31, 2003 unless otherwise indicated. Expenses of the Funds are not fixed or specified under the terms of the Policies, and actual expenses may vary.

                            FUND EXPENSE TABLE(1)(2)

------------------------------------------------------------------------------------------------------------------------
                                                                                   TOTAL       FEES AND      TOTAL NET
                                                      MANAGEMENT                    FUND       EXPENSES         FUND
                                                      (ADVISORY)       OTHER       ANNUAL      WAIVED OR       ANNUAL
                    FUND NAME                            FEES        EXPENSES     EXPENSES    REIMBURSED      EXPENSES
--------------------------------------------------- --------------- ------------ ----------- -------------- ------------

ING VP Balanced Portfolio, Inc. (Class I) (3)           0.50%          0.09%       0.59%           -           0.59%
--------------------------------------------------- --------------- ------------ ----------- -------------- ------------
ING VP Growth and Income Portfolio (Class I)(3)         0.50%          0.08%       0.58%           -           0.58%
--------------------------------------------------- --------------- ------------ ----------- -------------- ------------
ING VP Index Plus Large Cap Portfolio (Class
   I)(3)(4)                                             0.35%          0.09%       0.44%           -           0.44%
--------------------------------------------------- --------------- ------------ ----------- -------------- ------------
ING VP Intermediate Bond Portfolio (Class I)(3)
   (formerly ING VP Bond Portfolio)                     0.40%          0.08%       0.48%           -           0.48%
--------------------------------------------------- --------------- ------------ ----------- -------------- ------------
ING VP Money Market Portfolio (Class I)(3)              0.25%          0.09%       0.34%           -           0.34%
--------------------------------------------------- --------------- ------------ ----------- -------------- ------------
ING VP Strategic Allocation Balanced Portfolio
   (Class I)(3)(4)                                      0.60%          0.10%       0.70%           -           0.70%
--------------------------------------------------- --------------- ------------ ----------- -------------- ------------
ING VP Strategic Allocation Growth Portfolio
   (Class I)(3)(4)                                      0.60%          0.10%       0.70%           -           0.70%
--------------------------------------------------- --------------- ------------ ----------- -------------- ------------
ING VP Strategic Allocation Income Portfolio
   (Class I)(3) (4)                                     0.60%          0.10%       0.70%         0.05%         0.65%

--------------------------------------------------- --------------- ------------ ----------- -------------- ------------
ING JPMorgan Fleming International Portfolio
   (Initial Class)                                      0.80%          0.20%       1.00%           -           1.00%
--------------------------------------------------- --------------- ------------ ----------- -------------- ------------
ING MFS Capital Opportunities Portfolio (Initial
   Class)                                               0.65%          0.25%       0.90%           -           0.90%
--------------------------------------------------- --------------- ------------ ----------- -------------- ------------

ING Salomon Brothers Aggressive Growth Portfolio
   (Initial Class)                                      0.69%          0.13%       0.82%           -           0.82%

--------------------------------------------------- --------------- ------------ ----------- -------------- ------------
ING T. Rowe Price Growth Equity Portfolio
   (Initial Class)                                      0.60%          0.15%       0.75%           -           0.75%
--------------------------------------------------- --------------- ------------ ----------- -------------- ------------
ING UBS U.S. Large Cap Equity Portfolio (Initial
   Class)                                               0.70%          0.15%       0.85%           -           0.85%
--------------------------------------------------- --------------- ------------ ----------- -------------- ------------

Fidelity(R) VIP Contrafund(R) Portfolio (Initial
   Class)                                               0.57%          0.11%       0.68%           -           0.68%
--------------------------------------------------- --------------- ------------ ----------- -------------- ------------
Fidelity(R) VIP Equity-Income Portfolio (Initial
   Class)                                               0.47%          0.11%       0.58%           -           0.58%
--------------------------------------------------- --------------- ------------ ----------- -------------- ------------
Janus Aspen Series Balanced Portfolio
   (Institutional Shares)(5)                            0.55%          0.01%       0.56%           -           0.56%
--------------------------------------------------- --------------- ------------ ----------- -------------- ------------
Janus Aspen Series Large Cap Growth Portfolio
   (Institutional Shares) (5)
   (formerly Growth Portfolio)                          0.64%          0.02%       0.66%           -           0.66%
--------------------------------------------------- --------------- ------------ ----------- -------------- ------------
Janus Aspen Series Mid Cap Growth Portfolio
   (Institutional Shares) (5)                           0.64%          0.01%       0.65%           -           0.65%
--------------------------------------------------- --------------- ------------ ----------- -------------- ------------
Janus Aspen Series Worldwide Growth Portfolio
   (Institutional Shares) (5)                           0.60%          0.03%       0.63%           -           0.63%
--------------------------------------------------- --------------- ------------ ----------- -------------- ------------
Oppenheimer Global Securities Fund/VA                   0.63%          0.03%       0.66%           -           0.66%
--------------------------------------------------- --------------- ------------ ----------- -------------- ------------
Oppenheimer Strategic Bond Fund/VA                      0.71%          0.03%       0.74%           -           0.74%
--------------------------------------------------- --------------- ------------ ----------- -------------- ------------

(1) The Company may receive compensation from each of the funds or the funds' affiliates based on an annual percentage of the average net assets held in that fund by the Company. The percentage paid may vary from one fund company to another. For certain funds, some of this compensation may be paid out of 12b-1 fees or service fees that are deducted from fund assets. Any such fees deducted from fund assets are disclosed in this Fund Expense table and the fund prospectuses. The Company may also receive additional compensation from certain funds for administrative, recordkeeping or other services provided by the Company to the funds or the funds' affiliates. These additional payments are made by the funds or the funds' affiliates to the Company and do not increase, directly or indirectly, the fees and expenses shown above.

(2) In the case of fund companies affiliated with the Company, where the Company or an affiliated investment adviser employs subadvisers to manage the funds, no payments are made to the Company or the affiliated investment adviser by the subadvisers. However, the investment management fee shown in the table is apportioned between the Company or other affiliated investment adviser and subadviser. This apportionment varies by subadviser, resulting in varying amounts of revenue retained by the investment adviser, including the Company. This apportionment of the investment advisory fee does not increase, directly or indirectly, the fees and expenses shown above.

(3) The amounts shown are estimated operating expenses for Class I shares of each Portfolio as a ratio of expenses to average daily net assets. These estimates are based on each Portfolio's actual operating expenses for its most recently completed fiscal year, adjusted for contractual changes, if any, and fee waivers to which ING Investments, LLC, the investment adviser to each Portfolio, has agreed for each Portfolio. ING Funds Services, LLC receives an annual administrative fee (included in Other Expenses) equal to 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

(4) ING Investments, LLC, the investment adviser to each Portfolio, has entered into written expense limitation agreements with each Portfolio under which it will limit expenses of the Portfolios, excluding interest, brokerage and extraordinary expenses, subject to possible recoupment by ING Investments, LLC within three years. The amount of each Portfolio's expenses waived, reimbursed or recouped during the last fiscal year is shown under the heading Fees and Expenses Waived or Reimbursed. Recoupments are shown as negative numbers under Fees and Expenses Waived or Reimbursed. The expense limits will continue through at least May 1, 2006. For further information regarding the expense limitation agreements, see the Fund's prospectus.

(5) All of the fees and expenses shown were determined based on net assets as of the fiscal year ended December 31, 2004, restated to reflect reductions in the portfolios' management fees effective July 1, 2004. All expenses are shown without the effect of expense offset arrangements.


For further details on each Fund's expenses, please refer to that Fund's prospectus.

SURRENDER CHARGE
If you surrender your Policy (in whole or in part) a surrender charge may apply, as described below.

This charge is retained by the Company and is imposed in part as a deferred sales charge and in part to enable the Company to recover certain first year administrative costs. The maximum portion of the surrender charge applied to reimburse the Company for sales and promotional expense is 30% of the first year's basic premium. (Any surrenders may result in tax implications. See "Tax Matters.")

The initial surrender charge, as specified in your Policy, is based on the specified amount. It also depends on the Insured's age, risk class and in most states, sex of the insured (except for group arrangements described under "Special Plans"). Once determined, the surrender charge will remain the same for five years following the issue date. Thereafter, it declines monthly so that beginning sixteen years after the issue date (assuming no increases in the specified amount) the surrender charge will be zero.

If you increase the specified amount, a new surrender charge will be applicable, in addition to the then existing surrender charge. This charge will be determined based on the insured's attained age, risk class, and in most states, sex of the insured. The surrender charge applicable to the increase will be 70% of the surrender charge on a new policy whose specified amount equals the amount of the increase, and will cover administrative expenses. The additional surrender charge will also remain constant for five years from the start of the policy year in which the increase occurs, and will decrease to zero by the beginning of the sixteenth year.

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

If you decrease the specified amount while the surrender charge applies, the surrender charge will remain the same.

Based on its actuarial determination, the Company does not anticipate that the surrender charge will cover all sales and administrative expenses which the Company will incur in connection with the Policy. Any such shortfall, including but not limited to payment of sales and distribution expenses, would be charged to and paid by the Company.

SURRENDER CHARGES ON FULL AND PARTIAL SURRENDERS
FULL SURRENDER: All applicable surrender charges are imposed.

PARTIAL SURRENDER: A proportional percentage of all surrender charges is imposed. The proportional percentage is the amount of the net partial surrender divided by the sum of the fixed account value and the separate account value less full surrender charges. When a partial surrender is made, any applicable remaining surrender charges will be reduced in the same proportion. A transaction charge of $25 or 2% of the amount of the net surrender payment, whichever is less, will be made against the total account value. (See "Partial Surrenders.")

Note: The surrender charge will vary between 41% and 100% of one year's basic annual premium, depending on the insured's age, risk class and in most states, sex of the insured.

POLICY CHOICES

When you buy a Policy, you make four important choices:

   1)  Which one of the two death benefit options you would like;

   2)  Whether you want the guaranteed death benefit provision, and to what age;

   3)  The amount of premium you intend to pay; and

   4) The way your premiums will be allocated to the Funds and/or the fixed account.


Each of these choices is described in detail below.

DEATH BENEFIT
At the time of purchase, you must choose between the two available death benefit options. The amount payable under either option will be determined as of the date of the Insured's death.

Under OPTION 1, the death benefit will be the greater of the specified amount (a minimum of $100,000 on the date of this Prospectus), or the applicable percentage of the total account value. The percentage is 250% through age 40 and decreases yearly to 100% at age 100. Option 1 generally provides a level death benefit.

Under OPTION 2, the death benefit will be the greater of the specified amount (a minimum of $100,000 on the date of this Prospectus), plus the total account value, or the applicable percentage (described above) of the total account value. Option 2 provides a varying death benefit which increases or decreases over time, depending on the amount of premium paid and the investment performance of the underlying funding options you choose.

Under both option 1 and option 2, the death benefit may be affected by partial surrenders. The death benefit for both options will be reduced by the amount necessary to repay any loans in full.

GUARANTEED DEATH BENEFIT PROVISION
The guaranteed death benefit provision assures that, as long as the guaranteed death benefit premium test as described below is met, the Policy will stay in force even if the cash value is insufficient to cover the current monthly deductions. The guaranteed death benefit premium is a specified amount of premium required to keep the Policy in force to either age 80 or age 100.

The guaranteed death benefit provision must be selected on the application. It may not be available to all risk classes and is only available in those states where it has been approved. (Note: not available in New York.) The guaranteed death benefit provision is available to age 80 or to age 100.

We will test annually to determine if the sum of all premiums paid to date is sufficient to support the guaranteed death benefit provision. In order for the guaranteed death benefit provision to be in effect, the sum of all premiums paid less partial surrenders must be greater than or equal to the required monthly guaranteed death benefit premium times the number of months elapsed since the Policy's issue date.

However, if these premiums are not sufficient, the policy owner will be notified and given two months (61 days in New Jersey) to pay the amount needed. If the guaranteed death benefit provision to age 100 had been in place, and the amount needed is not received within the two-month period; the guaranteed death benefit provision to age 80 will be substituted, if there is enough premium; if not the guaranteed death benefit provision to age 100 will terminate. If the guaranteed death benefit provision to age 80 had been in place and the amount needed is not received within the two-month period (61 days in New Jersey), the guaranteed death benefit provision will terminate.

If a guaranteed death benefit provision is terminated it may not be reinstated.

Increases, decreases, partial surrenders, and option changes may affect the guaranteed death benefit premium. These events and loans may also affect the Policy's ability to remain in force even if the cumulative annual guaranteed death benefit provision test has been met.

PREMIUM PAYMENTS
During the first five policy years, payment of the basic premium assures that the Policy will remain in force for that five year period, as long as there are no surrenders or loans taken during that time. The basic premium is stated in the Policy. If basic premiums are not paid, or there are surrenders or loans taken during the first five policy years, the Policy will lapse if the cash surrender value is less than the next monthly deduction.

Basic premiums are current if premiums paid, minus loans and minus partial surrenders, are greater than or equal to the basic premium (expressed as a monthly amount) multiplied by the number of months the Policy has been in force.

After the first five policy years, your Policy will not lapse as long as the Policy's cash surrender value is sufficient to cover the next monthly deduction.

Planned premiums are those premiums you choose to pay on a scheduled basis. We will bill you annually, semiannually, or quarterly, or at any other agreed-upon frequency. Pre-authorized automatic monthly check payments may also be arranged.

Additional premiums are any premiums you pay in addition to planned premiums.

Payment of basic premiums, planned premiums, or additional premiums in any amount will not, except as noted above, guarantee that your Policy will remain in force. Failure to pay planned premiums or additional premiums will not necessarily cause your Policy to lapse. Not paying your planned premiums can, however, cause the guaranteed death benefit provision to terminate. (See "Guaranteed Death Benefit Provision.")

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

You may increase your planned premium at any time by submitting a written notice to us or by paying additional premiums, except that:

1) We may require evidence of insurability if the additional premium or the new planned premium during the current policy year would increase the difference between the death benefit and the total account value. If satisfactory evidence of insurability is requested and not provided, we will refund the increase in premium without interest and without participation of such amounts in the underlying funding options;

2) In no event may the total of all premiums paid exceed the then-current maximum premium limitations established by federal law for a Policy to qualify as life insurance. (See "Tax Matters.") If, at any time, a premium is paid which would result in total premiums exceeding such maximum premium limitation, we will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the then-current maximum premium limitations prescribed by law;

3) If you make a sufficient premium payment when you apply for a Policy, and have answered favorably certain questions relating to the Insured's health, a "temporary insurance agreement" in the amount applied for (subject to stated maximum) will be provided;

4) After the first premium payment, all premiums must be sent directly to our Administrative Office and will be deemed received when actually received at the Administrative Office. Your premium payments will be allocated as you have directed, and amounts allocated to the Funds will be credited to your Policy at the accumulation unit value as of the next valuation period after each payment is received in the Administrative Office; and

5) You may reallocate your future premium payments at any time free of charge. Any reallocation will apply to premium payments made after you have received written verification from us.

We may backdate a Policy, upon request and under limited circumstances, by assigning an issue date earlier than the date the application is signed but no earlier than six months prior to state approval of the Policy. Backdating may be desirable, for example, so that you can purchase a particular policy specified amount for lower cost of insurance rates based on a younger insurance age. For a backdated Policy, you must pay the minimum premium payable for the period between the issue date and the date the initial premium is invested in the separate account. Backdating of your Policy will not affect the date on which your premium payments are credited to the separate account and you are credited with accumulation units. You cannot be credited with accumulation units until your net premium is actually deposited in the separate account. (See "Policy Values--Total Account Value.")

INITIAL ALLOCATIONS TO FUNDING OPTIONS
At purchase, you must decide how to allocate your net premiums among the Funds and/or the fixed account. Net premiums must be allocated in whole percentages.

TRANSFERS BETWEEN FUNDING OPTIONS
Up until the maturity date, you may transfer policy values from one Fund to another at any time, or from Variable Life Account B to the fixed account. And, within the 45 days after each policy anniversary, you may also transfer a portion of the fixed account value to one or more Funds before the maturity date. This type of transfer is allowed only once in the 45-day period after the policy anniversary and will be effective as of the next valuation period after your request is received in good order at the Administrative Office. The amount of such transfer cannot exceed the greater of (a) 25% of the fixed account value, or (b) $500. If the fixed account value is less than or equal to $500, you may transfer all or a portion of the fixed account value. We may increase this limit from time to time.

Any transfer among the Funds or to the fixed account will result in the crediting and cancellation of accumulation units based on the accumulation unit values determined for the valuation period in which a written request is received at our Administrative Office. (See "Accumulation Unit Value.") You should carefully consider current market conditions and each Fund's investment policies and related risks before allocating money to the Funds.

Order for the purchase of Fund shares may be subject to acceptance by the Fund. We reserve the right to reject, without prior notice, any transfer request to a subaccount if the subaccount's investment in the corresponding Fund is not accepted by the Fund for any reason.

TELEPHONE TRANSFERS
You may request a transfer of account values either in writing or by telephone. You may also send your request by facsimile to the Administrative Office. In order to make telephone transfers, a written telephone transfer authorization form must be completed by the policy owner and returned to the Administrative Office. Once the form is processed, the policy owner may request a transfer by telephoning the Administrative Office. All transfers must be in accordance with the terms of the Policy.

Transfer instructions are currently accepted for each valuation period. Once instructions have been accepted and processed, they may not be rescinded; however, new telephone instructions may be given on the following day. If the transfer instructions are not in good order, the Company will not execute the transfer and you will be notified.

We will use reasonable procedures, such as requiring identifying information from callers, recording telephone instructions, and providing written confirmation of transactions, in order to confirm that telephone instructions are genuine. Any telephone instructions which we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. As a result of this procedure, the policy owner will bear the risk of loss. If the Company does not use reasonable procedures, as described above, it may be liable for losses due to unauthorized instructions.

Please note that the telephone and/or facsimile may not always be available. Any telephone or facsimile, whether it is ours, yours, your service provider's or your agent's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should send your request in writing to our Administrative Office.


MARKET TIMING
Frequent, large, or short-term transfers among subaccounts and the fixed account, such as those associated with "market timing" transactions, can affect the Funds and their investment returns. Such transfers may dilute the value of the Fund shares, interfere with the efficient management of the Fund's portfolio, and increase brokerage and administrative costs of the Funds. As an effort to protect our Policy owners and the Funds from potentially harmful trading activity, we utilize certain market timing policies and procedures (the "Market Timing Procedures"). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the subaccounts and the fixed account that may affect other Policy owners or Fund shareholders. We discourage frequent transfers, and we accommodate frequent transfers only if we lack a contractual basis to refuse those transfer requests.

We discourage frequent trading by assessing transfer charges and enforcing limitations on transfers to the extent allowed by the Policies as described in the Transfers section of the prospectus. We apply these limitations uniformly to all policy owners. If we are unable to prevent market timing, certain Policy owners may engage in market timing activity which is harmful to other Policy owners. That harm may include the dilution of the value of Fund shares and increased expenses which negatively impact investment returns as described above.

The Funds may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares. The prospectuses for the Funds describe any such policies and procedures, which may be more or less restrictive than the frequent trading policies and procedures of other funds and the Market Timing Procedures we have adopted to discourage frequent transfers among subaccounts. Policy owners and other persons with interests under the Policies should be aware that we may not have the contractual obligation or the operational capacity to apply the frequent trading policies and procedures of the Funds.

In our sole discretion, we may impose revised Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We will apply these revised Market Timing Procedures uniformly to all Policy owners. In addition, we may impose other procedures or restrictions as required by law or court order, or to comply with state or federal regulatory requirements. We also reserve the right to implement and administer redemption fees imposed by one or more of the funds in the future.


LIMITS IMPOSED BY THE FUNDS
Orders for the purchase of Fund shares may be subject to acceptance or rejection by the underlying Fund. We reserve the right to reject, without prior notice, any allocation of a premium payment to a sub-account if the sub-account's investment in its corresponding fund is not accepted by the Fund for any reason.

AUTOMATED TRANSFERS (DOLLAR COST AVERAGING)
Dollar cost averaging describes a program of investing a uniform sum of money at regular intervals over an extended period of time. Dollar cost averaging is based on the economic fact that buying a security with a constant sum of money at fixed intervals results in acquiring more of the item when prices are low and less of it when prices are high.

You may establish automated transfers of fund account values on a monthly or quarterly basis from the ING VP Money Market Portfolio to any other investment option through written request or other method acceptable to the Company. You must have a minimum of $5,000 allocated to the ING VP Money Market Portfolio in order to enroll in the dollar cost averaging program. The minimum automated transfer amount is $50 per month. There is no additional charge for the program. You may start or stop participation in the dollar cost averaging program at any time, but you must give the Company at least 30 days notice to change any automated transfer instructions that are currently in place. The Company reserves the right to suspend or modify automated transfer privileges at any time.

Before participating in the dollar cost averaging program, you should consider the risks involved in switching between investments available under the Policy. Dollar cost averaging requires regular investments regardless of fluctuating price levels, and does not guarantee profits or prevent losses. Therefore, you should carefully consider market conditions and each Fund's investment policies and related risks before electing to participate in the dollar cost averaging program.

We do not offer any automated or on-demand transfer option to restore or rebalance your sub-accounts to certain percentages of your total account value.

POLICY VALUES

TOTAL ACCOUNT VALUE
The total account value is the sum of the fixed account value, the separate account value and the loan account value.

Once your Policy has been issued, each net premium (the premium paid less the premium load) allocated to a variable funding option of the separate account is credited in the form of accumulation units of the funding option. An "accumulation unit" is the measure of the net investment result of each variable funding option, based on that funding option's accumulation unit value (AUV). Accumulation units are valued once daily as of the close of trading, normally 4:00 PM, New York time, on each day that the New York Stock Exchange (NYSE) is open and trading is unrestricted ("valuation date"). On any day other than a valuation date, the accumulation units will not change. A "valuation period" is the period starting at the close of trading on the NYSE on a valuation date, and ending at the close of trading on the next valuation date. Each net premium will be credited to your Policy at the AUV determined for the valuation period in which it is received and accepted by us at our Administrative Office following the issue date of the Policy. The number of accumulation units credited is determined by dividing the net premium by the value of an accumulation unit next computed after we receive the premium. Shares in the Funds are purchased by the separate account at the net asset value determined by the Fund for the valuation period in which the net premium is received by the Company. Since each Fund has a unique AUV, a policy owner who has elected a combination of funding options will have accumulation units credited to each funding option.

The total account value of your Policy is determined by:

   1) multiplying the total number of accumulation units credited to the Policy for each applicable Fund by its appropriate current AUV;

   2) if you have elected a combination of Funds, totaling the resulting values; and

   3) adding any fixed account and loan account values.

The number of accumulation units credited to a Policy will not be changed by any subsequent change in the value of an accumulation unit. The number is increased by subsequent contributions to or transfers into that funding option, and decreased by charges and withdrawals from that funding option.

The fixed account value reflects amounts allocated to the general account through payment of premiums or transfers from the separate account. The fixed account value is guaranteed; however, there is no assurance that the separate account value of the Policy will equal or exceed the net premiums paid and allocated to the separate account.

The loan account value is the sum of all unpaid loans, preferred and nonpreferred.

You will be advised at least annually as to the number of accumulation units which remain credited to the Policy, the current AUV, the separate account value, the fixed account value, and the total account value.

ACCUMULATION UNIT VALUE
The value of an accumulation unit for any valuation period is determined by multiplying the value of an accumulation unit for the immediately preceding valuation period by the net investment factor for the current period for the appropriate Fund. The net investment factor equals the net investment rate plus
1.0000000. The net investment rate is determined separately for each Fund. It is computed according to a formula that is equivalent to the following:

   1) the net assets of the Fund held in Variable Life Account B at the end of a valuation period; minus

   2) the net assets of the Fund held in Variable Life Account B at the beginning of that valuation period; plus or minus

   3) taxes or provisions for taxes, if any, attributable to the operation of Variable Life Account B (with any federal tax liability offset by foreign tax credits to the extent allowed); divided by

   4) the value of the accumulation units held by Variable Life Account B at the beginning of the valuation period; minus

   5) a daily charge for mortality and expense risk, and administrative expenses.

(See "Charges and Fees Assessed against the Separate Account.")

In certain circumstances, and when permitted by law, it may be prudent for the Company to use a different standard industry method for this calculation. We will achieve substantially the same result using either method.

MATURITY VALUE
The maturity value of your Policy depends on whether or not the guaranteed death benefit provision is in effect. If it is, the maturity value is the greater of the total account value and the specified amount on the maturity date, less the amount necessary to repay all loans in full. If it is not, the maturity value is the total account value on the maturity date, less the amount necessary to repay all loans in full.

CASH SURRENDER VALUE
The cash surrender value of your Policy is the amount you can receive in cash by surrendering the Policy. This equals the total account value minus the applicable surrender charge and the amount necessary to repay any loans in full. In early policy years, or if there has been a substantial reduction in the specified amount, there may be little or no cash surrender value available. All or part of the cash surrender value may be applied to one or more of the settlement options. (See "Surrender Charge.")

POLICY RIGHTS

FULL SURRENDERS
You may surrender your Policy for the full cash surrender value. If you surrender your Policy in its early years, there may be little or no cash surrender value.

PARTIAL SURRENDERS
A partial surrender may be made at any time after the first policy year.

The amount of a partial surrender may not exceed the cash surrender value on the date the request is received and may not be less than $500.

Partial surrenders may only be made prior to election of a settlement option.

For an option 1 Policy (see "Death Benefit"), a partial surrender will reduce the total account value, death benefit, and specified amount. The specified amount and total account value will be reduced by equal amounts and will reduce any past increases in the reverse order in which they occurred.

For an option 2 Policy (see "Death Benefit"), a partial surrender will reduce the total account value and the death benefit, but it will not reduce the specified amount.

Payment of any amount due from the separate account values on a full or partial surrender will be made within seven calendar days after we receive your written request at our Administrative Office in form satisfactory to us.

Payment may be postponed when the New York Stock Exchange has been closed and for such other periods as the Commission may require. Payment from the fixed account values may be deferred up to 6 months, except when used to pay premiums to the Company.

The specified amount remaining in force after a partial surrender may not be less than $100,000. Any request for a partial surrender that would reduce the specified amount below this amount will not be granted. In addition, if, following the partial surrender and the corresponding decrease in the specified amount, the Policy would not comply with the maximum premium limitations required by federal tax law, the decrease may be limited to the extent necessary to meet the federal tax law requirements.

If, at the time of a partial surrender, your total account value is attributable to more than one funding option, the surrender charge, transaction charge and the amount paid to you upon the surrender will be taken proportionately from the accumulation unit values in each funding option.

AVOIDING LOSS OF COVERAGE
Take note: The following explanations of the No-Lapse Coverage Provision and the Reinstatement of a Lapsed Policy should be read together with the Guaranteed Death Benefit Provision, discussed earlier under Policy Choices. These three provisions, and the interrelationship between them, determine whether you keep or lose your insurance. If you have any questions about how they operate and how each provision affects the others, please contact the Administrative Office.

NO-LAPSE COVERAGE PROVISION
This Policy will not terminate during the five-year period after its issue date or the issue date of any increase if, on each monthly deduction day within that period, the sum of premiums paid equals or exceeds:

   1) the sum of the basic premiums for each Policy month from the issue date, including the current month; plus

   2) any partial surrenders; plus

   3) any increase in loan account value since the Policy's issue date or the issue date of any increase.

If, on each monthly deduction day within the five-year period, the sum of premiums paid is less than the sum of the items 1, 2, and 3 above, and the cash surrender value is insufficient to cover the current monthly deduction, the grace period provision will apply.

After the five-year period expires, and depending on the investment performance of the Funds, the total account value may be insufficient to keep this Policy in force, and payment of an additional premium may be necessary, unless the guaranteed death benefit provision has been elected.

REINSTATEMENT OF A LAPSED POLICY
A lapse occurs if your monthly deduction is greater than the cash surrender value and no payment to cover the deduction is made within the 61 days of our notifying you. This may happen after the first five policy years, or during the first five policy years if your basic premiums are not current. The cash surrender value may be insufficient because it has been exhausted by earlier deductions, due to poor investment performance, partial surrenders, indebtedness for policy loans, reductions in specified amount or some combination of these factors.

You can apply for reinstatement within five years after the date of termination and before the maturity date. To reinstate your Policy we will require satisfactory evidence of insurability and an amount sufficient to pay for the current monthly deduction plus two additional monthly deductions.

If the Policy is reinstated within five years of this policy's issue date or while the no-lapse coverage provision (see "No-Lapse Coverage Provision") would be in effect if this Policy had not lapsed, all values including the loan account value will be reinstated to the point they were on the date of lapse. However, the guaranteed death benefit provision will not be reinstated.

If the Policy is reinstated after the no-lapse coverage provision (see "No-Lapse Coverage Provision") has expired, this Policy will be reinstated on the monthly deduction day following our approval. This Policy's total account value at reinstatement will be the net premium paid less the monthly deduction due that day. Any loan account value will not be reinstated, and the guaranteed death benefit will not be reinstated.

If the Policy's cash surrender value less any loan account value plus accrued interest is not sufficient to cover the full surrender charge at the time of lapse, the remaining portion of the surrender charge will also be reinstated at the time of Policy reinstatement.

POLICY LOANS: PREFERRED AND NONPREFERRED
Unless otherwise required by state law, the maximum loan amount is 90% of the cash surrender value at the time of a loan.

Loans taken during the first ten policy years are considered nonpreferred loans. Beginning in the eleventh policy year, up to 10% of the maximum loan amount available at the beginning of a policy year can be taken as a preferred loan during that policy year. Amounts borrowed that are in excess of the maximum loan amount available for a preferred loan will be considered a nonpreferred loan. An amount equal to what you receive for a loan, together with any interest added to the loan for due and unpaid interest, as described below, will be added to the loan account value.

If you are using more than one underlying funding option, the amount of the loan will be withdrawn in proportion to the value of each funding option.

Interest on loans will accrue at an annual rate which will be the greater of:

   1)The monthly average (i.e., the composite yield on corporate bonds as published by Moody's Investors Service, Inc.) for the calendar month which ends two months before the month in which the Policy Anniversary occurs; or

   2)5.5%.

Increases or decreases to the current interest rate will occur only when the new policy year's annual interest rate is greater or lower than the prior policy year's annual interest rate by at least 0.5%.

We will notify you of the current interest rate charged for a loan at the time a loan is made. If your Policy has a loan outstanding, we will notify you of any change in the interest rate before the new rate becomes effective.

Interest is payable by you once a year on each anniversary of the loan, or earlier upon surrender, payment of proceeds, or maturity of a Policy. Any interest you do not pay when due becomes part of the loan and bears interest.

An amount equal to what you receive for a loan, together with any interest accrued but not paid, will be added to the loan account value. We will credit interest on the loan account value. The loan account value for nonpreferred loans will be credited interest, during any policy year, at an annual rate that is the interest rate charged on the loan minus 2%. However, in no case will the credited interest rate be less than 4.5% annually.

The loan account value on preferred loans will be credited interest at a rate equal to the interest rate charged. In no case will the credited interest rate be less than 5.5% annually.

If a policy loan is requested, the amount to be borrowed will be withdrawn by the Company from the funding options and fixed account value in proportion to the value of the Policy attributable to each funding option and the fixed account. Repayments on the loan will be allocated among the funding options in the same proportion the loan was taken from the funding options. The loan account value will be reduced by the amount of any loan repayment.

The amount necessary to repay all loans in full is the loan account value plus any interest accrued since the last policy anniversary. Such interest is payable in order to discharge any policy indebtedness.

POLICY CHANGES FOR INCREASES, DECREASES AND DEATH BENEFIT OPTION
You may make changes to your Policy, as described below, by submitting a written request to our Administrative Office in a form satisfactory to us.

INCREASES: Beginning in the second policy year, you may increase the specified amount of your Policy subject to the following conditions:

1)  Satisfactory evidence of insurability may be required;

2) The cash surrender value at the time of an increase must be at least three times the sum of (a) the most recent monthly deduction from the total account value and (b) the amount of the increase, divided by 1000, times the applicable cost of insurance rate;

3)  An increase in the specified amount will increase the surrender charge;

4) The basic monthly premium will be increased when the specified amount is increased. The Policy will not terminate within five years of the issue date of the increase if the conditions of this provision and the no-lapse coverage provision are met;

5) Increases through the fifth year are limited to four times the initial specified amount; and

6) Increases in the specified amount will increase the guaranteed death benefit provision amount and will affect the guaranteed death benefit premium.

DECREASES: Beginning in the sixth policy year decreases will be allowed, however:

1) No decrease may reduce the specified amount to less than the minimum for this type of policy. (See Death Benefit); and

2) Any decrease will cause a decrease in the guaranteed death benefit provision.

DEATH BENEFIT OPTION CHANGE: A death benefit option change will be allowed, subject to the following conditions:

1) The change will take effect on the monthly deduction day on or next following the date on which the Administrative Office receives your written request;

2) There will be no change in the surrender charge, and evidence of insurability may be required;

3) We will not allow a change in the death benefit option if the specified amount will be reduced below the minimum specified amount;

4) Changes from option 1 to option 2 are allowed beginning in the sixth policy year. The new specified amount will equal the specified amount less the total account value at the time of the change;* and

5) Changes from option 2 to option 1 are allowed after the first policy year. The new specified amount will equal the specified amount plus the total account value as of the time of the change.*

*Changes in the death benefit option also affect the guaranteed death benefit provision amount and the guaranteed death benefit premium.

RIGHT TO EXAMINE THE POLICY
The Policy has a period during which you may examine the Policy. If for any reason you are dissatisfied, it may be returned to our Administrative Office for a refund. It must be returned within ten days (state variations may apply) after you receive the Policy and the written notice of withdrawal right, or within 45 days after you sign the application for the Policy, whichever occurs latest. If you return (cancel) the Policy, we will pay a refund of:

   1) the difference between payments made and amounts allocated to the separate account; plus

   2) the value of the amount allocated to the separate account as of the date the returned Policy is received by us; plus

   3) any fees imposed on the amounts allocated to the separate account.

If state law does not permit such a refund, then the refund will equal premiums paid, without interest. Refunds will usually occur within seven days of notice of cancellation, although a refund of premiums paid by check may be delayed until the check clears your bank.

PAYMENT OF DEATH BENEFIT

The death benefit is the amount payable to the beneficiary upon the death of the insured. Any outstanding loan amounts or overdue deductions are withheld from the death benefit prior to payment.

The death benefit under the Policy will be paid in a lump sum within seven days after we receive due proof of the insured's death (a certified copy of the death certificate) at our Administrative Office, unless you or the beneficiary have elected that it be paid under one or more of the settlement options. (See "Settlement Options.")

Payment of the death benefit may be delayed if the Policy is being contested. While the insured is living, you may elect a settlement option for the beneficiary and deem it irrevocable. You may revoke or change a prior election. The beneficiary may make or change an election within 90 days of the death of the insured, unless you have made an irrevocable election. A beneficiary who has elected settlement option 1 may elect another option within two years after the insured's death.

All or a part of the death benefit may be applied under one or more of the settlement options, or such options as we may choose to make available in the future.

If the Policy is assigned as collateral security, we will pay any amount due the assignee in one lump sum. Any excess death benefit due will be paid as elected.

POLICY SETTLEMENT

There are several ways in which a beneficiary may receive annuity payments from a death benefit. These are called settlement options. If the owner surrenders the Policy, settlement options are available for the amount of the policy cash surrender value.

Proceeds in the form of settlement options are payable by the Company upon the insured's death, upon maturity of the policy, or upon election of one of the following settlement options or any we make available (after any applicable surrender charges have been deducted).

A written request may be made to elect, change, or revoke a settlement option before payments begin under any settlement option. This request must be in form satisfactory to us, and will take effect upon its filing at our Administrative Office. If no settlement option has been elected by the policy owner when the death benefit becomes payable to the beneficiary, that beneficiary may make the election.

The first variable settlement option payment will be as of the tenth valuation period following our receipt of the properly completed election form.

SETTLEMENT OPTIONS
Options 2, 3 and 4 are in the form of an annuity, which is a series of payments for life or a definite period of time. The person receiving the payments is called the annuitant.

OPTION 1 -- Payment of interest on the sum left with us;

OPTION 2 -- Payments for a stated number of years, at least three but no more than thirty;

OPTION 3 -- Payments for the lifetime of the annuitant. If also chosen, we will guarantee payments for 60, 120, 180, or 240 months;

OPTION 4 -- Payments during the joint lifetimes of two annuitants. At the death of either, payments will continue to the survivor. When this option is chosen, a choice must be made of:

   a) 100% of the payment to continue to the survivor;

   b) 66 2/3% of the payment to continue to the survivor;

   c) 50% of the payment to continue to the survivor;

   d) Payments for a minimum of 120 months, with 100% of the payment to continue to the survivor; or

   e) 100% of the payment to continue to the survivor if the survivor is the annuitant, and 50% of the payment to continue to the survivor if the survivor is the second annuitant.

In most states, no election may be made that would result in a first payment of less than $25 or that would result in total yearly payments of less than $120. If the value of the Policy is insufficient to elect an option for the minimum amount specified, a lump-sum payment must be elected.

Proceeds applied under option 1 will be held by us in the general account. Proceeds in the general account will be used to make payments on a fixed-dollar basis. We will add interest to such proceeds at an annual rate of not less than 3%. We may add interest daily at any higher rate.

Under option 1, the annuitant may later tell the Company to (a) pay to him or her a portion or all of the sum held by the Company; or (b) apply a portion or all of the sum held by the Company to another settlement option.

Proceeds applied under options 2, 3 and 4 will be held (a) in the general account; or (b) in Variable Annuity Account B, invested in one or more of the available investment options, or (c) a mix of (a) and (b). Proceeds held in Variable Annuity Account B will be used to make payments on a variable basis.

If payments are to be funded on a variable basis (by the Funds), the first and subsequent payments will vary depending on the assumed net investment rate. This rate will be 3.5% per year, unless a 5% annual rate is chosen. The assumed net investment rate is chosen by the payee.

Selection of a 5% rate causes a higher first payment, but subsequent payments will increase only to the extent the actual net investment rate exceeds 5% on an annualized basis, and they will decline if the rate is less than 5%. Use of the 3.5% assumed net investment rate causes a lower first payment, but subsequent payments will increase more rapidly or decline more slowly as changes occur in the actual net investment rate. The investment performance of the underlying funding option(s) must equal such assumed rate, plus enough to cover the mortality and expense risk and administrative fee charges, if future payments on a variable basis are to remain level.

If payments on a variable basis are not to decrease, gross return on the assets of the underlying funding option must be:

   1) 4.75% on an annual basis, plus an annual return of up to 0.25% needed to offset the administrative charge in effect at the time settlement option payments start, if an assumed net investment rate of 3.5% is chosen; or

   2) 6.25% on an annual basis, plus an annual return of up to 0.25% needed to offset the administrative charge in effect at the time settlement option payments start, if an assumed net investment rate of 5% is chosen.

Option 2, 3 or 4 may be chosen on a fixed-dollar basis. However, if the guaranteed payments are less than the payments which would be made from the purchase of the Company's current single premium immediate annuity, the larger payment will be made instead.

As to funds held under option 1, the annuitant may elect to make a withdrawal or to change options. Under option 2, if payments are made on a variable basis, the current value may be withdrawn at any time. Amounts held in the fixed account may not be withdrawn under option 2. No withdrawals or changes of option may be made under options 3 and 4.

When an annuitant dies while receiving payments under option 2, 3 or 4, the present value of any remaining guaranteed payments will either be paid in one sum to the annuitant's beneficiary, or upon election by that beneficiary, any remaining guaranteed payments will continue to that beneficiary. If no beneficiary exists, the present value of any remaining guaranteed payments will be paid in one sum to the annuitant's estate. If the annuitant dies while receiving payments under option 1, the current value of the option will be paid in one sum to the beneficiary, or to the annuitant's estate.

If the annuitant's beneficiary dies (and there is no contingent beneficiary), while receiving payments, the current value of the account (option 1), or the present value of any remaining guaranteed payments will be paid in one sum to the estate of that beneficiary. The interest rate used to determine the first payment will be used to calculate the present value.

CALCULATION OF SETTLEMENT PAYMENTS ON A VARIABLE BASIS
When you have chosen payment on a variable basis, the first payment is calculated as follows:

   1) the portion of the proceeds applied to make payments on the variable basis; divided by

   2) 1,000; times

   3) the payment rate per $1000 of proceeds for the option chosen as shown in the policy.

Such amount, or portion, of the variable payment will be divided by the settlement option unit value (described below), as of the tenth valuation period before the due date of the first payment, to determine the number of settlement option units. Each future payment is equal to the number of settlement option units, times the settlement option unit value as of the tenth valuation period prior to the due date of the payment.

For any valuation period, the Fund(s) settlement option unit value is equal to:

   1) The settlement option unit value for the previous valuation period; times

   2) The net return factor (as defined below) for the valuation period; times

   3) A factor to reflect the assumed net investment rate.

The factor for 3.5% per year is 0.9999058; for 5% per year, it is 0.9998663.

The net return factor equals:

   1)The net assets of the applicable fund held in Variable Annuity Account B at the end of a valuation period; minus

   2)The net assets of the applicable fund held in Variable Annuity Account B at the beginning of that valuation period; plus or minus

   3)Taxes or provision for taxes, if any, attributable to the operations of Variable Annuity Account B; divided by

   4)The value of settlement option units and other accumulation units held in Variable Annuity Account B at the beginning of the valuation period; minus

   5)A daily charge at an annual rate of 1.25% of your account value invested in the subaccount for annuity mortality and expense risk and the then-current daily administrative expense charge.

The number of settlement option units remains fixed. However, the dollar value of the settlement option unit values and the payment may increase or decrease due to investment gain or loss.

Payments will not be affected by changes in the mortality or expense results or administrative expense charges.

SPECIAL PLANS

Where allowed by law, the Company may reduce or eliminate certain charges for Policies issued under special circumstances that result in lower expenses to the Company (i.e., group arrangements with a sponsoring employer). The amount of any reduction, the charges to be reduced, and the criteria for applying a reduction will reflect the reduced sales effort, costs and differing mortality experience appropriate to the circumstances giving rise to the reduction. The charges will be reduced in accordance with the Company's practice in effect when the Policies are issued. Reductions will not be unfairly discriminatory against any person, including the purchasers to whom the reduction applies and all other owners of the Policies.

The Company offers Policies on a unisex and simplified underwriting basis to certain group or sponsored arrangements. A "group arrangement" includes a program under which an employer purchases individual Policies covering a group of individuals on a group basis. A "sponsored arrangement" includes a program under which an employer permits group solicitation of its employees for the purchase of the Policies on an individual basis. Under both arrangements, the employer pays all or part of the premium. The benefits and values of these Policies do not vary based on the sex of the insured in order to be used by employers in employee benefit plans where sex discrimination is prohibited by federal or state laws. The Company recommends that any employer proposing to offer the Policies to employees under either arrangement consult its attorney before doing so.

DIRECTORS AND OFFICERS

     The following is a list of current directors and principal officers of the Company, their position with the Company and their business experience during the past five years.

     NAME AND ADDRESS          POSITION WITH COMPANY             BUSINESS EXPERIENCE DURING PAST 5 YEARS
     ----------------          ---------------------             ---------------------------------------
 Thomas J. McInerney*        Director and Chairman       Has held several directorships and various executive
                                                         officer positions with various ING affiliated companies
                                                         since 1997, including positions as Director, Chief
                                                         Executive Officer, and President.

 Brian Comer**               President                   Has held several directorships and various executive
                                                         officer positions with various ING affiliated companies
                                                         since 2000, including positions as Director and
                                                         President.

 Jacques de Vaucleroy*       Director and                Has held several directorships and various executive
                             Senior Vice President       officer positions with various ING affiliated companies
                                                         since 2001, including positions as Director and Senior
                                                         Vice President. Managing Director, Member of the
                                                         Executive Committee, Bank Burssels Lambert, Brussels,
                                                         Belgium from January, 2000, to January, 2001.

 Kathleen A. Murphy*         Director                    Has held several directorships and various executive
                                                         officer positions with various ING affiliated
                                                         companies since 1987, including positions as
                                                         Director, Senior Vice President, General Counsel,
                                                         Deputy General Counsel and Chief Compliance Officer.

 Catherine H. Smith**        Director                    Has held several directorships and various executive
                                                         officer positions with various ING affiliated companies
                                                         since 1998, including positions as Director, Chairman
                                                         and Senior Vice President.

 David Wheat*                Director, Vice President    Has held several directorships and various executive
                             and Chief Financial Officer officer positions with various ING affiliated companies since 2001, including positions as Director, Senior Vice
                                                         President and Chief Financial Officer of various ING
                                                         affiliated companies since 2003. Chief Accounting
                                                         Officer of various ING affiliated companies from 2001 to
                                                         2002. Partner of Ernst & Young LLP from 1999 to 2001.

 Paula Cludray-Engelke***    Secretary                   Has held various officer positions with various ING
                                                         affiliated companies since 1985, including positions
                                                         as Secretary, Assistant Secretary, Director of
                                                         Individual Compliance and Director of Contracts
                                                         Compliance and Special Benefits.


Directors, officers and employees of the Company are covered by a blanket fidelity bond in an amount in excess of $50 million.

  * The address of these Directors and Officers is 5780 Powers Ferry Road, NW, Atlanta, Georgia 30327-4390. These individuals may also be directors and/or officers of other affiliates of the Company.


 ** The address of this Director and this Officer is 151 Farmington Avenue,
    Hartford, Connecticut 06156-8975. These individuals may also be directors and/or officers of other affiliates of the company.

*** The address of this Officer is 20 Washington Avenue South, Minneapolis,
    Minnesota 55401. This individual may also be an officer of other affiliates of the Company.


ADDITIONAL INFORMATION

REPORTS TO POLICY OWNERS
Within 30 days after each policy anniversary and before proceeds are applied to a settlement option, we or our designee, will send you a report containing the following information:

   1)A statement of changes in the total account value and cash surrender value since the prior report or since the issue date, if there has been no prior report. This includes a statement of monthly deductions and investment results and any interest earnings for the report period;

   2)Cash surrender value, death benefit, and any loan account value as of the policy anniversary; and

   3)A projection of the total account value, loan account value and cash surrender value as of the succeeding policy anniversary.

If you have policy values funded in either separate account you will receive such additional periodic reports as may be required by the Commission.

Some state laws require additional reports; these requirements vary from state to state.

RIGHT TO INSTRUCT VOTING OF FUND SHARES
In accordance with our view of present applicable law, we will vote the shares of each of the Funds held in each separate account. The votes will be cast at meetings of the shareholders of the Fund and will be based on instructions received from policy owners. However, if the 1940 Act or any regulations thereunder should be amended or if the present interpretation should change, and as a result we determine that we are permitted to vote the shares of the Fund in our own right, we may elect to do so.

To determine how many votes each policy owner is entitled to direct with respect to a Fund, first we will calculate the dollar amount of your account value attributable to that Fund. Second, we will divide that amount by $100.00. The result is the number of votes you may direct. During the settlement option period, the number of votes is determined by dividing the valuation reserve attributable in the Fund, if any, by the net asset value of one share of the Fund. Fractional votes will be counted. Where the value of the total account value or the valuation reserve relates to more than one Fund, the calculation of votes will be performed separately for each Fund.

The number of shares which a person has a right to vote will be determined as of a date to be chosen by the Fund, but not more than 90 days before the meeting of the Fund. Voting instructions will be solicited by written communication at least 14 days before such meeting.

Fund shares for which no timely instructions are received, and Fund shares which are not otherwise attributable to policy owners, will be voted by us in the same proportion as the voting instructions which are received for all Policies participating in each Fund through Variable Life Account B. Policy owners having a voting interest will receive periodic reports relating to the Fund, proxy material and a form for giving voting instructions.

DISREGARD OF VOTING INSTRUCTIONS
We may, when required by state insurance regulatory authorities, disregard voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objectives of a Fund or to approve or disapprove an investment advisory contract for a Fund. In addition, we may disregard voting instructions in favor of changes initiated by a policy owner in the investment policy or the investment adviser of the Fund if we reasonably disapprove of such changes.

A change would be disapproved only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we determined that the change would have an adverse effect on the separate accounts in that the proposed investment policy for a Fund may result in overly speculative or unsound investments. In the event we do disregard voting instructions, a summary of that action and the reasons for such action will be included in the next annual report to policy owners.

STATE REGULATION
We are subject to regulation and supervision by the Insurance Department of the State of Connecticut, which periodically examines our affairs. We are also subject to the insurance laws and regulations of all jurisdictions where we are authorized to do business. The Policies have been approved by the Insurance Department of the State of Connecticut and in other jurisdictions.

We are required to submit annual statements of our operations, including financial statements, to the insurance departments of the various jurisdictions in which we do business, for the purposes of determining solvency and compliance with local insurance laws and regulations.


TRADING -- INDUSTRY DEVELOPMENTS

REGULATORY MATTERS
As with many financial services companies, the Company and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the Company and its affiliates have been and are providing full cooperation.

FUND REGULATORY ISSUES
Since 2002, there has been increased governmental and regulatory activity relating to mutual funds and variable insurance products. This activity has primarily focused on inappropriate trading of Fund shares, revenue sharing and directed brokerage, compensation, sales practices and suitability, arrangements with service providers, pricing, compliance and controls, and adequacy of disclosure.

In addition to responding to governmental and regulatory requests on Fund regulatory issues, ING management, on its own initiative, conducted, through special counsel and a national accounting firm, an extensive internal review of mutual fund trading in the ING insurance, retirement, and mutual fund products that it manages. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

The internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within the variable insurance and mutual fund products of ING, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Each of the arrangements has been terminated and disclosed to regulators, to the independent trustees of ING Funds (U.S.) and in reports previously filed by affiliates of the Company with the SEC pursuant to the Securities Exchange Act of 1934, as amended.

An affiliate of the Company, ING Funds Distributors, LLC ("IFD") has received notice from the staff of the National Association of Securities Dealers ("NASD") that the staff has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and federal securities laws in connection with frequent trading arrangements.

Other regulators, including the SEC and the New York Attorney General, are also likely to take some action with respect to the Company or certain affiliates before concluding their investigation of ING relating to Fund trading. The potential outcome of such action is difficult to predict but could subject the Company or certain affiliates to adverse consequences, including, but not limited to, settlement payments, penalties, and other financial liability. It is not currently anticipated, however, that the actual outcome of such action will have a material adverse effect on ING or ING's U.S.-based operations, including the Company.

ING has agreed to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the Securities and Exchange Commission. Management reported to the ING Funds Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or ING's U.S.-based operations, including the Company.

OTHER REGULATORY MATTERS
The New York Attorney General and other regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives, potential conflicts of interest, potential anti-competitive activity, marketing practices, certain financial reinsurance arrangements, and disclosure. It is likely that the scope of these investigations will further broaden before the investigations are concluded. U.S. affiliates of ING have received formal and informal requests in connection with such investigations, and are cooperating fully with each request for information.

These initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the Company is engaged.

In light of these and other developments, U.S. affiliates of ING, including the Company, periodically review whether modifications to their business practices are appropriate.


LEGAL MATTERS AND PROCEEDINGS
We are not aware of any material legal proceedings which involve the separate account as a party.

We are, or may be in the future, a defendant in various legal proceedings in connection with the normal conduct of our insurance operations. Some of these cases may seek class action status and may include a demand for punitive damages as well as for compensatory damages. In the opinion of management, the ultimate resolution of any existing legal proceeding is not likely to have a material adverse effect on our ability to meet our obligations under the policy.

ING Financial Advisers, LLC, the principal underwriter and distributor of the Policy, is not involved in any legal proceeding which, in the opinion of management, is likely to have material adverse effect on its ability to distribute the policy.

THE REGISTRATION STATEMENT
A Registration Statement under the Securities Act of 1933 has been filed with the Commission relating to the offering described in this prospectus. This prospectus does not include all the information set forth in the

Registration Statement, certain portions of which have been omitted pursuant to the rules and regulations of the Commission. The omitted information may be obtained at the Commission's principal office in Washington, DC, upon payment of the Commission's prescribed fees.

The Policies are no longer offered for sale.

DISTRIBUTION OF THE POLICIES
ING Financial Advisers, LLC serves as principal underwriter of the securities offered hereunder as defined by the federal securities laws. ING Financial Advisers, LLC is registered as a broker-dealer with the Commission and is a member of the National Association of Securities Dealers, Inc. ("NASD"). ING Financial Advisers, LLC has contracted with one or more registered broker-dealers including broker-dealers affiliated with it ("distributors") to service the Policies. All persons servicing the Policies will be registered representatives of the distributors, and will also be licensed as insurance agents to sell variable life insurance.

The maximum commission payable to salespersons and their supervising broker-dealers for policy distribution is 55% of the guaranteed death benefit premium to age 80, or, in the event of an increase in the specified amount, 55% of the guaranteed death benefit premium to age 80, attributable to the increase. In lieu of premium-based commission, equivalent amounts may be paid based on total account value. In particular circumstances, certain of these professionals may also be paid for their administrative expenses. In addition, some sales personnel may receive various types of non-cash compensation as special sales incentives, including trips and educational and/or business seminars.


These additional types of compensation are not offered to all broker-dealers. The terms of any particular agreement governing compensation may vary among broker-dealers and the amount may be significant. The prospect of receiving, or the receipt of, additional compensation may provide broker-dealers and/or their registered representatives with an incentive to favor sales of the policies over other variable life insurance policies (or other investments) with respect to which a broker-dealer does not receive additional compensation, or lower levels of additional compensation. You may wish to take such payments into account when considering and evaluating any recommendation relating to the Policies.


ING Financial Advisers, LLC may also contract with independent third party broker-dealers who will act as wholesalers. These parties may also provide training, marketing and other sales related functions for ING Financial Advisers, LLC and other broker-dealers and may provide certain administrative services to the Company in connection with the Policies. Such parties may receive compensation based on premium payments for the Policies purchased through broker-dealers selected by the wholesaler.

RECORDS AND ACCOUNTS
All records and accounts relating to the separate accounts and the Funds will be maintained by the Company or its designee. All reports required to be made and information required to be given will be provided by the Company or its designee.

Lincoln performs certain administrative functions relating to the Policies, and maintains books and records necessary to operate and administer the Policies.


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Ernst & Young LLP, 2300 National City Center, 110 West Berry Street, Fort Wayne, Indiana 46802 is the independent registered public accounting firm for Variable Life Account B. Ernst & Young LLP, 600 Peachtree Street, Suite 2800, Atlanta, Georgia 30308-2215 is the independent registered public accounting firm for the Company. The independent registered public accounting firm provides services to the Company and Variable Life Account B that include primarily the audit of the Company's and Variable Life Account B's financial statements.

TAX MATTERS
The following summary provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or to cover federal estate, gift and generation-skipping tax implications, state and local taxes or other tax situations. This discussion is not intended as tax advice. Counsel or other qualified tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present federal income tax laws. No representation is made as to the likelihood of continuation of the present federal income tax laws or as to how they may be interpreted by the Internal Revenue Service ("IRS").


The following discussion generally assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

TAX STATUS OF THE COMPANY
We are taxed as a life insurance company under the Internal Revenue Code. The separate account is not a separate entity from us. Therefore, it is not taxed separately as a "regulated investment company," but is taxed as part of the Company. We automatically apply investment income and capital gains attributable to the separate account to increase reserves under the Policy. Because of this, under existing federal tax law we believe that any such income and gains will not be taxed to us. In addition, any foreign tax credits attributable to the separate account will first be used to reduce any income taxes imposed on the separate account before being used by the Company.

We do not expect that we will incur any federal income tax liability attributable to the separate account and we do not intend to make provisions for any such taxes. However, if changes in the federal tax laws or their interpretation result in our being taxed on income or gains attributable to the separate account, then we may impose a charge against the separate account (with respect to some or all of the Policies) to set aside provisions to pay such taxes.

TAX STATUS OF THE POLICY


This Policy is designed to qualify as a life insurance contract under the Internal Revenue Code. All terms and provisions of the Policy shall be construed in a manner which is consistent with that design. In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in Section 7702 of the Internal Revenue Code. If your variable life Policy does not satisfy the requirements set forth in Section 7702 of the Internal Revenue Code, it will not be treated as life insurance under Internal Revenue Code 7702. You could then be subject to federal income tax on your Policy income as you earn it. While there is very little guidance as to how these requirements are applied, we believe it is reasonable to conclude that our policies satisfy the applicable requirements. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we will take appropriate and reasonable steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions or modify your Policy in order to do so.


We will at all times strive to assure that the Policy meets the statutory definition which qualifies the Policy as life insurance for federal income tax purposes.

DIVERSIFICATION AND INVESTOR CONTROL REQUIREMENTS
In addition to meeting the Internal Revenue Code Section 7702 tests, Internal Revenue Code Section 817(h) requires separate account investments, such as our separate account, to be adequately diversified. The Treasury has issued regulations which set the standards for measuring the adequacy of any diversification. To be adequately diversified, each sub-account must meet certain tests. If your variable life policy is not adequately diversified under these regulations, it is not treated as life insurance under Internal Revenue Code Section 7702. You would then be subject to federal income tax on your Policy income as you earn it. Each sub-account's corresponding fund has represented that it will meet the diversification standards that apply to your Policy. If it is determined that your variable life Policy does not satisfy the applicable diversification regulations, we will take appropriate and reasonable steps to bring your Policy into compliance with such regulations and we reserve the right to modify your Policy as necessary in order to do so.


In certain circumstances, owners of a variable life insurance policy have been considered, for federal income tax purposes, to be the owners of the assets of the separate account supporting their policies, due to their ability to exercise investment control over such assets. When this is the case, the policy owners have been currently taxed on income and gains attributable to the separate account assets. Your ownership rights under your Policy are similar to, but different in some ways from those described by the IRS in rulings in which it determined that Policy owners are not owners of separate account assets. For example, you have additional flexibility in allocating your premium payments and in your Policy values. These differences could result in the IRS treating you as the owner of a pro rata share of the separate account assets. We do not know what standards will be set forth in the future, if any, in Treasury regulations or rulings. We reserve the right to modify your Policy, as necessary, to try to prevent you from being considered the owner of a pro rata share of the separate account assets, or to otherwise qualify your Policy for favorable tax treatment.

TAX TREATMENT OF POLICY DEATH BENEFITS
The death benefit under a Policy is generally excludable from the gross income of the beneficiary(ies) under Section 101(a)(1) of the Internal Revenue Code. However, there are exceptions to this general rule. Additionally, federal and local transfer, estate inheritance and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Policy owner or beneficiary(ies). A qualified tax adviser should be consulted about these consequences.


DISTRIBUTIONS OTHER THAN DEATH BENEFITS
Generally, the Policy owner will not be taxed on any of the Policy value until there is a distribution. When distributions from a Policy occur, or when loan amounts are taken from or secured by a Policy, the tax consequences depend on whether or not the Policy is a "modified endowment contract."


Modified Endowment Contracts
Under the Internal Revenue Code, certain life insurance contracts are classified as "modified endowment contracts" and are given less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether or not it is classified as a modified endowment contract. The rules are too complex to be summarized here, but generally depend on the amount of premiums we receive during the first seven Policy years. Certain changes in a Policy after it is issued, such as reduction or increase in benefits or Policy reinstatement, could also cause it to be classified as a modified endowment contract. A current or prospective Policy owner should consult with a qualified tax adviser to determine whether or not a Policy transaction will cause the Policy to be classified as a modified endowment contract.


If a Policy becomes a modified endowment contract, distributions that occur during the Policy year will be taxed as distributions from a modified endowment contract. In addition, distributions from a Policy within two years before it becomes a modified endowment contract will be taxed in this manner. This means that a distribution made from a Policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

Additionally, all modified endowment contracts that are issued by us (or our affiliates) to the same Policy owner during any calendar year are treated as one modified endowment contract for purposes of determining the amount includible in the Policy owner's income when a taxable distribution occurs.

Once a Policy is classified as a modified endowment contract, the following tax rules apply both prospectively and to any distributions made in the prior two years:


1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a modified endowment contract will be treated first as distributions of gain, if any, taxable as ordinary income. Amounts will be treated as tax-free recovery of the Policy owner's investment in the Policy only after all gain has been distributed. The amount of gain in the Policy will be equal to the difference between the Policy's value and the investment in the Policy;

2) Loan amounts taken from or secured by a Policy classified as a modified endowment contract, and also assignments or pledges of such a Policy (or agreements to assign or pledge such a Policy), are treated as distributions and taxed first as distributions of gain, if any, taxable as ordinary income and as tax-free recovery of the Policy owner's investment in the Policy only after all gain has been distributed; and

3) A 10% additional income tax penalty may be imposed on the distribution amount subject to income tax. This tax penalty generally does not apply to distributions (a) made on or after the date on which the taxpayer attains age 59 1/2, (b) which are attributable to the taxpayer's becoming disabled (as defined in the Internal Revenue Code), or (c) which are part of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary. Consult a qualified tax adviser to determine whether or not you may be subject to this penalty tax.

Policies That Are Not Modified Endowment Contracts
Distributions other than death benefits from a Policy that is not classified as a modified endowment contract are generally treated first as a recovery of the Policy owner's investment in the Policy. Only after the recovery of all investment in the Policy is there taxable income. However, certain distributions made in connection with Policy benefit reductions during the first fifteen Policy years may be treated in whole or in part as ordinary income subject to tax. Consult a qualified tax adviser to determine whether or not any distributions made in connection with a reduction in Policy benefits will be subject to tax.

Loan amounts from or secured by a Policy that is not a modified endowment contract are generally not taxed as distributions. However, the tax consequences of preferred loans are uncertain and a qualified tax adviser should be consulted about such loans. Finally, neither distributions from, nor loan amounts from or secured by, a Policy that is not a modified endowment contract are subject to the 10% additional income tax.


Investment in the Policy
Your investment in the Policy is generally the total of your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax free.

OTHER TAX MATTERS


Policy Loans
In general, interest on a loan will not be deductible. A limited exception to this rule exists for certain interest paid in connection with certain "key person" insurance. You should consult a qualified tax adviser to determine whether you qualify under this exception.

Moreover, the tax consequences associated with a preferred loan available in the Policy are uncertain. Before taking out a loan, you should consult a qualified tax adviser as to the tax consequences.


If a loan from a Policy is outstanding when the Policy is surrendered or lapses, then the amount of the outstanding indebtedness will be added to the amount treated as a distribution from the Policy and will be taxed accordingly.


Continuation of a Policy
The tax consequences of continuing the Policy beyond maturity are unclear. For example, in certain situations it is possible that after the insured person reaches age 100, the IRS could treat you as being in constructive receipt of the account value if the account value becomes equal to the death benefit. If this happens, an amount equal to the excess of the account value over the investment in the Policy would be includible in your income at that time. Because we believe the Policy will continue to constitute life insurance at that time and the IRS has not issued any guidance on this issue, we do not intend to tax report any earnings due to the possibility of constructive receipt in this circumstance. You should consult a qualified tax adviser if you intend to keep the Policy in force after the maturity date.

Section 1035 Exchanges
Internal Revenue Code Section 1035 provides, in certain circumstances, that no gain or loss will be recognized on the exchange of one life insurance policy for another life insurance policy solely or an endowment or annuity contract. We accept 1035 exchanges with outstanding loans. Special rules and procedures apply to 1035 exchanges. These rules can be complex, and if you wish to take advantage of Section 1035, you should consult your qualified tax adviser.

Tax-exempt Policy Owners
Special rules may apply to a Policy that is owned by a tax-exempt entity. Tax-exempt entities should consult their qualified tax adviser regarding the consequences of purchasing and owning a Policy. These consequences could include an effect on the tax-exempt status of the entity and the possibility of the unrelated business income tax.

Tax Law Changes
Although the likelihood of legislative action is uncertain, there is always the possibility that the tax treatment of the Policy could be changed by legislation or otherwise. You should consult a qualified tax adviser with respect to legislative developments and their effect on the Policy.


Policy Changes to Comply with the Law
So that your Policy continues to qualify as life insurance under the Internal Revenue Code, we reserve the right to refuse to accept all or part of your premium payments or to change your death benefit. We may refuse to allow you to make partial withdrawals that would cause your Policy to fail to qualify as life insurance. We also may make changes to your Policy or its riders or make distributions from your Policy to the degree that we deem necessary to qualify your Policy as life insurance for tax purposes.

If we make any change of this type, it applies the same way to all affected Policies.

Any increase in your death benefit will cause an increase in your cost of insurance charges.

Life Insurance Owned by Businesses
In recent years, Congress has adopted new rules relating to life insurance owned by businesses. For example, in the case of a Policy issued to a nonnatural taxpayer, or held for the benefit of such an entity, a portion of the taxpayer's otherwise deductible interest expenses may not be deductible as a result of ownership of a Policy even if no loans are taken under the Policy. (An exception to this rule is provided for certain life insurance contracts which cover the life of an individual who is a 20-percent owner, or an officer, director, or employee of a trade or business.) As another example, special rules apply if you are subject to the alternative minimum tax. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a qualified tax adviser.

Income Tax Withholding
The IRS requires us to withhold income taxes from any portion of the amounts individuals receive in a taxable transaction. We generally do not withhold income taxes if you elect in writing not to have withholding apply. If the amount withheld for you is insufficient to cover income taxes, you will have to pay income taxes and possibly penalties later.


Policy Transfers
The transfer of the Policy or designation of a beneficiary may have federal, state and/or local transfer and inheritance tax consequences, including the imposition of gift, estate and generation-skipping transfer taxes. The individual situation of each Policy owner or beneficiary will determine the extent, if any, to which federal, state and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation skipping and other taxes.

YOU SHOULD CONSULT QUALIFIED LEGAL OR TAX ADVISERS FOR COMPLETE INFORMATION ON FEDERAL, STATE, LOCAL AND OTHER TAX CONSIDERATIONS.

MISCELLANEOUS POLICY PROVISIONS

THE POLICY
The Policy which you receive and the application you make when you purchase the Policy are the whole contract. A copy of the application is attached to the Policy when it is issued to you. An application for changes, once approved by us, will become part of the Policy.

Application forms are completed by the applicant and forwarded to the Company for acceptance. Upon acceptance, the Policy is prepared, executed by duly authorized officers of the Company, and forwarded to the Policy owner.

PAYMENT OF BENEFITS
All benefits are payable at our Administrative Office. We may require submission of the Policy before we grant loans, make changes or pay benefits.

AGE AND SEX
If age or sex is misstated on the application, the amount payable on death will be that which would have been purchased by the most recent monthly deduction at the correct age and sex. (If the application is taken in a state or under an agreement where unisex rates are used, the insured's sex is inapplicable.)

INCONTESTABILITY
We will not contest coverage under the Policy after the Policy has been in force during the lifetime of the insured for a period of two years from the policy issue date. Our right to contest coverage is not affected by the guaranteed death benefit provision.

For coverage which takes effect on a later date (e.g., an increase in coverage), we will not contest such coverage after it has been in force during the lifetime of the insured more than two years from its effective date.

SUICIDE
In most states, if the insured commits suicide within two years from the issue date, the only benefit paid will be the sum of 1) plus 2) minus 3) where:

   1)  equals premiums paid less amounts allocated to the separate account; and

   2) equals the separate account value on the date of suicide, plus the portion of the monthly deduction from the separate account value; and

   3) equals the amount necessary to repay any loans in full and any interest earned on the loan account value transferred to the separate account value, and any surrenders from the fixed account.

If the insured commits suicide within two years from the effective date of any increase in coverage, we will pay as a benefit only the monthly deduction for the increase, in lieu of the face amount of the increase.

All amounts described in 1) and 3) above will be calculated as of the date of death.

ANTI-MONEY LAUNDERING
In order to protect against the possible misuse of our products in money laundering or terrorist financing, we have adopted an anti-money laundering program satisfying the requirements of the USA PATRIOT Act. Among other things, this program requires us, our agents and customers to comply with certain procedures and standards that serve to assure that our customers' identities are properly verified and that premiums are not derived from improper sources.

Under our anti-money laundering program, we may require Policy owners, insured persons and/or beneficiaries to provide sufficient evidence of identification, and we reserve the right to verify any information provided to us by accessing information databases maintained internally or by outside firms.


We may also refuse to accept certain forms of premium payments or loan repayments (travelers cheques, for example) or restrict the amount of certain forms of premium payments or loan repayments (money orders totaling more than $5,000, for example). In addition, we may require information as to why a particular form of payment was used (third party checks, for example) and the source of the funds of such payment in order to determine whether or not we will accept it. Use of an unacceptable form of payment may result in your policy lapsing or entering a 61-day grace period during which you must make a sufficient payment, in an acceptable form, to keep your Policy from lapsing.


Our anti-money laundering program is subject to change without notice to take account of changes applicable in laws or regulations and our ongoing assessment of our exposure to illegal activity.

COVERAGE BEYOND MATURITY
The Policy is considered matured on the issue date anniversary on which the Insured reaches attained age 100. This is the maturity date.

You may, by written request, in the 30 days before the maturity date of this Policy, elect to continue coverage beyond the maturity date. At age 100, the separate account value will be transferred to the fixed account. If coverage beyond maturity is elected, we will continue to credit interest to the total account value of this Policy. Monthly deductions will be calculated with a cost of insurance rate equal to zero.

At this time, uncertainties exist regarding the tax treatment of the Policy should it continue beyond the maturity date. You should therefore consult with your tax advisor prior to making this election. (See "Tax Matters.") The coverage beyond maturity provision is only available in approving states. This provision is not available in New York.

PROTECTION OF PROCEEDS
To the extent provided by law, the proceeds of the Policy are subject neither to claims by a beneficiary's creditors nor to any legal process against any beneficiary.

NONPARTICIPATION
The Policy is not entitled to share in the divisible surplus of the Company. No dividends are payable.

ILLUSTRATIONS OF DEATH BENEFIT, TOTAL ACCOUNT VALUES AND CASH SURRENDER VALUES

The tables on the following pages illustrate how the death benefit, total account values, and cash surrender values of a Policy change with the investment experience of the variable funding options. The tables show how the death benefit, total account values, and cash surrender values of a Policy issued to an insured of a given age and a given premium would vary over time if the investment return on the assets held in each Fund were a uniform, gross, annual rate of 0%, 6%, and 12%, respectively. Actual returns will fluctuate over time and likely will be both positive and negative. The hypothetical gross investment rate of return may indeed average 0%, 6% or 12% over a period of years, however, it may fluctuate above and below those averages throughout the years shown. In that case, the actual account values, cash surrender values, and death benefit proceeds could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid.

Tables I through IV illustrate Policies issued to males, age 45, in the preferred nonsmoker rate class and Policies issued on a unisex basis according to the special plans section of this prospectus for both males and females, age 45, in the preferred nonsmoker rate class. Tables V through VIII illustrate Policies issued on a unisex basis, age 45, in the preferred nonsmoker rate class for contracts issued in states where unisex rates are required. The death benefit, total account values, and cash surrender values would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12%, respectively, over a period of years, but fluctuated above and below those averages for individual policy years.

The second column of each table shows the accumulated values of the premiums paid at an assumed interest rate of 5%. The third through fifth columns illustrate the death benefit of a Policy over the designated period. The sixth through eighth columns illustrate the total account values, while the ninth through the eleventh columns illustrate the cash surrender values of each Policy over the designated period. Tables I, II, V and VI assume that the maximum cost of insurance rates allowable under the Policy are charged in all policy years. These tables also assume that the maximum allowable mortality and expense risk charge of 0.90% on an annual basis, the maximum allowable administrative expense charge of 0.50% on an annual basis, and the maximum allowable premium load of 6% are assessed in each policy year. Tables III, IV, VII and VIII assume that the current scale of cost of insurance rates applies during all policy years. These tables also assume that the current mortality and expense risk charge of 0.70% on an annual basis, the current administrative expense charge of 0.30% on an annual basis, and the current premium load of 3.5% are assessed.

The amounts shown for death benefit, cash surrender values, and total account values reflect the fact that the net investment return is lower than the gross return on the assets held in each Fund as a result of expenses paid by each Fund and other charges levied by the separate account. After deduction of these amounts, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -1.67%, 4.23%, and 10.14%, respectively on a current basis. On a guaranteed basis, the illustrated gross annual investment rates of return of 0%, 6%, and 12% correspond to approximate net annual rates of -2.06%, 3.82%, and 9.70%, respectively.

The investment advisory fees and other Fund expenses vary by Fund from 0.34% to 1.00%. An arithmetic average of 0.68% has been used for the illustrations.


The hypothetical values shown in the tables do not reflect any separate account charges for federal income taxes, since we are not currently making such charges. However, such charges may be made in the future, and in that event, the gross annual investment rate of return would have to exceed 0%, 6%, or 12% by an amount sufficient to cover the tax charges in order to produce the death benefit, total account values, and cash surrender values illustrated.

The tables illustrate the policy values that would result based upon the hypothetical investment rates of return if premiums were paid as indicated, if all net premiums are allocated to Variable Life Account B and if no policy loans have been made. The tables are also based on the assumptions that the policy owner has not requested an increase or decrease in the specified amount of the Policy, and no partial surrenders have been made.

Upon request, we will provide an illustration based upon the proposed insured's age, sex of insured (if necessary), and underwriting classification, the specified amount or premium requested, the proposed frequency of premium payments and any available riders requested. A fee of $25 is charged for each such illustration.

The hypothetical gross annual investment return assumed in such an illustration will not exceed 12%.

                              AETNAVEST PLUS POLICY

                                     TABLE I
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45 - UNISEX FOR SPECIAL PLAN POLICIES
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
           $6,720.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

             PREMIUMS           DEATH BENEFIT
            ACCUMULATED     GROSS ANNUAL INVESTMENT        TOTAL ACCOUNT VALUE         CASH SURRENDER VALUE
                AT                RETURN OF           ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
POLICY      5% INTEREST ----------------------------- ----------------------------- -----------------------------
 YEAR        PER YEAR   GROSS 0%  GROSS 6%  GROSS 12% GROSS 0% GROSS 6%   GROSS 12% GROSS 0% GROSS 6%   GROSS 12%
-----       ----------- --------  --------  --------- -------- --------   --------- -------- --------   ---------
1              7,056    500,000   500,000   500,000     4,330    4,649      4,969       658      977      1,297
2             14,465    500,000   500,000   500,000     8,608    9,521     10,474     4,936    5,849      6,802
3             22,244    500,000   500,000   500,000    12,673   14,459     16,400     9,001   10,787     12,728
4             30,412    500,000   500,000   500,000    16,521   19,458     22,784    12,849   15,786     19,112
5             38,989    500,000   500,000   500,000    20,140   24,506     29,657    16,468   20,834     25,985

6             47,994    500,000   500,000   500,000    23,526   29,599     37,066    20,191   26,264     33,731
7             57,450    500,000   500,000   500,000    26,653   34,709     45,039    23,685   31,741     42,071
8             67,379    500,000   500,000   500,000    29,495   39,807     53,609    26,894   37,206     51,008
9             77,803    500,000   500,000   500,000    32,032   44,873     62,823    29,798   42,639     60,589
10            88,750    500,000   500,000   500,000    34,229   49,869     72,716    32,362   48,002     70,849

15           152,258    500,000   500,000   500,000    39,253   72,764    134,722    39,222   72,733    134,691
20           233,313    500,000   500,000   500,000    30,414   87,804    226,667    30,414   87,804    226,667
25           336,762    500,000   500,000   500,000         0   83,205    372,174         0   83,205    372,174
30           468,793    500,000   500,000   665,910         0   33,112    622,346         0   33,112    622,346

20 (Age 65)  233,313    500,000   500,000   500,000    30,414   87,804    226,667    30,414   87,804    226,667


(1)Assumes no policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AETNAVEST PLUS POLICY

                                    TABLE II
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45 - UNISEX FOR SPECIAL PLAN POLICIES
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                         $4,080.00 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

             PREMIUMS           DEATH BENEFIT
            ACCUMULATED     GROSS ANNUAL INVESTMENT        TOTAL ACCOUNT VALUE         CASH SURRENDER VALUE
                AT                RETURN OF           ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
POLICY      5% INTEREST ----------------------------- ----------------------------- -----------------------------
 YEAR        PER YEAR   GROSS 0%  GROSS 6%  GROSS 12% GROSS 0% GROSS 6%   GROSS 12% GROSS 0% GROSS 6%   GROSS 12%
-----       ----------- --------  --------  --------- -------- --------   --------- -------- --------   ---------
1               4,284   500,000   500,000   500,000     1,892    2,062      2,232         0        0          0
2               8,782   500,000   500,000   500,000     3,773    4,234      4,717       101      562      1,045
3              13,505   500,000   500,000   500,000     5,481    6,355      7,310     1,809    2,683      3,638
4              18,465   500,000   500,000   500,000     7,009    8,411     10,010     3,337    4,739      6,338
5              23,672   500,000   500,000   500,000     8,342   10,383     12,812     4,670    6,711      9,140

6              29,139   500,000   500,000   500,000     9,475   12,258     15,717     6,140    8,923     12,382
7              34,880   500,000   500,000   500,000    10,377   13,999     18,704     7,409   11,031     15,736
8              40,908   500,000   500,000   500,000    11,020   15,566     21,749     8,419   12,965     19,148
9              47,238   500,000   500,000   500,000    11,379   16,923     24,830     9,145   14,689     22,596
10             53,884   500,000   500,000   500,000    11,415   18,019     27,910     9,548   16,152     26,043

15             92,443   500,000   500,000   500,000     5,695   17,882     42,127     5,664   17,851     42,096
20            141,655         0   500,000   500,000         0    1,196     48,466         0    1,196     48,466
25            204,463         0         0   500,000         0        0     28,221         0        0     28,221
30            284,624         0         0         0         0        0          0         0        0          0

20 (Age 65)   141,655         0   500,000   500,000         0    1,196     48,466         0    1,196     48,466


(1)Assumes no policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AETNAVEST PLUS POLICY

                                    TABLE III
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45 - UNISEX FOR SPECIAL PLAN POLICIES
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
           $6,720.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

             PREMIUMS           DEATH BENEFIT
            ACCUMULATED     GROSS ANNUAL INVESTMENT        TOTAL ACCOUNT VALUE         CASH SURRENDER VALUE
                AT                RETURN OF           ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
POLICY      5% INTEREST ----------------------------- ----------------------------- -----------------------------
 YEAR        PER YEAR   GROSS 0%  GROSS 6%  GROSS 12% GROSS 0% GROSS 6%   GROSS 12% GROSS 0% GROSS 6%   GROSS 12%
-----       ----------- --------  --------  --------- -------- --------   --------- -------- --------   ---------
1              7,056   500,000   500,000   500,000     4,908    5,249      5,592     1,236    1,577      1,920
2             14,465   500,000   500,000   500,000     9,817   10,813     11,852     6,145    7,141      8,180
3             22,244   500,000   500,000   500,000    14,566   16,540     18,683    10,894   12,868     15,011
4             30,412   500,000   500,000   500,000    19,133   22,413     26,117    15,461   18,741     22,445
5             38,989   500,000   500,000   500,000    23,493   28,410     34,193    19,821   24,738     30,521

6             47,994   500,000   500,000   500,000    27,620   34,511     42,953    24,285   31,176     39,618
7             57,450   500,000   500,000   500,000    31,532   40,735     52,490    28,564   37,767     49,522
8             67,379   500,000   500,000   500,000    35,242   47,101     62,899    32,641   44,500     60,298
9             77,803   500,000   500,000   500,000    38,761   53,628     74,291    36,527   51,394     72,057
10            88,750   500,000   500,000   500,000    42,082   60,314     86,768    40,215   58,447     84,901

15           152,258   500,000   500,000   500,000    56,072   96,853    170,736    56,041   96,822    170,705
20           233,313   500,000   500,000   500,000    63,773  137,946    307,759    63,773  137,846    307,759
25           336,762   500,000   500,000   623,257    62,486  182,965    537,290    62,486  182,965    537,290
30           468,793   500,000   500,000   976,054    45,557  230,664    912,200    45,557  230,664    912,200

20 (Age 65)  233,313   500,000   500,000   500,000    63,773  137,846    307,759    63,773  137,846    307,759


(1)Assumes no policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AETNAVEST PLUS POLICY

                                    TABLE IV
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
              MALE ISSUE AGE 45 - UNISEX FOR SPECIAL PLAN POLICIES
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                         $4,080.00 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

             PREMIUMS           DEATH BENEFIT
            ACCUMULATED     GROSS ANNUAL INVESTMENT        TOTAL ACCOUNT VALUE         CASH SURRENDER VALUE
                AT                RETURN OF           ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
POLICY      5% INTEREST ----------------------------- ----------------------------- -----------------------------
 YEAR        PER YEAR   GROSS 0%  GROSS 6%  GROSS 12% GROSS 0% GROSS 6%   GROSS 12% GROSS 0% GROSS 6%   GROSS 12%
-----       ----------- --------  --------  --------- -------- --------   --------- -------- --------   ---------
1              4,284   500,000   500,000   500,000     2,397    2,585      2,774         0        0          0
2              8,782   500,000   500,000   500,000     4,830    5,361      5,918     1,158    1,689      2,246
3             13,505   500,000   500,000   500,000     7,137    8,171      9,298     3,465    4,499      5,626
4             18,465   500,000   500,000   500,000     9,293   10,989     12,912     5,621    7,317      9,240
5             23,672   500,000   500,000   500,000    11,271   13,785     16,755     7,599   10,113     13,083

6             29,139   500,000   500,000   500,000    13,044   16,528     20,821     9,709   13,193     17,486
7             34,880   500,000   500,000   500,000    14,626   19,229     25,149    11,658   16,261     22,181
8             40,908   500,000   500,000   500,000    16,028   21,895     29,778    13,427   19,294     27,177
9             47,238   500,000   500,000   500,000    17,262   24,535     34,752    15,028   22,301     32,518
10            53,884   500,000   500,000   500,000    18,318   27,137     40,099    16,451   25,270     38,232

15            92,443   500,000   500,000   500,000    21,221   39,820     74,494    21,190   39,789     74,463
20           141,655   500,000   500,000   500,000    17,881   49,343    125,708    17,881   49,343    125,708
25           204,463   500,000   500,000   500,000     4,924   51,280    204,115     4,924   51,280    204,115
30           284,624         0   500,000   500,000         0   35,390    329,721         0   35,390    329,721

20 (Age 65)  141,655   500,000   500,000   500,000    17,881   49,343    125,708    17,881   49,343    125,708


(1)Assumes no policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AETNAVEST PLUS POLICY

                                     TABLE V
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               UNISEX ISSUE AGE 45
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
           $6,360.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

             PREMIUMS           DEATH BENEFIT
            ACCUMULATED     GROSS ANNUAL INVESTMENT        TOTAL ACCOUNT VALUE         CASH SURRENDER VALUE
                AT                RETURN OF           ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
POLICY      5% INTEREST ----------------------------- ----------------------------- -----------------------------
 YEAR        PER YEAR   GROSS 0%  GROSS 6%  GROSS 12% GROSS 0% GROSS 6%   GROSS 12% GROSS 0% GROSS 6%   GROSS 12%
-----       ----------- --------  --------  --------- -------- --------   --------- -------- --------   ---------
1              6,678   500,000   500,000   500,000     4,027    4,327      4,627       517      817      1,117
2             13,690   500,000   500,000   500,000     8,017    8,872      9,765     4,507    5,362      6,255
3             21,052   500,000   500,000   500,000    11,807   13,478     15,295     8,297    9,968     11,785
4             28,783   500,000   500,000   500,000    15,385   18,131     21,241    11,875   14,621     17,731
5             36,900   500,000   500,000   500,000    18,751   22,831     27,645    15,241   19,321     24,135

6             45,423   500,000   500,000   500,000    21,897   27,568     34,543    18,709   24,380     31,355
7             54,372   500,000   500,000   500,000    24,795   32,314     41,958    21,958   29,479     39,121
8             63,769   500,000   500,000   500,000    27,430   37,049     49,929    24,944   34,563     47,443
9             73,635   500,000   500,000   500,000    29,774   41,747     58,488    27,639   39,612     56,353
10            83,995   500,000   500,000   500,000    31,798   46,372     67,672    30,014   44,588     65,888

15           144,102   500,000   500,000   500,000    36,466   67,599    125,184    36,437   67,570    125,155
20           220,814   500,000   500,000   500,000    28,590   81,704    210,143    28,590   81,704    210,143
25           318,722   500,000   500,000   500,000         0   77,632    342,572         0   77,632    342,572
30           443,679   500,000   500,000   610,767         0   32,479    570,811         0   32,479    570,811

20 (Age 65)  220,814   500,000   500,000   500,000    28,590   81,704    210,143    28,590   81,704    210,143


(1)Assumes no policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AETNAVEST PLUS POLICY

                                    TABLE VI
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               UNISEX ISSUE AGE 45
             GUARANTEED INSURANCE COSTS AND MAXIMUM CHARGES ASSUMED
                         $3,900.00 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

             PREMIUMS           DEATH BENEFIT
            ACCUMULATED     GROSS ANNUAL INVESTMENT        TOTAL ACCOUNT VALUE         CASH SURRENDER VALUE
                AT                RETURN OF           ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
POLICY      5% INTEREST ----------------------------- ----------------------------- -----------------------------
 YEAR        PER YEAR   GROSS 0%  GROSS 6%  GROSS 12% GROSS 0% GROSS 6%   GROSS 12% GROSS 0% GROSS 6%   GROSS 12%
-----       ----------- --------  --------  --------- -------- --------   --------- -------- --------   ---------
1              4,095   500,000   500,000   500,000     1,755    1,916      2,077         0        0          0
2              8,395   500,000   500,000   500,000     3,512    3,946      4,401         2      436        891
3             12,909   500,000   500,000   500,000     5,107    5,927      6,826     1,597    2,417      3,316
4             17,650   500,000   500,000   500,000     6,523    7,840      9,341     3,013    4,330      5,831
5             22,627   500,000   500,000   500,000     7,761    9,675     11,953     4,251    6,125      8,443

6             27,854   500,000   500,000   500,000     8,809   11,417     14,659     5,621    8,229     11,471
7             33,342   500,000   500,000   500,000     9,637   13,027     17,433     6,800   10,190     14,596
8             39,104   500,000   500,000   500,000    10,225   14,476     20,262     7,739   11,990     17,776
9             45,154   500,000   500,000   500,000    10,545   15,725     23,118     8,410   13,590     20,983
10            51,506   500,000   500,000   500,000    10,560   16,726     25,968     8,776   14,942     24,184

15            88,364   500,000   500,000   500,000     5,287   16,619     39,189     5,258   16,590     39,160
20           135,405         0   500,000   500,000         0    1,636     45,487         0    1,636     45,487
25           195,442         0         0   500,000         0        0     27,786         0        0     27,786
30           272,067         0         0         0         0        0          0         0        0          0

20 (Age 65)  135,405         0   500,000   500,000         0    1,636     45,487         0    1,636     45,487


(1)Assumes no policy loan has been made. Guaranteed cost of insurance rates assumed. Maximum mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AETNAVEST PLUS POLICY

                                    TABLE VII
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               UNISEX ISSUE AGE 45
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
           $3,900.00 ANNUAL GUARANTEED DEATH BENEFIT PREMIUM TO AGE 80
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

             PREMIUMS           DEATH BENEFIT
            ACCUMULATED     GROSS ANNUAL INVESTMENT        TOTAL ACCOUNT VALUE         CASH SURRENDER VALUE
                AT                RETURN OF           ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
POLICY      5% INTEREST ----------------------------- ----------------------------- -----------------------------
 YEAR        PER YEAR   GROSS 0%  GROSS 6%  GROSS 12% GROSS 0% GROSS 6%   GROSS 12% GROSS 0% GROSS 6%   GROSS 12%
-----       ----------- --------  --------  --------- -------- --------   --------- -------- --------   ---------
1              6,678   500,000   500,000   500,000     4,595    4,917      5,239     1,085    1,407      1,729
2             13,690   500,000   500,000   500,000     9,197   10,134     11,112     5,687    6,624      7,602
3             21,052   500,000   500,000   500,000    13,657   15,512     17,525    10,147   12,002     14,015
4             28,783   500,000   500,000   500,000    17,950   21,030     24,510    14,440   17,520     21,000
5             36,900   500,000   500,000   500,000    22,060   26,679     32,111    18,550   23,169     28,601

6             45,423   500,000   500,000   500,000    25,960   32,433     40,364    22,772   29,245     37,176
7             54,372   500,000   500,000   500,000    29,669   38,116     49,358    26,832   35,478     46,521
8             63,769   500,000   500,000   500,000    33,192   44,337     59,179    30,706   41,851     56,693
9             73,635   500,000   500,000   500,000    36,547   50,520     69,936    34,412   48,385     67,801
10            83,995   500,000   500,000   500,000    39,724   56,864     81,723    37,940   55,080     79,939

15           144,102   500,000   500,000   500,000    53,186   91,561    160,988    53,157   91,532    160,959
20           220,814   500,000   500,000   500,000    60,833  130,533    289,984    60,833  130,533    289,984
25           318,722   500,000   500,000   586,508    59,804  173,035    505,610    59,804  173,035    505,610
30           443,679   500,000   500,000   919,322    44,010  217,283    859,180    44,010  217,283    859,180

20 (Age 65)  220,814   500,000   500,000   500,000    60,833  130,533    289,984    60,833  130,533    289,984


(1) Assumes no policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

                              AETNAVEST PLUS POLICY

                                   TABLE VIII
               FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY(1)
                               UNISEX ISSUE AGE 45
               CURRENT INSURANCE COSTS AND CURRENT CHARGES ASSUMED
                         $3,900.00 ANNUAL BASIC PREMIUM
                            PREFERRED NONSMOKER RISK
                              FACE AMOUNT $500,000
                             DEATH BENEFIT OPTION 1

             PREMIUMS           DEATH BENEFIT
            ACCUMULATED     GROSS ANNUAL INVESTMENT        TOTAL ACCOUNT VALUE         CASH SURRENDER VALUE
                AT                RETURN OF           ANNUAL INVESTMENT RETURN OF   ANNUAL INVESTMENT RETURN OF
POLICY      5% INTEREST ----------------------------- ----------------------------- -----------------------------
 YEAR        PER YEAR   GROSS 0%  GROSS 6%  GROSS 12% GROSS 0% GROSS 6%   GROSS 12% GROSS 0% GROSS 6%   GROSS 12%
-----       ----------- --------  --------  --------- -------- --------   --------- -------- --------   ---------
1              4,095   500,000   500,000   500,000     2,256    2,434      2,614         0        0          0
2              8,395   500,000   500,000   500,000     4,551    5,055      5,582     1,041    1,545      2,072
3             12,909   500,000   500,000   500,000     6,735    7,715      8,782     3,225    4,205      5,272
4             17,650   500,000   500,000   500,000     8,782   10,388     12,209     5,272    6,878      8,699
5             22,627   500,000   500,000   500,000    10,676   13,056     15,868     7,166    9,546     12,358

6             27,854   500,000   500,000   500,000    12,384   15,685     19,751     9,196   12,497     16,563
7             33,342   500,000   500,000   500,000    13,926   18,289     23,900    11,089   15,452     21,063
8             39,104   500,000   500,000   500,000    15,304   20,870     28,346    12,818   18,384     25,860
9             45,154   500,000   500,000   500,000    16,535   23,443     33,138    14,401   21,308     31,003
10            51,506   500,000   500,000   500,000    17,610   25,994     38,302    15,826   24,210     36,518

15            88,364   500,000   500,000   500,000    20,807   38,589     71,619    20,778   38,560     71,590
20           135,405   500,000   500,000   500,000    18,298   48,560    121,458    18,298   48,560    121,458
25           195,442   500,000   500,000   500,000     6,608   51,502    197,511     6,608   51,502    197,511
30           272,067         0   500,000   500,000         0   38,076    318,683         0   38,076    318,683

20 (Age 65)  135,405   500,000   500,000   500,000    18,298   48,560    121,458    18,298   48,560    121,458


(1) Assumes no policy loan has been made. Current cost of insurance rates assumed. Current mortality and expense risk charges, administrative charges, and premium load assumed.

If premiums are paid more frequently than annually, the death benefits, total account values, and cash surrender values would be less than those illustrated.

The investment results are illustrative only and should not be considered a representation of past or future investments results. Actual investment results may be more or less than those shown and will depend on a number of factors including the policy owner's allocations, and the Fund's rate of return. Actual values could be substantially less than those shown, and may, under certain circumstances, result in the lapse of the Policy unless more premiums are paid. The total account value and cash value for a Policy would be different from those shown in the actual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above or below those averages for individual policy years. No representations can be made that these rates of return will definitely be achieved for any one year or sustained over a period of time.

Variable Life B of ING Life Insurance and Annuity Company

Statement of assets and liabilities

December 31, 2004

                                                                                               Mortality &
                                                                                               Expense
                                                            Contract               Contract    Guarantee
                                                            Purchases              Redemptions Charges
                                                            Due from               Due to      Payable to
                                                            ING Life               ING Life    ING Life
                                                            Insurance              Insurance   Insurance
                                                            and                    and         and
                                                            Annuity                Annuity     Annuity
Subaccount                                      Investments Company   Total Assets Company     Company     Net Assets
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager                      $   182,811 $     --  $   182,811   $     --     $    5    $   182,806
Fidelity VIP Contrafund                          23,488,451       --   23,488,451     27,803        605     23,460,043
Fidelity VIP Equity-Income                       25,189,820       --   25,189,820     18,701        651     25,170,468
Fidelity VIP Growth                               4,728,993       --    4,728,993         --        130      4,728,863
Fidelity VIP High Income                            333,013       --      333,013         --          9        333,004
Fidelity VIP Overseas                             1,242,549       --    1,242,549         --         34      1,242,515
ING Partners JPMorgan Fleming International      13,485,789       --   13,485,789     23,273        358     13,462,158
ING Partners MFS Capital Opportunities            1,897,418       --    1,897,418         --         48      1,897,370
ING Partners Salomon Brothers Aggressive Growth  12,405,600       --   12,405,600      9,449        326     12,395,825
ING Partners T.Rowe Price Growth Equity           5,576,133      378    5,576,511         --        140      5,576,371
ING Partners UBS U.S. Large Cap Equities          7,995,440       --    7,995,440     12,410        211      7,982,819
ING VP Balanced                                  22,125,192      121   22,125,313         --        592     22,124,721
ING VP Growth and Income                         82,987,769       --   82,987,769     27,211      2,215     82,958,343
ING VP Growth                                         9,430       --        9,430         --         --          9,430
ING VP Index Plus LargeCap                       15,615,130       --   15,615,130     23,745        398     15,590,987
ING VP Intermediate Bond                         12,826,768  154,447   12,981,215         --        338     12,980,877
ING VP Money Market                              18,898,507   28,573   18,927,080         --        495     18,926,585
ING VP Small Company                              2,317,534       --    2,317,534         --         63      2,317,471
ING VP Strategic Allocation Balanced              1,524,668       55    1,524,723         --         40      1,524,683
ING VP Strategic Allocation Growth                3,561,590    2,537    3,564,127         --         92      3,564,035
ING VP Strategic Allocation Income                1,954,974       55    1,955,029         --         48      1,954,981
ING VP Value Opportunity                             28,520       --       28,520         --          1         28,519
Janus Aspen Series Balanced                      13,947,172    3,293   13,950,465         --        365     13,950,100
Janus Aspen Series Flexible Income                4,336,194       --    4,336,194         --        119      4,336,075
Janus Aspen Series Growth                        14,266,512       --   14,266,512     19,198        375     14,246,939
Janus Aspen Series Mid Cap Growth                18,790,821       --   18,790,821    318,839        490     18,471,492
Janus Aspen Series Worldwide Growth              20,116,897       --   20,116,897     23,172        534     20,093,191
MFS VIT Strategic Income                            165,824       --      165,824         --          5        165,819
MFS VIT Total Return                                166,923       --      166,923         --          5        166,918
Oppenheimer Aggressive Growth                       280,380       --      280,380         --          8        280,372
Oppenheimer Global Securities                     5,882,407   11,869    5,894,276         --        150      5,894,126
Oppenheimer Main Street Growth & Income              17,963       --       17,963         --         --         17,963
Oppenheimer Strategic Bond                        2,469,502  180,011    2,649,513         --         58      2,649,455


See accompanying notes.

Variable Life B of ING Life Insurance and Annuity Company

Statements of operations

Years Ended December 31, 2002, 2003 and 2004

                                                   Dividends
                                                   from       Mortality and     Net
                                                   investment Expense           Investment
Subaccount                                         income     Guarantee Charges Income (Loss)
---------------------------------------------------------------------------------------------
Year Ended December 31, 2002
  Fidelity VIP Asset Manager                       $   19,358     $  (8,326)     $   11,032
  Fidelity VIP Contrafund                             162,299      (191,779)        (29,480)
  Fidelity VIP Equity-Income                          440,000      (249,172)        190,828
  Fidelity VIP Growth                                  23,616       (95,133)        (71,517)
  Fidelity VIP High Income                             37,844        (3,387)         34,457
  Fidelity VIP Overseas                                14,798       (17,538)         (2,740)
  ING Partners JPMorgan Fleming International          88,170      (124,958)        (36,788)
  ING Partners MFS Capital Opportunities                   --       (18,641)        (18,641)
  ING Partners Salomon Brothers Aggressive Growth          --      (131,493)       (131,493)
  ING Partners T.Rowe Price Growth Equity               5,394       (23,443)        (18,049)
  ING Partners MFS Research Equity                     16,620       (89,394)        (72,774)
  ING Balanced VP                                     203,419      (194,872)          8,547
  ING Growth and Income VP                            817,474      (892,326)        (74,852)
  ING Growth VP                                            --           (91)            (91)
  ING Index Plus LargeCap VP                           31,605      (124,059)        (92,454)
  ING Intermediate Bond VP                            514,943      (173,969)        340,974
  ING Money Market VP                               1,638,964      (459,238)      1,179,726
  ING Small Company VP                                  2,278        (4,943)         (2,665)
  ING Strategic Allocation Balanced VP                 29,375       (11,289)         18,086
  ING Strategic Allocation Growth VP                   50,673       (27,409)         23,264
  ING Strategic Allocation Income VP                   47,196       (13,428)         33,768
  ING Value Opportunity VP                              2,191        (5,012)         (2,821)
  Janus Aspen Series Balanced                         464,217      (184,603)        279,614
  Janus Aspen Series Flexible Income                   44,281        (9,593)         34,688
  Janus Aspen Series Growth                                --      (169,939)       (169,939)
  Janus Aspen Series Mid Cap Growth                        --      (163,267)       (163,267)
  Janus Aspen Series Worldwide Growth                 300,409      (327,678)        (27,269)
  MFS VIT Strategic Income                              7,641        (2,527)          5,114
  MFS VIT Total Return                                  2,838        (1,943)            895
  Oppenheimer Aggressive Growth                         2,614        (4,677)         (2,063)
  Oppenheimer Global Securities                        11,261       (22,733)        (11,472)
  Oppenheimer Main Street Growth & Income                  12           (13)             (1)
  Oppenheimer Strategic Bond                          135,809       (15,533)        120,276

See accompanying notes.

                                               Net Change in   Net Increase
                 Dividends from Total          Unrealized      (Decrease) in
  Net Realized   Net Realized   Net Realized   Appreciation or Net Assets
  Gain (Loss) on Gain on        Gain (Loss) on Depreciation on Resulting from
  Investments    Investments    Investments    Investments     Operations
  ---------------------------------------------------------------------------
   $    (74,631)    $     --     $    (74,631)  $    (28,045)   $    (91,644)
     (1,153,418)          --       (1,153,418)    (1,084,546)     (2,267,444)
     (2,861,029)     598,890       (2,262,139)    (2,977,718)     (5,049,029)
       (354,580)          --         (354,580)    (3,134,215)     (3,560,312)
        (77,455)          --          (77,455)        50,008           7,010
       (177,523)          --         (177,523)      (220,942)       (401,205)
        507,779           --          507,779       (114,636)        356,355
     (1,383,473)          --       (1,383,473)       646,777        (755,337)
     (2,271,385)          --       (2,271,385)    (3,807,990)     (6,210,868)
       (871,197)          --         (871,197)       151,647        (737,599)
     (1,703,346)          --       (1,703,346)      (816,204)     (2,592,324)
     (1,398,805)          --       (1,398,805)      (973,532)     (2,363,790)
    (12,518,151)          --      (12,518,151)   (14,239,360)    (26,832,363)
           (785)          --             (785)        (2,399)         (3,275)
     (3,846,171)          --       (3,846,171)       615,215      (3,323,410)
         93,930       75,937          169,867        666,764       1,177,605
       (842,824)          --         (842,824)       (38,736)        298,166
        (14,184)          --          (14,184)      (120,698)       (137,547)
        (28,106)          --          (28,106)      (116,247)       (126,267)
       (135,372)          --         (135,372)      (348,866)       (460,974)
        (28,467)          --          (28,467)       (80,240)        (74,939)
        (22,966)          --          (22,966)      (132,564)       (158,351)
       (722,141)          --         (722,141)    (1,084,375)     (1,526,902)
         11,166           --           11,166         41,578          87,432
     (9,896,639)          --       (9,896,639)     4,340,701      (5,725,877)
     (5,702,815)          --       (5,702,815)      (408,145)     (6,274,227)
     (7,237,585)          --       (7,237,585)    (2,632,872)     (9,897,726)
            210           --              210         14,358          19,682
         (1,789)       2,250              461        (14,928)        (13,572)
       (155,918)          --         (155,918)        (5,546)       (163,527)
       (295,368)          --         (295,368)      (359,229)       (666,069)
          1,539           --            1,539         (1,855)           (317)
        (54,296)          --          (54,296)        54,287         120,267

Variable Life B of ING Life Insurance and Annuity Company

Years Ended December 31, 2002, 2003 and 2004

                                                   Dividends
                                                   from       Mortality and     Net
                                                   investment Expense           Investment
Subaccount                                         income     Guarantee Charges Income (Loss)
---------------------------------------------------------------------------------------------
Year Ended December 31, 2003
  Fidelity VIP Asset Manager                        $ 33,745      $  (9,941)      $  23,804
  Fidelity VIP Contrafund                             87,272       (180,677)        (93,405)
  Fidelity VIP Equity-Income                         437,035       (233,019)        204,016
  Fidelity VIP Growth                                 23,961        (76,597)        (52,636)
  Fidelity VIP High Income                            26,144         (3,503)         22,641
  Fidelity VIP Overseas                               12,326        (10,762)          1,564
  ING Partners JPMorgan Fleming International        211,921       (132,976)         78,945
  ING Partners MFS Capital Opportunities               3,099        (14,575)        (11,476)
  ING Partners Salomon Brothers Aggressive Growth         --       (104,136)       (104,136)
  ING Partners T.Rowe Price Growth Equity              5,923        (31,305)        (25,382)
  ING Partners MFS Research Equity                    42,508        (68,670)        (26,162)
  ING Balanced VP                                    392,435       (187,693)        204,742
  ING Growth and Income VP                                --       (736,451)       (736,451)
  ING Growth VP                                           --            (81)            (81)
  ING Index Plus LargeCap VP                         158,150       (129,763)         28,387
  ING Intermediate Bond VP                           285,165       (159,303)        125,862
  ING Money Market VP                                907,463       (381,983)        525,480
  ING Small Company VP                                 5,448        (14,830)         (9,382)
  ING Strategic Allocation Balanced VP                19,731        (11,762)          7,969
  ING Strategic Allocation Growth VP                  28,115        (29,226)         (1,111)
  ING Strategic Allocation Income VP                  37,279        (14,170)         23,109
  ING Value Opportunity VP                               190         (1,774)         (1,584)
  Janus Aspen Series Balanced                        390,460       (166,112)        224,348
  Janus Aspen Series Flexible Income                 214,668        (30,738)        183,930
  Janus Aspen Series Growth                           14,000       (145,141)       (131,141)
  Janus Aspen Series Mid Cap Growth                       --       (151,704)       (151,704)
  Janus Aspen Series Worldwide Growth                284,230       (227,418)         56,812
  MFS VIT Strategic Income                            20,365         (3,866)         16,499
  MFS VIT Total Return                                 4,423         (2,559)          1,864
  Oppenheimer Aggressive Growth                           --         (5,007)         (5,007)
  Oppenheimer Global Securities                       20,572        (24,960)         (4,388)
  Oppenheimer Strategic Bond                         160,881        (24,575)        136,306

See accompanying notes.

                                               Net Change in   Net Increase
                 Dividends from Total          Unrealized      (Decrease) in
  Net Realized   Net Realized   Net Realized   Appreciation or Net Assets
  Gain (Loss) on Gain on        Gain (Loss) on Depreciation on Resulting from
  Investments    Investments    Investments    Investments     Operations
  ---------------------------------------------------------------------------
   $    (23,748)      $--        $    (23,748)   $   155,323    $   155,379
        307,375        --             307,375      4,613,620      4,827,590
     (1,983,484)       --          (1,983,484)     8,321,496      6,542,028
     (4,118,168)       --          (4,118,168)     6,319,970      2,149,166
        (40,295)       --             (40,295)        98,108         80,454
       (617,912)       --            (617,912)       971,247        354,899
      4,877,970        --           4,877,970        948,980      5,905,895
       (540,624)       --            (540,624)       920,810        368,710
        866,405        --             866,405      2,976,072      3,738,341
       (245,754)       --            (245,754)     1,193,114        921,978
       (321,040)       --            (321,040)     1,874,086      1,526,884
     (1,058,824)       --          (1,058,824)     4,016,868      3,162,786
    (14,847,045)       --         (14,847,045)    32,816,962     17,233,466
           (178)       --                (178)         2,328          2,069
      1,094,108        --           1,094,108      2,021,566      3,144,061
        741,395        --             741,395        (19,045)       848,212
       (551,196)       --            (551,196)         7,196        (18,520)
        (34,160)       --             (34,160)       530,789        487,247
        (65,429)       --             (65,429)       272,723        215,263
        (84,297)       --             (84,297)       743,466        658,058
        (12,948)       --             (12,948)       178,593        188,754
       (193,084)       --            (193,084)       225,281         30,613
       (597,459)       --            (597,459)     2,533,041      2,159,930
         21,441        --              21,441       (170,371)        35,000
     (2,292,939)       --          (2,292,939)     6,551,604      4,127,524
      3,708,338        --           3,708,338      1,189,429      4,746,063
      2,836,418        --           2,836,418      2,448,804      5,342,034
          1,422        --               1,422         16,396         34,317
         (1,481)       --              (1,481)        36,626         37,009
       (265,951)       --            (265,951)       380,276        109,318
         35,930        --              35,930        936,248        967,790
        143,931        --             143,931        157,678        437,915

Variable Life B of ING Life Insurance and Annuity Company

Years Ended December 31, 2002, 2003 and 2004

                                                   Dividends
                                                   from       Mortality and     Net
                                                   investment Expense           Investment
Subaccount                                         income     Guarantee Charges Income (Loss)
---------------------------------------------------------------------------------------------
Year Ended December 31, 2004
  Fidelity VIP Asset Manager                       $   26,797     $  (6,576)     $   20,221
  Fidelity VIP Contrafund                              76,499      (208,065)       (131,566)
  Fidelity VIP Equity-Income                          447,598      (248,924)        198,674
  Fidelity VIP Growth                                  13,755       (49,897)        (36,142)
  Fidelity VIP High Income                             29,105        (3,410)         25,695
  Fidelity VIP Overseas                                24,431       (16,761)          7,670
  ING Partners JPMorgan Fleming International         133,914      (116,575)         17,339
  ING Partners MFS Capital Opportunities                8,229       (17,264)         (9,035)
  ING Partners Salomon Brothers Aggressive Growth          --      (116,744)       (116,744)
  ING Partners T.Rowe Price Growth Equity               8,382       (49,185)        (40,803)
  ING Partners UBS U.S. Large Cap Equities             59,344       (72,582)        (13,238)
  ING VP Balanced                                     410,667      (198,542)        212,125
  ING VP Growth and Income                          1,941,383      (791,322)      1,150,061
  ING VP Growth                                            11           (89)            (78)
  ING VP Index Plus LargeCap                          159,245      (142,115)         17,130
  ING VP Intermediate Bond                          1,081,100      (133,071)        948,029
  ING VP Money Market                                 218,993      (193,728)         25,265
  ING VP Small Company                                  6,844       (23,010)        (16,166)
  ING VP Strategic Allocation Balanced                 17,840       (13,756)          4,084
  ING VP Strategic Allocation Growth                   35,437       (32,162)          3,275
  ING VP Strategic Allocation Income                   35,137       (16,599)         18,538
  ING VP Value Opportunity                                773          (508)            265
  Janus Aspen Series Balanced                         321,884      (148,104)        173,780
  Janus Aspen Series Flexible Income                  253,493       (44,285)        209,208
  Janus Aspen Series Growth                            20,736      (144,856)       (124,120)
  Janus Aspen Series Mid Cap Growth                        --      (161,026)       (161,026)
  Janus Aspen Series Worldwide Growth                 208,427      (204,946)          3,481
  MFS VIT Strategic Income                             18,799        (2,763)         16,036
  MFS VIT Total Return                                  4,063        (2,044)          2,019
  Oppenheimer Aggressive Growth                            --        (4,495)         (4,495)
  Oppenheimer Global Securities                        57,692       (45,515)         12,177
  Oppenheimer Main Street Growth & Income                  --          (153)           (153)
  Oppenheimer Strategic Bond                          185,146       (24,398)        160,748

See accompanying notes.

                                               Net Change in   Net Increase
                 Dividends from Total          Unrealized      (Decrease) in
  Net Realized   Net Realized   Net Realized   Appreciation or Net Assets
  Gain (Loss) on Gain on        Gain (Loss) on Depreciation on Resulting from
  Investments    Investments    Investments    Investments     Operations
  ---------------------------------------------------------------------------
   $    43,482      $     --     $    43,482     $   (66,659)    $   (2,956)
     1,146,849            --       1,146,849       1,996,541      3,011,824
     1,959,974       106,926       2,066,900         213,269      2,478,843
      (760,091)           --        (760,091)        866,115         69,882
       (31,195)           --         (31,195)         32,716         27,216
      (339,516)           --        (339,516)        423,717         91,871
       332,049            --         332,049       1,679,417      2,028,805
       163,376            --         163,376          52,375        206,716
       265,119            --         265,119         837,799        986,174
       143,407            --         143,407         362,792        465,396
       (23,726)           --         (23,726)      1,009,818        972,854
      (571,659)           --        (571,659)      2,007,895      1,648,361
    (7,333,784)           --      (7,333,784)     11,924,607      5,740,884
          (115)           --            (115)            735            542
       435,558            --         435,558         951,711      1,404,399
       227,903       552,603         780,506      (1,238,043)       490,492
       (49,014)           --         (49,014)         39,757         16,008
        91,410            --          91,410         188,647        263,891
        (9,139)           --          (9,139)        132,406        127,351
       (51,106)           --         (51,106)        393,265        345,434
        (2,845)           --          (2,845)        109,090        124,783
         5,698            --           5,698          (4,671)         1,292
      (911,512)           --        (911,512)      1,775,375      1,037,643
        26,954        34,421          61,375        (144,236)       126,347
     1,246,093            --       1,246,093        (672,339)       449,634
       575,731            --         575,731       2,602,279      3,016,984
       559,804            --         559,804          85,435        648,720
        22,968            --          22,968         (27,031)        11,973
         7,105            --           7,105           7,771         16,895
       (11,003)           --         (11,003)         79,471         63,973
       663,889            --         663,889         220,323        896,389
           880            --             880           1,185          1,912
        85,014            --          85,014         (70,576)       175,186

Variable Life B of ING Life Insurance and Annuity Company

Statement of changes in net assets

Years Ended December 31, 2002, 2003 and 2004

                                                                         Fidelity VIP
                                                                         Asset        Fidelity VIP  Fidelity VIP  Fidelity VIP
                                                                         Manager      Contrafund    Equity-Income Growth
                                                                         Subaccount   Subaccount    Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                             $  521,375   $20,334,978   $31,855,446  $ 11,339,028
Changes From Operations:
.. Net investment income (loss)                                                11,032       (29,480)      190,828       (71,517)
.. Net realized gain (loss) on investments                                    (74,631)   (1,153,418)   (2,262,139)     (354,580)
.. Net change in unrealized appreciation or depreciation on investments       (28,045)   (1,084,546)   (2,977,718)   (3,134,215)
                                                                          ----------   -----------   -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (91,644)   (2,267,444)   (5,049,029)   (3,560,312)
Change From Unit Transactions:
..  Contract purchases                                                        512,484     3,208,342     2,215,589       644,820
..  Contract withdrawals                                                      (41,638)   (3,688,668)   (6,118,360)     (347,248)
                                                                          ----------   -----------   -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       470,846      (480,326)   (3,902,771)      297,572
                                                                          ----------   -----------   -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      379,202    (2,747,770)   (8,951,800)   (3,262,740)
                                                                          ----------   -----------   -----------  ------------
NET ASSETS AT DECEMBER 31, 2002                                              900,577    17,587,208    22,903,646     8,076,288
Changes From Operations:
.. Net investment income (loss)                                                23,804       (93,405)      204,016       (52,636)
.. Net realized gain (loss) on investments                                    (23,748)      307,375    (1,983,484)   (4,118,168)
.. Net change in unrealized appreciation or depreciation on investments       155,323     4,613,620     8,321,496     6,319,970
                                                                          ----------   -----------   -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              155,379     4,827,590     6,542,028     2,149,166
Change From Unit Transactions:
..  Contract purchases                                                         99,037     2,959,437     2,639,801        99,147
..  Contract withdrawals                                                      (51,080)   (3,169,137)   (3,615,371)   (5,187,325)
                                                                          ----------   -----------   -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS        47,957      (209,700)     (975,570)   (5,088,178)
                                                                          ----------   -----------   -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      203,336     4,617,890     5,566,458    (2,939,012)
                                                                          ----------   -----------   -----------  ------------
NET ASSETS AT DECEMBER 31, 2003                                            1,103,913    22,205,098    28,470,104     5,137,276
Changes From Operations:
.. Net investment income (loss)                                                20,221      (131,566)      198,674       (36,142)
.. Net realized gain (loss) on investments                                     43,482     1,146,849     2,066,900      (760,091)
.. Net change in unrealized appreciation or depreciation on investments       (66,659)    1,996,541       213,269       866,115
                                                                          ----------   -----------   -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (2,956)    3,011,824     2,478,843        69,882
Change From Unit Transactions:
.. Contract purchases                                                          44,172     3,340,913     3,772,370       441,338
.. Contract withdrawals                                                      (962,323)   (5,097,792)   (9,550,849)     (919,633)
                                                                          ----------   -----------   -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS      (918,151)   (1,756,879)   (5,778,479)     (478,295)
                                                                          ----------   -----------   -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (921,107)    1,254,945    (3,299,636)     (408,413)
                                                                          ----------   -----------   -----------  ------------
NET ASSETS AT DECEMBER 31, 2004                                           $  182,806   $23,460,043   $25,170,468  $  4,728,863
                                                                          ==========   ===========   ===========  ============

                                                                                                    ING VP
                                                                         ING VP       ING VP Index  Intermediate  ING VP
                                                                         Growth       Plus LargeCap Bond          Money Market
                                                                         Subaccount   Subaccount    Subaccount    Subaccount
-------------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                             $   11,230   $14,673,953   $21,651,762  $ 44,284,559
Changes From Operations:
.. Net investment income (loss)                                                   (91)      (92,454)      340,974     1,179,726
.. Net realized gain (loss) on investments                                       (785)   (3,846,171)      169,867      (842,824)
.. Net change in unrealized appreciation or depreciation on investments        (2,399)      615,215       666,764       (38,736)
                                                                          ----------   -----------   -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               (3,275)   (3,323,410)    1,177,605       298,166
Change From Unit Transactions:
.. Contract purchases                                                              (4)    2,268,210     1,773,052    10,026,302
.. Contract withdrawals                                                          (713)   (1,456,053)   (7,496,939)  (11,518,921)
                                                                          ----------   -----------   -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          (717)      812,157    (5,723,887)   (1,492,619)
                                                                          ----------   -----------   -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                       (3,992)   (2,511,253)   (4,546,282)   (1,194,453)
                                                                          ----------   -----------   -----------  ------------
NET ASSETS AT DECEMBER 31, 2002                                                7,238    12,162,700    17,105,480    43,090,106
Changes From Operations:
.. Net investment income (loss)                                                   (81)       28,387       125,862       525,480
.. Net realized gain (loss) on investments                                       (178)    1,094,108       741,395      (551,196)
.. Net change in unrealized appreciation or depreciation on investments         2,328     2,021,566       (19,045)        7,196
                                                                          ----------   -----------   -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                2,069     3,144,061       848,212       (18,520)
Change From Unit Transactions:
.. Contract purchases                                                               6     3,457,230     1,402,780     3,263,183
.. Contract withdrawals                                                          (212)   (2,915,510)   (4,172,911)  (24,129,695)
                                                                          ----------   -----------   -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          (206)      541,720    (2,770,131)  (20,866,512)
                                                                          ----------   -----------   -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                        1,863     3,685,781    (1,921,919)  (20,885,032)
                                                                          ----------   -----------   -----------  ------------
NET ASSETS AT DECEMBER 31, 2003                                                9,101    15,848,481    15,183,561    22,205,074
Changes From Operations:
.. Net investment income (loss)                                                   (78)       17,130       948,029        25,265
.. Net realized gain (loss) on investments                                       (115)      435,558       780,506       (49,014)
.. Net change in unrealized appreciation or depreciation on investments           735       951,711    (1,238,043)       39,757
                                                                          ----------   -----------   -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                  542     1,404,399       490,492        16,008
Change From Unit Transactions:
.. Contract purchases                                                              --     1,261,747     1,237,641     4,409,783
.. Contract withdrawals                                                          (213)   (2,923,640)   (3,930,817)   (7,704,280)
                                                                          ----------   -----------   -----------  ------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS          (213)   (1,661,893)   (2,693,176)   (3,294,497)
                                                                          ----------   -----------   -----------  ------------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                          329      (257,494)   (2,202,684)   (3,278,489)
                                                                          ----------   -----------   -----------  ------------
NET ASSETS AT DECEMBER 31, 2004                                           $    9,430   $15,590,987   $12,980,877  $ 18,926,585
                                                                          ==========   ===========   ===========  ============

See accompanying notes.

                                  ING Partners
                                  JPMorgan         ING Partners      ING Partners      ING Partners    ING Partners
Fidelity VIP Fidelity VIP         Fleming          MFS Capital       Salomon Brothers  T.Rowe Price    UBS U.S. Large
High Income  Overseas             International    Opportunities     Aggressive        Growth Equity   Cap Equities
Subaccount   Subaccount           Subaccount       Subaccount        Growth Subaccount Subaccount      Subaccount
-----------------------------------------------------------------------------------------------------------------------
 $  371,018      $ 2,067,505        $ 12,120,828      $ 2,803,112       $18,964,841      $ 2,927,699     $12,709,331
     34,457           (2,740)            (36,788)         (18,641)         (131,493)         (18,049)        (72,774)
    (77,455)        (177,523)            507,779       (1,383,473)       (2,271,385)        (871,197)     (1,703,346)
     50,008         (220,942)           (114,636)         646,777        (3,807,990)         151,647        (816,204)
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
      7,010         (401,205)            356,355         (755,337)       (6,210,868)        (737,599)     (2,592,324)
        (10)              (9)          5,572,310          401,290         2,169,052          712,741       1,403,406
    (46,755)        (301,181)         (2,250,514)        (901,047)       (5,051,458)        (447,308)     (4,721,805)
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
    (46,765)        (301,190)          3,321,796         (499,757)       (2,882,406)         265,433      (3,318,399)
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
    (39,755)        (702,395)          3,678,151       (1,255,094)       (9,093,274)        (472,166)     (5,910,723)
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
    331,263        1,365,110          15,798,979        1,548,018         9,871,567        2,455,533       6,798,608
     22,641            1,564              78,945          (11,476)         (104,136)         (25,382)        (26,162)
    (40,295)        (617,912)          4,877,970         (540,624)          866,405         (245,754)       (321,040)
     98,108          971,247             948,980          920,810         2,976,072        1,193,114       1,874,086
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
     80,454          354,899           5,905,895          368,710         3,738,341          921,978       1,526,884
      5,707               --           2,518,443          279,727         1,708,755        2,085,101       1,101,507
    (52,688)        (637,635)        (11,302,747)        (313,513)       (3,056,483)        (439,341)     (1,501,620)
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
    (46,981)        (637,635)         (8,784,304)         (33,786)       (1,347,728)       1,645,760        (400,113)
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
     33,473         (282,736)         (2,878,409)         334,924         2,390,613        2,567,738       1,126,771
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
    364,736        1,082,374          12,920,570        1,882,942        12,262,180        5,023,271       7,925,379
     25,695            7,670              17,339           (9,035)         (116,744)         (40,803)        (13,238)
    (31,195)        (339,516)            332,049          163,376           265,119          143,407         (23,726)
     32,716          423,717           1,679,417           52,375           837,799          362,792       1,009,818
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
     27,216           91,871           2,028,805          206,716           986,174          465,396         972,854
          3        1,202,497           1,523,867          214,567         1,453,039        1,062,108         943,931
    (58,951)      (1,134,227)         (3,011,084)        (406,855)       (2,305,568)        (974,404)     (1,859,345)
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
    (58,948)          68,270          (1,487,217)        (192,288)         (852,529)          87,704        (915,414)
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
    (31,732)         160,141             541,588           14,428           133,645          553,100          57,440
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
 $  333,004      $ 1,242,515        $ 13,462,158      $ 1,897,370       $12,395,825      $ 5,576,371     $ 7,982,819
 ==========      ===========        ============      ===========       ===========      ===========     ===========

             ING VP               ING VP Strategic                                                     Janus Aspen
ING VP Small Strategic Allocation Allocation       ING VP Strategic  ING VP Value      Janus Aspen     Series Flexible
Company      Balanced             Growth           Allocation        Opportunity       Series Balanced Income
Subaccount   Subaccount           Subaccount       Income Subaccount Subaccount        Subaccount      Subaccount
-----------------------------------------------------------------------------------------------------------------------
 $  551,296      $ 1,314,561        $  2,889,082      $ 1,552,707       $   548,365      $20,447,656     $   986,677
     (2,665)          18,086              23,264           33,768            (2,821)         279,614          34,688
    (14,184)         (28,106)           (135,372)         (28,467)          (22,966)        (722,141)         11,166
   (120,698)        (116,247)           (348,866)         (80,240)         (132,564)      (1,084,375)         41,578
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
   (137,547)        (126,267)           (460,974)         (74,939)         (158,351)      (1,526,902)         87,432
     47,783          223,952             553,371          248,072            80,994        2,545,683          43,348
    (26,804)        (328,655)           (276,295)        (350,217)          (34,972)      (4,139,516)       (125,303)
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
     20,979         (104,703)            277,076         (102,145)           46,022       (1,593,833)        (81,955)
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
   (116,568)        (230,970)           (183,898)        (177,084)         (112,329)      (3,120,735)          5,477
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
    434,728        1,083,591           2,705,184        1,375,623           436,036       17,326,921         992,154
     (9,382)           7,969              (1,111)          23,109            (1,584)         224,348         183,930
    (34,160)         (65,429)            (84,297)         (12,948)         (193,084)        (597,459)         21,441
    530,789          272,723             743,466          178,593           225,281        2,533,041        (170,371)
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
    487,247          215,263             658,058          188,754            30,613        2,159,930          35,000
  1,538,395          295,327             634,442          327,885            48,300        1,579,917       3,784,522
    (63,267)        (211,755)           (421,551)        (108,269)         (487,695)      (3,568,865)       (209,603)
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
  1,475,128           83,572             212,891          219,616          (439,395)      (1,988,948)      3,574,919
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
  1,962,375          298,835             870,949          408,370          (408,782)         170,982       3,609,919
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
  2,397,103        1,382,426           3,576,133        1,783,993            27,254       17,497,903       4,602,073
    (16,166)           4,084               3,275           18,538               265          173,780         209,208
     91,410           (9,139)            (51,106)          (2,845)            5,698         (911,512)         61,375
    188,647          132,406             393,265          109,090            (4,671)       1,775,375        (144,236)
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
    263,891          127,351             345,434          124,783             1,292        1,037,643         126,347
    163,576          244,403             360,665          243,941            63,987        1,139,034          10,804
   (507,099)        (229,497)           (718,197)        (197,736)          (64,014)      (5,724,480)       (403,149)
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
   (343,523)          14,906            (357,532)          46,205               (27)      (4,585,446)       (392,345)
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
    (79,632)         142,257             (12,098)         170,988             1,265       (3,547,803)       (265,998)
 ----------      -----------        ------------      -----------       -----------      -----------     -----------
 $2,317,471      $ 1,524,683        $  3,564,035      $ 1,954,981       $    28,519      $13,950,100     $ 4,336,075
 ==========      ===========        ============      ===========       ===========      ===========     ===========

              ING VP
ING VP        Growth and
Balanced      Income
Subaccount    Subaccount
----------------------------
 $22,055,858   $111,047,650
       8,547        (74,852)
  (1,398,805)   (12,518,151)
    (973,532)   (14,239,360)
 -----------   ------------
  (2,363,790)   (26,832,363)
   3,353,224     10,318,522
  (4,825,180)   (19,315,072)
 -----------   ------------
  (1,471,956)    (8,996,550)
 -----------   ------------
  (3,835,746)   (35,828,913)
 -----------   ------------
  18,220,112     75,218,737
     204,742       (736,451)
  (1,058,824)   (14,847,045)
   4,016,868     32,816,962
 -----------   ------------
   3,162,786     17,233,466
   2,523,378      8,731,427
  (4,030,688)   (17,371,492)
 -----------   ------------
  (1,507,310)    (8,640,065)
 -----------   ------------
   1,655,476      8,593,401
 -----------   ------------
  19,875,588     83,812,138
     212,125      1,150,061
    (571,659)    (7,333,784)
   2,007,895     11,924,607
 -----------   ------------
   1,648,361      5,740,884
   3,521,486      7,499,189
  (2,920,714)   (14,093,868)
 -----------   ------------
     600,772     (6,594,679)
 -----------   ------------
   2,249,133       (853,795)
 -----------   ------------
 $22,124,721   $ 82,958,343
 ===========   ============

              Janus Aspen
Janus Aspen   Series Mid Cap
Series Growth Growth
Subaccount    Subaccount
----------------------------
 $21,033,541   $ 20,927,309
    (169,939)      (163,267)
  (9,896,639)    (5,702,815)
   4,340,701       (408,145)
 -----------   ------------
  (5,725,877)    (6,274,227)
   2,681,863      2,892,060
  (4,029,217)    (3,660,320)
 -----------   ------------
  (1,347,354)      (768,260)
 -----------   ------------
  (7,073,231)    (7,042,487)
 -----------   ------------
  13,960,310     13,884,822
    (131,141)      (151,704)
  (2,292,939)     3,708,338
   6,551,604      1,189,429
 -----------   ------------
   4,127,524      4,746,063
   1,942,545      1,957,888
  (3,079,052)    (3,708,859)
 -----------   ------------
  (1,136,507)    (1,750,971)
 -----------   ------------
   2,991,017      2,995,092
 -----------   ------------
  16,951,327     16,879,914
    (124,120)      (161,026)
   1,246,093        575,731
    (672,339)     2,602,279
 -----------   ------------
     449,634      3,016,984
   1,587,826      2,162,750
  (4,741,848)    (3,588,156)
 -----------   ------------
  (3,154,022)    (1,425,406)
 -----------   ------------
  (2,704,388)     1,591,578
 -----------   ------------
 $14,246,939   $ 18,471,492
 ===========   ============

Variable Life B of ING Life Insurance and Annuity Company

Years Ended December 31, 2002, 2003 and 2004

                                                                         Janus Aspen      MFS VIT                 Oppenheimer
                                                                         Series Worldwide Strategic  MFS VIT      Aggressive
                                                                         Growth           Income     Total Return Growth
                                                                         Subaccount       Subaccount Subaccount   Subaccount
-----------------------------------------------------------------------------------------------------------------------------
NET ASSETS AT JANUARY 1, 2002                                              $ 41,263,014   $ 205,283   $ 145,044    $ 429,259
Changes From Operations:
.. Net investment income (loss)                                                  (27,269)      5,114         895       (2,063)
.. Net realized gain (loss) on investments                                    (7,237,585)        210         461     (155,918)
.. Net change in unrealized appreciation or depreciation on investments       (2,632,872)     14,358     (14,928)      (5,546)
                                                                           ------------   ---------   ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS              (9,897,726)     19,682     (13,572)    (163,527)
Change From Unit Transactions:
.. Contract purchases                                                          3,740,564     118,875     113,541      200,631
.. Contract withdrawals                                                       (7,796,516)    (11,221)     (9,071)     (13,501)
                                                                           ------------   ---------   ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (4,055,952)    107,654     104,470      187,130
                                                                           ------------   ---------   ---------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                     (13,953,678)    127,336      90,898       23,603
                                                                           ------------   ---------   ---------    ---------
NET ASSETS AT DECEMBER 31, 2002                                              27,309,336     332,619     235,942      452,862
Changes From Operations:
.. Net investment income (loss)                                                   56,812      16,499       1,864       (5,007)
.. Net realized gain (loss) on investments                                     2,836,418       1,422      (1,481)    (265,951)
.. Net change in unrealized appreciation or depreciation on investments        2,448,804      16,396      36,626      380,276
                                                                           ------------   ---------   ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               5,342,034      34,317      37,009      109,318
Change From Unit Transactions:
.. Contract purchases                                                          2,547,970      69,977      25,661       13,415
.. Contract withdrawals                                                      (10,591,126)    (16,306)     (9,821)    (173,707)
                                                                           ------------   ---------   ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (8,043,156)     53,671      15,840     (160,292)
                                                                           ------------   ---------   ---------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (2,701,122)     87,988      52,849      (50,974)
                                                                           ------------   ---------   ---------    ---------
NET ASSETS AT DECEMBER 31, 2003                                              24,608,214     420,607     288,791      401,888
Changes From Operations:
.. Net investment income (loss)                                                    3,481      16,036       2,019       (4,495)
.. Net realized gain (loss) on investments                                       559,804      22,968       7,105      (11,003)
.. Net change in unrealized appreciation or depreciation on investments           85,435     (27,031)      7,771       79,471
                                                                           ------------   ---------   ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                 648,720      11,973      16,895       63,973
Change From Unit Transactions:
.. Contract purchases                                                          1,929,915      15,175       5,244      222,026
.. Contract withdrawals                                                       (7,093,658)   (281,936)   (144,012)    (407,515)
                                                                           ------------   ---------   ---------    ---------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM UNIT TRANSACTIONS       (5,163,743)   (266,761)   (138,768)    (185,489)
                                                                           ------------   ---------   ---------    ---------
TOTAL INCREASE (DECREASE) IN NET ASSETS                                      (4,515,023)   (254,788)   (121,873)    (121,516)
                                                                           ------------   ---------   ---------    ---------
NET ASSETS AT DECEMBER 31, 2004                                            $ 20,093,191   $ 165,819   $ 166,918    $ 280,372
                                                                           ============   =========   =========    =========

See accompanying notes.

                                 Oppenheimer
                     Oppenheimer Main Street
                     Global      Growth &    Oppenheimer
                     Securities  Income      Strategic Bond
                     Subaccount  Subaccount  Subaccount
                     --------------------------------------
                     $2,022,064   $  1,827    $ 1,802,919
                        (11,472)        (1)       120,276
                       (295,368)     1,539        (54,296)
                       (359,229)    (1,855)        54,287
                     ----------   --------    -----------
                       (666,069)      (317)       120,267
                      1,243,008         (5)       375,031
                       (278,666)    (1,505)      (188,965)
                     ----------   --------    -----------
                        964,342     (1,510)       186,066
                     ----------   --------    -----------
                        298,273     (1,827)       306,333
                     ----------   --------    -----------
                      2,320,337         --      2,109,252
                         (4,388)        --        136,306
                         35,930         --        143,931
                        936,248         --        157,678
                     ----------   --------    -----------
                        967,790         --        437,915
                        857,966         --      2,136,299
                       (521,654)        --       (733,296)
                     ----------   --------    -----------
                        336,312         --      1,403,003
                     ----------   --------    -----------
                      1,304,102         --      1,840,918
                     ----------   --------    -----------
                      3,624,439         --      3,950,170
                         12,177       (153)       160,748
                        663,889        880         85,014
                        220,323      1,185        (70,576)
                     ----------   --------    -----------
                        896,389      1,912        175,186
                      2,190,833     77,481        200,012
                       (817,535)   (61,430)    (1,675,913)
                     ----------   --------    -----------
                      1,373,298     16,051     (1,475,901)
                     ----------   --------    -----------
                      2,269,687     17,963     (1,300,715)
                     ----------   --------    -----------
                     $5,894,126   $ 17,963    $ 2,649,455
                     ==========   ========    ===========

Variable Life B of ING Life Insurance and Annuity Company

Notes to financial statements

December 31, 2004

1. Summary of Significant Accounting Policies and Account Information
Variable Life B of ING Life Insurance and Annuity Company (the "Account"), formerly known as Variable Life B of Aetna Life Insurance and Annuity Company, is a separate account established by ING Life Insurance and Annuity Company (the "Company"), formerly known as Aetna Life Insurance and Annuity Company, and is registered under the Investment Company Act of 1940 as a unit investment trust. The Account is sold exclusively for use with variable life insurance product contracts as defined under the Internal Revenue Code of 1986, as amended. The Account consists of seven products which are listed below.

..  Aetna Vest
..  Aetna Vest II
..  Aetna Vest Plus
..  Aetna Vest Estate Protector
..  Aetna Vest Estate Protector II
..  Corporate Specialty Market
..  Corporate Specialty Market II

Effective October 1, 1998, the Company contracted the administrative servicing obligations of its individual variable life business to the The Lincoln National Life Insurance Company (Lincoln Life) and Lincoln Life & Annuity Company of New York (LNY). Although the Company is responsible for all policy terms and conditions, Lincoln Life and LNY are responsible for servicing the individual life contracts, including the payment of benefits, oversight of investment management and contract administration. The assets of the Account are owned by the Company. The portion of the Account's assets supporting the variable life policies may not be used to satisfy liabilities arising out of any other business of the Company.

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect amounts reported therein. Although actual results could differ from these estimates, any such differences are expected to be immaterial to the net assets of the Account.

a. Valuation of Investments:
Investments in the following funds are stated at the closing net asset value per share as determined by each fund on December 31, 2004:

Fidelity Variable Insurance Products Fund (Fidelity VIP):
  Fidelity VIP Asset Manager Portfolio
  Fidelity VIP Contrafund Portfolio
  Fidelity VIP Equity-Income Portfolio
  Fidelity VIP Growth Portfolio
  Fidelity VIP High Income Portfolio
  Fidelity VIP Overseas Portfolio

ING Partners Inc. (ING Partners)*:
  ING Partners JPMorgan Fleming International Portfolio
  ING Partners MFS Capital Opportunities Portfolio
  ING Partners Salomon Brothers Aggressive Growth Portfolio
  ING Partners T. Rowe Price Growth Equity Portfolio
  ING Partners UBS U.S. Large Cap Equities Portfolio

ING Funds (ING VP)*:
  ING VP Balanced Portfolio
  ING VP Growth and Income Portfolio
  ING VP Growth Portfolio
  ING VP Index Plus LargeCap Portfolio
  ING VP Intermediate Bond Portfolio
  ING VP Money Market Portfolio
  ING VP Small Company Portfolio
  ING VP Strategic Allocation Balanced Portfolio
  ING VP Strategic Allocation Growth Portfolio
  ING VP Strategic Allocation Income Portfolio
  ING VP Value Opportunity Portfolio

Janus Aspen Series:
  Janus Aspen Series Balanced Portfolio
  Janus Aspen Series Flexible Income Portfolio
  Janus Aspen Series Growth Portfolio
  Janus Aspen Series Mid Cap Growth Portfolio
  Janus Aspen Series Worldwide Growth Portfolio

MFS Variable Insurance Trust (MFS VIT):
  MFS VIT Strategic Income Series
  MFS VIT Total Return Series

Oppenheimer Funds (Oppenheimer):
  Oppenheimer Aggressive Growth Fund
  Oppenheimer Global Securities Fund
  Oppenheimer Main Street Growth & Income Fund
  Oppenheimer Strategic Bond Fund

* Denotes an affiliate of ING Life Insurance and Annuity Company.

b. Other
Investment transactions are accounted for on a trade date basis and dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by specific identification.

c. Federal Income Taxes
The operations of the Account form a part of, and are taxed with, the total operations of the Company which is taxed as a life insurance company under the Internal Revenue Code of 1986, as amended. The Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code, as amended. Under current federal income tax law, no federal income taxes are payable with respect to the Account's net investment income and the net realized gain on investments.

Variable Life B of ING Life Insurance and Annuity Company

December 31, 2004

2. Mortality and Expense Guarantees and Other Transactions with Affiliates
The Company charges each variable sub-account for mortality and expense risk. The amount charged is deducted daily at rates per year specified in each policy.

The Company deducts a premium load from each premium payment to cover its administration expenses, state taxes, and federal income tax liabilities. The percentage deducted from each premium payment is specified in each policy.

The Company charges monthly administrative fees for items such as underwriting and issuance, premium billing and collection, policy value calculation, confirmations and periodic reports. The amount of the monthly administrative fees are specified in each policy.

The Company charges a monthly deduction for the cost of insurance and any charges for supplemental riders. The cost of insurance charge is equal to the amount at risk multiplied by a monthly cost of insurance rate. The cost of insurance rate is variable and is based on the insured's issue age, sex (where permitted by law), number of policy years elapsed and premium class.

Under certain circumstances, the Company reserves the right to charge a transfer fee between sub-accounts. The amount of the transfer fee is specified in each policy.

The Company, upon full surrender of a policy, may charge a surrender charge. This charge is in part a deferred sales charge and in part a recovery of certain first year administrative costs. The amount of the surrender charge, if any, will depend on the specified amount, insured's age, risk class and sex (where permitted by law). The maximum surrender charges are included in each policy and are in compliance with each state's nonforfeiture law.

Dividend Income
On an annual basis, the underlying mutual funds in which the Account invests distribute substantially all of their taxable income and realized capital gains to their shareholders. Distributions paid to the Account are automatically reinvested in shares of the underlying mutual funds. The Account's proportionate share of each underlying mutual fund's undistributed net investment income and accumulated net realized gain (loss) on investments is included in net change in unrealized appreciation or depreciation on investments in the Statements of Operations and Changes in Net Assets of the Account.

Variable Life B of ING Life Insurance and Annuity Company

3. Condensed Financial Information
A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year ended December 31, 2004 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                                Unit Value Unit Value
                                                   Commencement Beginning  End of     Units                   Total
Subaccount                                         Date(1)      of Period  Period     Outstanding Net Assets  Return(2)
------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager
  Corporate Specialty Market (1.00% Fee Rate)                     $17.15     $17.90      10,209   $   182,806    4.42%
Fidelity VIP Contrafund
  Aetna Vest (1.00% Fee Rate)                                      20.56      23.51      76,421     1,796,318   14.33%
  Aetna Vest II (1.00% Fee Rate)                                   20.56      23.51      47,048     1,105,891   14.33%
  Aetna Vest Plus (1.00% Fee Rate)                                 20.56      23.51     591,526    13,904,149   14.33%
  Aetna Vest Estate Protector (0.85% Fee Rate)                     20.80      23.82      92,590     2,205,137   14.50%
  Aetna Vest Estate Protector II (0.65% Fee Rate)                  14.25      16.35     193,088     3,157,243   14.73%
  Corporate Specialty Market (1.00% Fee Rate)                      22.12      25.28      48,468     1,225,516   14.33%
  Corporate Specialty Market II (0.70% Fee Rate)                   14.21      16.30       4,037        65,789   14.67%
Fidelity VIP Equity-Income
  Aetna Vest (1.00% Fee Rate)                                      17.19      18.98      53,965     1,024,365   10.42%
  Aetna Vest II (1.00% Fee Rate)                                   17.19      18.98      24,917       472,969   10.42%
  Aetna Vest Plus (1.00% Fee Rate)                                 17.19      18.98     723,518    13,733,707   10.42%
  Aetna Vest Estate Protector (0.85% Fee Rate)                     17.39      19.23     172,442     3,316,555   10.59%
  Aetna Vest Estate Protector II (0.65% Fee Rate)                  12.32      13.65     200,215     2,733,644   10.81%
  Corporate Specialty Market (1.00% Fee Rate)                      19.78      21.84     178,038     3,889,228   10.42%
Fidelity VIP Growth
  Corporate Specialty Market (1.00% Fee Rate)                      16.91      17.31     273,213     4,728,863    2.35%
Fidelity VIP High Income
  Corporate Specialty Market (1.00% Fee Rate)                       8.88       9.64      34,545       333,004    8.50%
Fidelity VIP Overseas
  Corporate Specialty Market (1.00% Fee Rate)                      13.70      15.42      80,599     1,242,515   12.51%
ING Partners JPMorgan Fleming
 International
  Aetna Vest (1.00% Fee Rate)                                      17.42      20.51      62,578     1,283,381   17.71%
  Aetna Vest II (1.00% Fee Rate)                                   17.32      20.38      30,096       613,412   17.71%
  Aetna Vest Plus (1.00% Fee Rate)                                 17.22      20.27     379,986     7,701,793   17.71%
  Aetna Vest Estate Protector (0.85% Fee Rate)                     13.19      15.55      52,730       820,152   17.89%
  Aetna Vest Estate Protector II (0.65% Fee Rate)                  10.73      12.68      66,077       837,558   18.12%
  Corporate Specialty Market (1.00% Fee Rate)                      14.43      16.99     129,841     2,205,862   17.71%
ING Partners MFS Capital Opportunities
  Aetna Vest (1.00% Fee Rate)                                      10.24      11.45      11,295       129,314   11.75%
  Aetna Vest II (1.00% Fee Rate)                                   10.24      11.45       2,312        26,468   11.75%
  Aetna Vest Plus (1.00% Fee Rate)                                 10.24      11.45     110,591     1,266,170   11.75%
  Aetna Vest Estate Protector (0.85% Fee Rate)                     10.34      11.57       6,204        71,766   11.92%
  Aetna Vest Estate Protector II (0.65% Fee Rate)                  10.69      11.99      33,664       403,652   12.15%
ING Partners Salomon Brothers Aggressive
 Growth
  Aetna Vest (1.00% Fee Rate)                                      15.23      16.54      48,928       809,321    8.63%
  Aetna Vest II (1.00% Fee Rate)                                   15.23      16.54      17,832       294,987    8.63%
  Aetna Vest Plus (1.00% Fee Rate)                                 15.22      16.53     508,549     8,408,173    8.63%
  Aetna Vest Estate Protector (0.85% Fee Rate)                      9.57      10.41      97,703     1,017,174    8.79%
  Aetna Vest Estate Protector II (0.65% Fee Rate)                   8.05       8.78      85,644       751,578    9.01%
  Corporate Specialty Market (1.00% Fee Rate)                      12.52      13.61      65,986       897,801    8.63%
  Corporate Specialty Market (.50% Fee Rate)         12/21/04      10.24      10.35      20,942       216,791    1.13%
ING Partners T.Rowe Price Growth Equity
  Aetna Vest (1.00% Fee Rate)                                      12.10      13.18      30,019       395,715    8.92%
  Aetna Vest II (1.00% Fee Rate)                                   12.10      13.18      23,723       312,695    8.92%
  Aetna Vest Plus (1.00% Fee Rate)                                 12.10      13.18     208,850     2,753,113    8.92%
  Aetna Vest Estate Protector (0.85% Fee Rate)                     12.21      13.32      27,309       363,715    9.09%
  Aetna Vest Estate Protector II (0.65% Fee Rate)                  12.64      13.81      84,918     1,172,876    9.30%
  Corporate Specialty Market (1.00% Fee Rate)                      13.17      14.34      40,321       578,257    8.92%
ING Partners UBS U.S. Large Cap Equities
  Aetna Vest (1.00% Fee Rate)                                      12.27      13.94      36,315       506,320   13.62%
  Aetna Vest II (1.00% Fee Rate)                                   12.33      14.00      18,495       259,026   13.62%
  Aetna Vest Plus (1.00% Fee Rate)                                 12.16      13.81     392,497     5,421,892   13.62%
  Aetna Vest Estate Protector (0.85% Fee Rate)                      9.41      10.71      30,559       327,214   13.79%
  Aetna Vest Estate Protector II (0.65% Fee Rate)                   9.81      11.18      39,038       436,570   14.02%
  Corporate Specialty Market (1.00% Fee Rate)                      11.12      12.64      63,011       796,152   13.62%
  Corporate Specialty Market (.50% Fee Rate)         12/21/04      10.19      10.27      22,939       235,645    0.81%

                                                   Investment
                                                   Income
Subaccount                                         Ratio(3)
-------------------------------------------------------------
Fidelity VIP Asset Manager                            4.08%
  Corporate Specialty Market (1.00% Fee Rate)
Fidelity VIP Contrafund                               0.34%
  Aetna Vest (1.00% Fee Rate)
  Aetna Vest II (1.00% Fee Rate)
  Aetna Vest Plus (1.00% Fee Rate)
  Aetna Vest Estate Protector (0.85% Fee Rate)
  Aetna Vest Estate Protector II (0.65% Fee Rate)
  Corporate Specialty Market (1.00% Fee Rate)
  Corporate Specialty Market II (0.70% Fee Rate)
Fidelity VIP Equity-Income                            1.71%
  Aetna Vest (1.00% Fee Rate)
  Aetna Vest II (1.00% Fee Rate)
  Aetna Vest Plus (1.00% Fee Rate)
  Aetna Vest Estate Protector (0.85% Fee Rate)
  Aetna Vest Estate Protector II (0.65% Fee Rate)
  Corporate Specialty Market (1.00% Fee Rate)
Fidelity VIP Growth                                   0.28%
  Corporate Specialty Market (1.00% Fee Rate)
Fidelity VIP High Income                              8.54%
  Corporate Specialty Market (1.00% Fee Rate)
Fidelity VIP Overseas                                 1.46%
  Corporate Specialty Market (1.00% Fee Rate)
ING Partners JPMorgan Fleming
 International                                        1.11%
  Aetna Vest (1.00% Fee Rate)
  Aetna Vest II (1.00% Fee Rate)
  Aetna Vest Plus (1.00% Fee Rate)
  Aetna Vest Estate Protector (0.85% Fee Rate)
  Aetna Vest Estate Protector II (0.65% Fee Rate)
  Corporate Specialty Market (1.00% Fee Rate)
ING Partners MFS Capital Opportunities                0.44%
  Aetna Vest (1.00% Fee Rate)
  Aetna Vest II (1.00% Fee Rate)
  Aetna Vest Plus (1.00% Fee Rate)
  Aetna Vest Estate Protector (0.85% Fee Rate)
  Aetna Vest Estate Protector II (0.65% Fee Rate)
ING Partners Salomon Brothers Aggressive
 Growth                                                 --
  Aetna Vest (1.00% Fee Rate)
  Aetna Vest II (1.00% Fee Rate)
  Aetna Vest Plus (1.00% Fee Rate)
  Aetna Vest Estate Protector (0.85% Fee Rate)
  Aetna Vest Estate Protector II (0.65% Fee Rate)
  Corporate Specialty Market (1.00% Fee Rate)
  Corporate Specialty Market (.50% Fee Rate)
ING Partners T.Rowe Price Growth Equity               0.15%
  Aetna Vest (1.00% Fee Rate)
  Aetna Vest II (1.00% Fee Rate)
  Aetna Vest Plus (1.00% Fee Rate)
  Aetna Vest Estate Protector (0.85% Fee Rate)
  Aetna Vest Estate Protector II (0.65% Fee Rate)
  Corporate Specialty Market (1.00% Fee Rate)
ING Partners UBS U.S. Large Cap Equities              0.79%
  Aetna Vest (1.00% Fee Rate)
  Aetna Vest II (1.00% Fee Rate)
  Aetna Vest Plus (1.00% Fee Rate)
  Aetna Vest Estate Protector (0.85% Fee Rate)
  Aetna Vest Estate Protector II (0.65% Fee Rate)
  Corporate Specialty Market (1.00% Fee Rate)
  Corporate Specialty Market (.50% Fee Rate)

Variable Life B of ING Life Insurance and Annuity Company

                                                                Unit Value Unit Value
                                                   Commencement Beginning  End of     Units                   Total
Subaccount                                         Date(1)      of Period  Period     Outstanding Net Assets  Return(2)
------------------------------------------------------------------------------------------------------------------------
ING VP Balanced
  Aetna Vest (0.95% Fee Rate)                                     $27.12     $29.40       54,488  $ 1,601,927    8.39%
  Aetna Vest II (1.00% Fee Rate)                                   27.34      29.61      125,854    3,726,973    8.33%
  Aetna Vest Plus (1.00% Fee Rate)                                 22.92      24.84      519,310   12,897,081    8.33%
  Aetna Vest Estate Protector (0.85% Fee Rate)                     17.38      18.85       40,332      760,360    8.49%
  Aetna Vest Estate Protector II (0.65% Fee Rate)                  12.54      13.64       52,149      711,199    8.71%
  Corporate Specialty Market (1.00% Fee Rate)                      19.96      21.62      105,698    2,285,405    8.33%
  Corporate Specialty Market (.50% Fee Rate)         12/21/04      10.10      10.13       14,002      141,776    0.29%
ING VP Growth and Income
  Aetna Vest (0.95% Fee Rate)                                      39.20      42.09      694,016   29,210,723    7.37%
  Aetna Vest II (1.00% Fee Rate)                                   21.82      23.41      502,523   11,765,747    7.31%
  Aetna Vest Plus (1.00% Fee Rate)                                 18.33      19.67    1,639,625   32,253,402    7.31%
  Aetna Vest Estate Protector (0.85% Fee Rate)                     13.20      14.18       77,163    1,094,383    7.48%
  Aetna Vest Estate Protector II (0.65% Fee Rate)                   8.56       9.22      147,288    1,358,199    7.69%
  Corporate Specialty Market (1.00% Fee Rate)                      16.56      17.77      392,420    6,974,063    7.31%
  Corporate Specialty Market (.50% Fee Rate)         12/21/04      10.17      10.24       28,724      294,182    0.71%
  Corporate Specialty Market II (0.70% Fee Rate)                    8.54       9.19          832        7,644    7.64%
ING VP Growth
  Corporate Specialty Market (1.00% Fee Rate)                      10.09      10.70          880        9,430    6.13%
ING VP Index Plus LargeCap
  Aetna Vest (1.00% Fee Rate)                                      15.61      17.09       58,364      997,364    9.48%
  Aetna Vest II (1.00% Fee Rate)                                   15.61      17.09       23,233      397,020    9.48%
  Aetna Vest Plus (1.00% Fee Rate)                                 15.61      17.09      428,092    7,315,556    9.48%
  Aetna Vest Estate Protector (0.85% Fee Rate)                     15.78      17.30       74,528    1,289,074    9.64%
  Aetna Vest Estate Protector II (0.65% Fee Rate)                  11.55      12.69      201,127    2,553,036    9.86%
  Corporate Specialty Market (1.00% Fee Rate)                      15.61      17.09      175,886    3,005,380    9.48%
  Corporate Specialty Market II (0.70% Fee Rate)                   11.52      12.65        2,653       33,557    9.81%
ING VP Intermediate Bond
  Aetna Vest (1.00% Fee Rate)                                      32.52      33.76      110,887    3,744,011    3.83%
  Aetna Vest II (1.00% Fee Rate)                                   21.86      22.70       52,964    1,202,326    3.83%
  Aetna Vest Plus (1.00% Fee Rate)                                 17.51      18.18      272,699    4,957,162    3.83%
  Aetna Vest Estate Protector (0.85% Fee Rate)                     15.72      16.35       30,927      505,555    3.99%
  Aetna Vest Estate Protector II (0.65% Fee Rate)                  14.01      14.59       50,441      736,123    4.20%
  Corporate Specialty Market (1.00% Fee Rate)                      16.90      17.55       84,723    1,486,508    3.83%
  Corporate Specialty Market (.50% Fee Rate)         12/21/04      10.00      10.01       34,892      349,192    0.06%
ING VP Money Market
  Aetna Vest (1.00% Fee Rate)                                      20.48      20.49      101,978    2,089,794    0.06%
  Aetna Vest II (1.00% Fee Rate)                                   14.97      14.98       33,158      496,677    0.06%
  Aetna Vest Plus (1.00% Fee Rate)                                 14.07      14.08      637,295    8,971,630    0.06%
  Aetna Vest Estate Protector (0.85% Fee Rate)                     12.90      12.93       27,717      358,343    0.21%
  Aetna Vest Estate Protector II (0.65% Fee Rate)                  12.01      12.06      186,490    2,248,524    0.41%
  Corporate Specialty Market (1.00% Fee Rate)                      13.46      13.47      351,348    4,732,021    0.06%
  Corporate Specialty Market II (0.70% Fee Rate)                   11.97      12.02        2,463       29,596    0.36%
ING VP Small Company
  Corporate Specialty Market (1.00% Fee Rate)                      14.70      16.65      139,169    2,317,471   13.25%
ING VP Strategic Allocation Balanced
  Aetna Vest (0.85% Fee Rate)                                      14.97      16.36        1,691       27,673    9.29%
  Aetna Vest II (1.00% Fee Rate)                                   14.82      16.17        5,684       91,923    9.13%
  Aetna Vest Plus (1.00% Fee Rate)                                 14.82      16.17       78,619    1,271,517    9.13%
  Aetna Vest Estate Protector (0.85% Fee Rate)                     14.99      16.39        1,018       16,682    9.29%
  Aetna Vest Estate Protector II (0.65% Fee Rate)                  11.03      12.08        9,676      116,888    9.51%
ING VP Strategic Allocation Growth
  Aetna Vest (0.85% Fee Rate)                                      15.01      16.67        6,982      116,388   11.06%
  Aetna Vest II (1.00% Fee Rate)                                   14.86      16.48          754       12,418   10.89%
  Aetna Vest Plus (1.00% Fee Rate)                                 14.86      16.48      157,341    2,592,848   10.89%
  Aetna Vest Estate Protector (0.85% Fee Rate)                     15.03      16.70       35,887      599,213   11.06%
  Aetna Vest Estate Protector II (0.65% Fee Rate)                  10.47      11.65       20,871      243,168   11.28%
ING VP Strategic Allocation Income
  Aetna Vest (0.85% Fee Rate)                                      15.27      16.35        2,914       47,657    7.07%
  Aetna Vest II (1.00% Fee Rate)                                   15.12      16.17          259        4,194    6.92%
  Aetna Vest Plus (1.00% Fee Rate)                                 15.12      16.17       79,148    1,279,607    6.91%
  Aetna Vest Estate Protector (0.85% Fee Rate)                     15.30      16.38       11,420      187,068    7.07%
  Aetna Vest Estate Protector II (0.65% Fee Rate)                  11.97      12.84       33,988      436,455    7.29%
ING VP Value Opportunity
  Corporate Specialty Market (1.00% Fee Rate)                      12.82      13.98        2,040       28,519    9.05%

                                                   Investment
                                                   Income
Subaccount                                         Ratio(3)
-------------------------------------------------------------
ING VP Balanced                                       2.02%
  Aetna Vest (0.95% Fee Rate)
  Aetna Vest II (1.00% Fee Rate)
  Aetna Vest Plus (1.00% Fee Rate)
  Aetna Vest Estate Protector (0.85% Fee Rate)
  Aetna Vest Estate Protector II (0.65% Fee Rate)
  Corporate Specialty Market (1.00% Fee Rate)
  Corporate Specialty Market (.50% Fee Rate)
ING VP Growth and Income                              2.39%
  Aetna Vest (0.95% Fee Rate)
  Aetna Vest II (1.00% Fee Rate)
  Aetna Vest Plus (1.00% Fee Rate)
  Aetna Vest Estate Protector (0.85% Fee Rate)
  Aetna Vest Estate Protector II (0.65% Fee Rate)
  Corporate Specialty Market (1.00% Fee Rate)
  Corporate Specialty Market (.50% Fee Rate)
  Corporate Specialty Market II (0.70% Fee Rate)
ING VP Growth                                         0.12%
  Corporate Specialty Market (1.00% Fee Rate)
ING VP Index Plus LargeCap                            1.03%
  Aetna Vest (1.00% Fee Rate)
  Aetna Vest II (1.00% Fee Rate)
  Aetna Vest Plus (1.00% Fee Rate)
  Aetna Vest Estate Protector (0.85% Fee Rate)
  Aetna Vest Estate Protector II (0.65% Fee Rate)
  Corporate Specialty Market (1.00% Fee Rate)
  Corporate Specialty Market II (0.70% Fee Rate)
ING VP Intermediate Bond                              7.96%
  Aetna Vest (1.00% Fee Rate)
  Aetna Vest II (1.00% Fee Rate)
  Aetna Vest Plus (1.00% Fee Rate)
  Aetna Vest Estate Protector (0.85% Fee Rate)
  Aetna Vest Estate Protector II (0.65% Fee Rate)
  Corporate Specialty Market (1.00% Fee Rate)
  Corporate Specialty Market (.50% Fee Rate)
ING VP Money Market                                   1.09%
  Aetna Vest (1.00% Fee Rate)
  Aetna Vest II (1.00% Fee Rate)
  Aetna Vest Plus (1.00% Fee Rate)
  Aetna Vest Estate Protector (0.85% Fee Rate)
  Aetna Vest Estate Protector II (0.65% Fee Rate)
  Corporate Specialty Market (1.00% Fee Rate)
  Corporate Specialty Market II (0.70% Fee Rate)
ING VP Small Company                                  0.30%
  Corporate Specialty Market (1.00% Fee Rate)
ING VP Strategic Allocation Balanced                  1.25%
  Aetna Vest (0.85% Fee Rate)
  Aetna Vest II (1.00% Fee Rate)
  Aetna Vest Plus (1.00% Fee Rate)
  Aetna Vest Estate Protector (0.85% Fee Rate)
  Aetna Vest Estate Protector II (0.65% Fee Rate)
ING VP Strategic Allocation Growth                    1.05%
  Aetna Vest (0.85% Fee Rate)
  Aetna Vest II (1.00% Fee Rate)
  Aetna Vest Plus (1.00% Fee Rate)
  Aetna Vest Estate Protector (0.85% Fee Rate)
  Aetna Vest Estate Protector II (0.65% Fee Rate)
ING VP Strategic Allocation Income                    1.91%
  Aetna Vest (0.85% Fee Rate)
  Aetna Vest II (1.00% Fee Rate)
  Aetna Vest Plus (1.00% Fee Rate)
  Aetna Vest Estate Protector (0.85% Fee Rate)
  Aetna Vest Estate Protector II (0.65% Fee Rate)
ING VP Value Opportunity                              1.52%
  Corporate Specialty Market (1.00% Fee Rate)

Variable Life B of ING Life Insurance and Annuity Company

                                                                Unit Value Unit Value
                                                   Commencement Beginning  End of     Units                   Total
Subaccount                                         Date(1)      of Period  Period     Outstanding Net Assets  Return(2)
------------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced
  Aetna Vest (1.00% Fee Rate)                                     $26.90     $28.91      18,287   $   528,634    7.45%
  Aetna Vest II (1.00% Fee Rate)                                   27.11      29.13      16,026       466,878    7.45%
  Aetna Vest Plus (1.00% Fee Rate)                                 26.89      28.89     356,990    10,315,095    7.45%
  Aetna Vest Estate Protector (0.85% Fee Rate)                     21.61      23.26      31,759       738,568    7.61%
  Aetna Vest Estate Protector II (0.65% Fee Rate)                  15.40      16.60      83,441     1,385,215    7.82%
  Corporate Specialty Market (1.00% Fee Rate)                      23.58      25.33      15,129       383,278    7.45%
  Corporate Specialty Market II (0.70% Fee Rate)                   15.35      16.54       8,005       132,432    7.77%
Janus Aspen Series Flexible Income
  Corporate Specialty Market (1.00% Fee Rate)                      14.24      14.66     295,724     4,336,075    2.93%
Janus Aspen Series Growth
  Aetna Vest (1.00% Fee Rate)                                      20.74      21.46      29,026       622,789    3.48%
  Aetna Vest II (1.00% Fee Rate)                                   20.72      21.44      11,454       245,538    3.48%
  Aetna Vest Plus (1.00% Fee Rate)                                 20.69      21.41     516,806    11,062,944    3.48%
  Aetna Vest Estate Protector (0.85% Fee Rate)                     15.27      15.83      55,479       878,005    3.63%
  Aetna Vest Estate Protector II (0.65% Fee Rate)                  10.90      11.32     119,899     1,357,443    3.84%
  Corporate Specialty Market (1.00% Fee Rate)                      17.03      17.62       4,554        80,220    3.48%
Janus Aspen Series Mid Cap Growth
  Aetna Vest (1.00% Fee Rate)                                      20.65      24.68      52,263     1,289,912   19.55%
  Aetna Vest II (1.00% Fee Rate)                                   20.65      24.68      35,701       881,128   19.55%
  Aetna Vest Plus (1.00% Fee Rate)                                 20.65      24.68     462,816    11,422,756   19.55%
  Aetna Vest Estate Protector (0.85% Fee Rate)                     12.65      15.15      97,634     1,479,137   19.73%
  Aetna Vest Estate Protector II (0.65% Fee Rate)                  11.28      13.53     118,127     1,598,175   19.97%
  Corporate Specialty Market (1.00% Fee Rate)                      15.50      18.53      95,447     1,768,461   19.55%
  Corporate Specialty Market II (0.70% Fee Rate)                   11.25      13.48       2,368        31,923   19.91%
Janus Aspen Series Worldwide Growth
  Aetna Vest (1.00% Fee Rate)                                      23.87      24.77      50,043     1,239,369    3.74%
  Aetna Vest II (1.00% Fee Rate)                                   23.88      24.77      36,255       898,121    3.74%
  Aetna Vest Plus (1.00% Fee Rate)                                 23.85      24.74     593,343    14,680,334    3.74%
  Aetna Vest Estate Protector (0.85% Fee Rate)                     17.41      18.09      67,986     1,229,912    3.89%
  Aetna Vest Estate Protector II (0.65% Fee Rate)                  11.56      12.03      98,103     1,180,412    4.10%
  Corporate Specialty Market (1.00% Fee Rate)                      19.64      20.37      39,204       798,618    3.74%
  Corporate Specialty Market II (0.70% Fee Rate)                   11.52      11.99       5,539        66,425    4.05%
MFS VIT Strategic Income
  Corporate Specialty Market (1.00% Fee Rate)                      12.88      13.74      12,071       165,819    6.66%
MFS VIT Total Return
  Corporate Specialty Market (1.00% Fee Rate)                      14.20      15.65      10,667       166,918   10.21%
Oppenheimer Aggressive Growth
  Corporate Specialty Market (1.00% Fee Rate)                      10.41      12.34      22,716       280,372   18.59%
Oppenheimer Global Securities
  Aetna Vest (1.00% Fee Rate)                                      16.80      19.83      22,515       446,378   17.98%
  Aetna Vest II (1.00% Fee Rate)                                   16.80      19.83      21,054       417,408   17.98%
  Aetna Vest Plus (1.00% Fee Rate)                                 16.80      19.83     177,056     3,510,256   17.98%
  Aetna Vest Estate Protector (0.85% Fee Rate)                     16.95      20.03      18,981       380,201   18.15%
  Aetna Vest Estate Protector II (0.65% Fee Rate)                  17.50      20.72      46,028       953,734   18.39%
  Corporate Specialty Market (1.00% Fee Rate)                      17.78      20.97       8,875       186,149   17.98%
Oppenheimer Main Street Growth & Income
  Corporate Specialty Market (1.00% Fee Rate)        05/11/04      10.15      11.17       1,608        17,963    9.98%
Oppenheimer Strategic Bond
  Aetna Vest (1.00% Fee Rate)                                      13.39      14.40       5,143        74,089    7.59%
  Aetna Vest II (1.00% Fee Rate)                                   13.39      14.40       2,444        35,205    7.59%
  Aetna Vest Plus (1.00% Fee Rate)                                 13.39      14.40      94,640     1,363,270    7.59%
  Aetna Vest Estate Protector (0.85% Fee Rate)                     13.51      14.55       6,019        87,593    7.75%
  Aetna Vest Estate Protector II (0.65% Fee Rate)                  13.64      14.72      68,393     1,006,998    7.97%
  Corporate Specialty Market II (0.70% Fee Rate)                   13.62      14.70       5,599        82,300    7.92%

                                                   Investment
                                                   Income
Subaccount                                         Ratio(3)
-------------------------------------------------------------
Janus Aspen Series Balanced                           2.07%
  Aetna Vest (1.00% Fee Rate)
  Aetna Vest II (1.00% Fee Rate)
  Aetna Vest Plus (1.00% Fee Rate)
  Aetna Vest Estate Protector (0.85% Fee Rate)
  Aetna Vest Estate Protector II (0.65% Fee Rate)
  Corporate Specialty Market (1.00% Fee Rate)
  Corporate Specialty Market II (0.70% Fee Rate)
Janus Aspen Series Flexible Income                    5.72%
  Corporate Specialty Market (1.00% Fee Rate)
Janus Aspen Series Growth                             0.14%
  Aetna Vest (1.00% Fee Rate)
  Aetna Vest II (1.00% Fee Rate)
  Aetna Vest Plus (1.00% Fee Rate)
  Aetna Vest Estate Protector (0.85% Fee Rate)
  Aetna Vest Estate Protector II (0.65% Fee Rate)
  Corporate Specialty Market (1.00% Fee Rate)
Janus Aspen Series Mid Cap Growth                       --
  Aetna Vest (1.00% Fee Rate)
  Aetna Vest II (1.00% Fee Rate)
  Aetna Vest Plus (1.00% Fee Rate)
  Aetna Vest Estate Protector (0.85% Fee Rate)
  Aetna Vest Estate Protector II (0.65% Fee Rate)
  Corporate Specialty Market (1.00% Fee Rate)
  Corporate Specialty Market II (0.70% Fee Rate)
Janus Aspen Series Worldwide Growth                   0.98%
  Aetna Vest (1.00% Fee Rate)
  Aetna Vest II (1.00% Fee Rate)
  Aetna Vest Plus (1.00% Fee Rate)
  Aetna Vest Estate Protector (0.85% Fee Rate)
  Aetna Vest Estate Protector II (0.65% Fee Rate)
  Corporate Specialty Market (1.00% Fee Rate)
  Corporate Specialty Market II (0.70% Fee Rate)
MFS VIT Strategic Income                              6.81%
  Corporate Specialty Market (1.00% Fee Rate)
MFS VIT Total Return                                  1.99%
  Corporate Specialty Market (1.00% Fee Rate)
Oppenheimer Aggressive Growth                           --
  Corporate Specialty Market (1.00% Fee Rate)
Oppenheimer Global Securities                         1.16%
  Aetna Vest (1.00% Fee Rate)
  Aetna Vest II (1.00% Fee Rate)
  Aetna Vest Plus (1.00% Fee Rate)
  Aetna Vest Estate Protector (0.85% Fee Rate)
  Aetna Vest Estate Protector II (0.65% Fee Rate)
  Corporate Specialty Market (1.00% Fee Rate)
Oppenheimer Main Street Growth & Income                 --
  Corporate Specialty Market (1.00% Fee Rate)
Oppenheimer Strategic Bond                            6.83%
  Aetna Vest (1.00% Fee Rate)
  Aetna Vest II (1.00% Fee Rate)
  Aetna Vest Plus (1.00% Fee Rate)
  Aetna Vest Estate Protector (0.85% Fee Rate)
  Aetna Vest Estate Protector II (0.65% Fee Rate)
  Corporate Specialty Market II (0.70% Fee Rate)

(1) Reflects less than a full year of activity. Funds were first received in this option on the commencement dates noted.
(2) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(3) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Variable Life B of ING Life Insurance and Annuity Company

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year ended December 31, 2003 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense guarantee charges.

                                                   Unit Value Unit Value                                   Investment
                                                   Beginning  End of     Units                   Total     Income
Subaccount                                         of Period  Period     Outstanding Net Assets  Return(1) Ratio(2)
---------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager                                                                                    3.39%
  Corporate Specialty Market (1.00% Fee Rate)        $14.68     $17.15      64,379   $ 1,103,913   16.80%
Fidelity VIP Contrafund                                                                                       0.45%
  Aetna Vest (1.00% Fee Rate)                         16.17      20.56      69,194     1,422,628   27.19%
  Aetna Vest II (1.00% Fee Rate)                      16.17      20.56      31,077       638,947   27.19%
  Aetna Vest Plus (1.00% Fee Rate)                    16.17      20.56     621,664    12,781,304   27.19%
  Aetna Vest Estate Protector (0.85% Fee Rate)        16.33      20.80      94,007     1,955,365   27.38%
  Aetna Vest Estate Protector II (0.65% Fee Rate)     11.17      14.25     198,100     2,823,359   27.63%
  Corporate Specialty Market (1.00% Fee Rate)         17.39      22.12     106,308     2,351,113   27.19%
  Corporate Specialty Market II (0.70% Fee Rate)      11.14      14.21      16,353       232,382   27.57%
Fidelity VIP Equity-Income                                                                                    1.80%
  Aetna Vest (1.00% Fee Rate)                         13.32      17.19      55,734       958,104   29.03%
  Aetna Vest II (1.00% Fee Rate)                      13.32      17.19      15,076       259,159   29.03%
  Aetna Vest Plus (1.00% Fee Rate)                    13.32      17.19     750,486    12,901,291   29.03%
  Aetna Vest Estate Protector (0.85% Fee Rate)        13.46      17.39     160,159     2,785,443   29.23%
  Aetna Vest Estate Protector II (0.65% Fee Rate)      9.52      12.32     176,475     2,174,502   29.49%
  Corporate Specialty Market (1.00% Fee Rate)         15.33      19.78     474,719     9,391,605   29.03%
Fidelity VIP Growth                                                                                           0.31%
  Corporate Specialty Market (1.00% Fee Rate)         12.86      16.91     303,784     5,137,276   31.53%
Fidelity VIP High Income                                                                                      7.46%
  Corporate Specialty Market (1.00% Fee Rate)          7.05       8.88      41,053       364,736   26.00%
Fidelity VIP Overseas                                                                                         1.14%
  Corporate Specialty Market (1.00% Fee Rate)          9.65      13.70      78,991     1,082,374   41.94%
ING Partners JPMorgan Fleming International                                                                   1.50%
  Aetna Vest (1.00% Fee Rate)                         13.59      17.42      67,282     1,172,250   28.16%
  Aetna Vest II (1.00% Fee Rate)                      13.51      17.32      23,922       414,226   28.16%
  Aetna Vest Plus (1.00% Fee Rate)                    13.44      17.22     404,718     6,968,975   28.16%
  Aetna Vest Estate Protector (0.85% Fee Rate)        10.28      13.19      38,803       511,965   28.35%
  Aetna Vest Estate Protector II (0.65% Fee Rate)      8.34      10.73      67,754       727,068   28.61%
  Corporate Specialty Market (1.00% Fee Rate)         11.26      14.43     216,593     3,126,086   28.16%
ING Partners MFS Capital Opportunities                                                                        0.19%
  Aetna Vest (1.00% Fee Rate)                          8.08      10.24      12,778       130,907   26.80%
  Aetna Vest II (1.00% Fee Rate)                       8.08      10.24       2,573        26,362   26.80%
  Aetna Vest Plus (1.00% Fee Rate)                     8.08      10.24     124,474     1,275,229   26.80%
  Aetna Vest Estate Protector (0.85% Fee Rate)         8.14      10.34       6,297        65,084   26.99%
  Aetna Vest Estate Protector II (0.65% Fee Rate)      8.40      10.69      36,042       385,360   27.24%
ING Partners UBS U.S. Large Cap Equities                                                                      0.60%
  Aetna Vest (1.00% Fee Rate)                          9.92      12.27      41,768       512,551   23.71%
  Aetna Vest II (1.00% Fee Rate)                       9.96      12.33      18,735       230,936   23.71%
  Aetna Vest Plus (1.00% Fee Rate)                     9.83      12.16     425,722     5,176,049   23.71%
  Aetna Vest Estate Protector (0.85% Fee Rate)         7.60       9.41      34,802       327,498   23.90%
  Aetna Vest Estate Protector II (0.65% Fee Rate)      7.90       9.81      62,173       609,825   24.15%
  Corporate Specialty Market (1.00% Fee Rate)          8.99      11.12      96,083     1,068,520   23.71%
ING Partners Salomon Brothers Aggressive Growth                                                                 --
  Aetna Vest (1.00% Fee Rate)                         11.13      15.23      54,372       827,913   36.81%
  Aetna Vest II (1.00% Fee Rate)                      11.13      15.23      19,746       300,690   36.81%
  Aetna Vest Plus (1.00% Fee Rate)                    11.13      15.22     546,463     8,317,188   36.81%
  Aetna Vest Estate Protector (0.85% Fee Rate)         6.98       9.57     114,216     1,092,977   37.01%
  Aetna Vest Estate Protector II (0.65% Fee Rate)      5.86       8.05      64,350       518,030   37.28%
  Corporate Specialty Market (1.00% Fee Rate)          9.16      12.52      96,239     1,205,382   36.81%
ING Partners T.Rowe Price Growth Equity                                                                       0.17%
  Aetna Vest (1.00% Fee Rate)                          9.34      12.10      28,507       345,000   29.63%
  Aetna Vest II (1.00% Fee Rate)                       9.34      12.10      12,589       152,352   29.63%
  Aetna Vest Plus (1.00% Fee Rate)                     9.34      12.10     203,389     2,461,539   29.63%
  Aetna Vest Estate Protector (0.85% Fee Rate)         9.40      12.21      23,264       284,033   29.82%
  Aetna Vest Estate Protector II (0.65% Fee Rate)      9.71      12.64      90,574     1,144,512   30.08%
  Corporate Specialty Market (1.00% Fee Rate)         10.16      13.17      48,291       635,835   29.63%

Variable Life B of ING Life Insurance and Annuity Company

                                                   Unit Value Unit Value                                   Investment
                                                   Beginning  End of     Units                   Total     Income
Subaccount                                         of Period  Period     Outstanding Net Assets  Return(1) Ratio(2)
---------------------------------------------------------------------------------------------------------------------
ING VP Balanced                                                                                               2.04%
  Aetna Vest (0.95% Fee Rate)                        $23.04     $27.12       61,366  $ 1,664,550   17.74%
  Aetna Vest II (1.00% Fee Rate)                      23.23      27.34      134,888    3,687,264   17.69%
  Aetna Vest Plus (1.00% Fee Rate)                    19.48      22.92      469,492   10,763,085   17.69%
  Aetna Vest Estate Protector (0.85% Fee Rate)        14.74      17.38       38,681      672,135   17.86%
  Aetna Vest Estate Protector II (0.65% Fee Rate)     10.62      12.54       77,494      972,157   18.10%
  Corporate Specialty Market (1.00% Fee Rate)         16.96      19.96      106,037    2,116,397   17.69%
ING VP Intermediate Bond                                                                                      1.73%
  Aetna Vest (1.00% Fee Rate)                         30.90      32.52      123,541    4,017,349    5.24%
  Aetna Vest II (1.00% Fee Rate)                      20.77      21.86       40,828      892,620    5.24%
  Aetna Vest Plus (1.00% Fee Rate)                    16.64      17.51      331,911    5,810,899    5.24%
  Aetna Vest Estate Protector (0.85% Fee Rate)        14.91      15.72       45,167      710,011    5.40%
  Aetna Vest Estate Protector II (0.65% Fee Rate)     13.26      14.01       57,770      809,132    5.61%
  Corporate Specialty Market (1.00% Fee Rate)         16.06      16.90      174,195    2,943,550    5.24%
ING VP Growth and Income                                                                                        --
  Aetna Vest (0.95% Fee Rate)                         31.39      39.20      757,126   29,679,978   24.88%
  Aetna Vest II (1.00% Fee Rate)                      17.48      21.82      558,053   12,175,262   24.82%
  Aetna Vest Plus (1.00% Fee Rate)                    14.69      18.33    1,749,210   32,063,645   24.82%
  Aetna Vest Estate Protector (0.85% Fee Rate)        10.56      13.20       93,153    1,229,272   25.00%
  Aetna Vest Estate Protector II (0.65% Fee Rate)      6.84       8.56      202,742    1,736,041   25.25%
  Corporate Specialty Market (1.00% Fee Rate)         13.27      16.56      416,603    6,899,164   24.82%
  Corporate Specialty Market II (0.70% Fee Rate)       6.82       8.54        3,370       28,776   25.19%
ING VP Growth                                                                                                   --
  Corporate Specialty Market (1.00% Fee Rate)          7.81      10.09          901        9,101   29.08%
ING VP Index Plus LargeCap                                                                                    1.12%
  Aetna Vest (1.00% Fee Rate)                         12.50      15.61       69,501    1,084,876   24.89%
  Aetna Vest II (1.00% Fee Rate)                      12.50      15.61       26,022      406,185   24.89%
  Aetna Vest Plus (1.00% Fee Rate)                    12.50      15.61      442,154    6,901,811   24.89%
  Aetna Vest Estate Protector (0.85% Fee Rate)        12.61      15.78       73,672    1,162,221   25.07%
  Aetna Vest Estate Protector II (0.65% Fee Rate)      9.22      11.55      249,585    2,883,782   25.32%
  Corporate Specialty Market (1.00% Fee Rate)         12.50      15.61      210,521    3,285,797   24.89%
  Corporate Specialty Market II (0.70% Fee Rate)       9.20      11.52       10,747      123,809   25.26%
ING VP Money Market                                                                                           2.36%
  Aetna Vest (1.00% Fee Rate)                         20.50      20.48      105,974    2,170,402   (0.10)%
  Aetna Vest II (1.00% Fee Rate)                      14.99      14.97       33,596      502,954   (0.10)%
  Aetna Vest Plus (1.00% Fee Rate)                    14.08      14.07      709,898    9,987,933   (0.10)%
  Aetna Vest Estate Protector (0.85% Fee Rate)        12.90      12.90       27,513      354,965    0.05%
  Aetna Vest Estate Protector II (0.65% Fee Rate)     11.98      12.01      218,801    2,627,347    0.25%
  Corporate Specialty Market (1.00% Fee Rate)         13.47      13.46      478,597    6,442,074   (0.10)%
  Corporate Specialty Market II (0.70% Fee Rate)      11.95      11.97        9,973      119,399    0.20%
ING VP Small Company                                                                                          0.37%
  Corporate Specialty Market (1.00% Fee Rate)         10.80      14.70      163,027    2,397,103   36.10%
ING VP Strategic Allocation Balanced                                                                          1.59%
  Aetna Vest (0.85% Fee Rate)                         12.64      14.97        2,851       42,682   18.46%
  Aetna Vest II (1.00% Fee Rate)                      12.53      14.82        5,330       78,993   18.28%
  Aetna Vest Plus (1.00% Fee Rate)                    12.53      14.82       74,420    1,102,938   18.28%
  Aetna Vest Estate Protector (0.85% Fee Rate)        12.66      14.99          908       13,609   18.46%
  Aetna Vest Estate Protector II (0.65% Fee Rate)      9.29      11.03       13,072      144,204   18.70%
ING VP Strategic Allocation Growth                                                                            0.92%
  Aetna Vest (0.85% Fee Rate)                         12.17      15.01        7,494      112,480   23.29%
  Aetna Vest II (1.00% Fee Rate)                      12.07      14.86        2,309       34,319   23.10%
  Aetna Vest Plus (1.00% Fee Rate)                    12.07      14.86      183,908    2,732,937   23.10%
  Aetna Vest Estate Protector (0.85% Fee Rate)        12.19      15.03       32,939      495,204   23.29%
  Aetna Vest Estate Protector II (0.65% Fee Rate)      8.47      10.47       19,217      201,193   23.54%
ING VP Strategic Allocation Income                                                                            2.39%
  Aetna Vest (0.85% Fee Rate)                         13.55      15.27        1,338       20,436   12.69%
  Aetna Vest II (1.00% Fee Rate)                      13.44      15.12        1,235       18,682   12.52%
  Aetna Vest Plus (1.00% Fee Rate)                    13.44      15.12       78,766    1,191,111   12.52%
  Aetna Vest Estate Protector (0.85% Fee Rate)        13.58      15.30       11,357      173,749   12.69%
  Aetna Vest Estate Protector II (0.65% Fee Rate)     10.60      11.97       31,750      380,015   12.91%
ING VP Value Opportunity                                                                                      0.11%
  Corporate Specialty Market (1.00% Fee Rate)         10.39      12.82        2,126       27,254   23.36%

Variable Life B of ING Life Insurance and Annuity Company

                                                   Unit Value Unit Value                                   Investment
                                                   Beginning  End of     Units                   Total     Income
Subaccount                                         of Period  Period     Outstanding Net Assets  Return(1) Ratio(2)
---------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Balanced                                                                                   2.21%
  Aetna Vest (1.00% Fee Rate)                        $23.83     $26.90      20,260   $   545,072   12.92%
  Aetna Vest II (1.00% Fee Rate)                      24.01      27.11      21,934       594,722   12.92%
  Aetna Vest Plus (1.00% Fee Rate)                    23.82      26.89     472,347    12,702,348   12.92%
  Aetna Vest Estate Protector (0.85% Fee Rate)        19.11      21.61      29,582       639,279   13.08%
  Aetna Vest Estate Protector II (0.65% Fee Rate)     13.59      15.40     139,842     2,153,086   13.31%
  Corporate Specialty Market (1.00% Fee Rate)         20.88      23.58      15,514       365,770   12.92%
  Corporate Specialty Market II (0.70% Fee Rate)      13.55      15.35      32,416       497,626   13.25%
Janus Aspen Series Flexible Income                                                                            6.99%
  Corporate Specialty Market (1.00% Fee Rate)         13.52      14.24     323,068     4,602,073    5.33%
Janus Aspen Series Growth                                                                                     0.09%
  Aetna Vest (1.00% Fee Rate)                         15.90      20.74      36,321       753,116   30.42%
  Aetna Vest II (1.00% Fee Rate)                      15.88      20.72      51,990     1,077,036   30.42%
  Aetna Vest Plus (1.00% Fee Rate)                    15.86      20.69     574,597    11,886,714   30.42%
  Aetna Vest Estate Protector (0.85% Fee Rate)        11.69      15.27      80,454     1,228,614   30.62%
  Aetna Vest Estate Protector II (0.65% Fee Rate)      8.33      10.90     154,061     1,679,706   30.88%
  Corporate Specialty Market (1.00% Fee Rate)         13.05      17.03      19,157       326,141   30.42%
Janus Aspen Series Mid Cap Growth                                                                               --
  Aetna Vest (1.00% Fee Rate)                         15.43      20.65      62,711     1,294,719   33.76%
  Aetna Vest II (1.00% Fee Rate)                      15.43      20.65      32,002       660,700   33.76%
  Aetna Vest Plus (1.00% Fee Rate)                    15.43      20.65     490,724    10,131,273   33.76%
  Aetna Vest Estate Protector (0.85% Fee Rate)         9.45      12.65      76,921       973,348   33.96%
  Aetna Vest Estate Protector II (0.65% Fee Rate)      8.40      11.28     112,857     1,272,760   34.23%
  Corporate Specialty Market (1.00% Fee Rate)         11.59      15.50     157,381     2,439,204   33.76%
  Corporate Specialty Market II (0.70% Fee Rate)       8.38      11.25       9,596       107,910   34.16%
Janus Aspen Series Worldwide Growth                                                                           1.19%
  Aetna Vest (1.00% Fee Rate)                         19.45      23.87      64,321     1,535,592   22.76%
  Aetna Vest II (1.00% Fee Rate)                      19.45      23.88      40,086       957,263   22.76%
  Aetna Vest Plus (1.00% Fee Rate)                    19.43      23.85     698,322    16,655,301   22.76%
  Aetna Vest Estate Protector (0.85% Fee Rate)        14.16      17.41      86,133     1,499,830   22.94%
  Aetna Vest Estate Protector II (0.65% Fee Rate)      9.38      11.56     193,357     2,234,906   23.19%
  Corporate Specialty Market (1.00% Fee Rate)         16.00      19.64      74,689     1,466,670   22.76%
  Corporate Specialty Market II (0.70% Fee Rate)       9.36      11.52      22,443       258,652   23.13%
MFS VIT Strategic Income                                                                                      5.27%
  Corporate Specialty Market (1.00% Fee Rate)         11.78      12.88      32,659       420,607    9.28%
MFS VIT Total Return                                                                                          1.73%
  Corporate Specialty Market (1.00% Fee Rate)         12.33      14.20      20,341       288,791   15.17%
Oppenheimer Aggressive Growth                                                                                   --
  Corporate Specialty Market (1.00% Fee Rate)          8.37      10.41      38,612       401,888   24.34%
Oppenheimer Global Securities                                                                                 0.78%
  Aetna Vest (1.00% Fee Rate)                         11.87      16.80      16,269       273,393   41.60%
  Aetna Vest II (1.00% Fee Rate)                      11.87      16.80      10,689       179,628   41.60%
  Aetna Vest Plus (1.00% Fee Rate)                    11.87      16.80     133,822     2,248,857   41.60%
  Aetna Vest Estate Protector (0.85% Fee Rate)        11.95      16.95      17,145       290,648   41.81%
  Aetna Vest Estate Protector II (0.65% Fee Rate)     12.32      17.50      22,678       396,907   42.10%
  Corporate Specialty Market (1.00% Fee Rate)         12.56      17.78      13,219       235,006   41.60%
Oppenheimer Strategic Bond                                                                                    5.83%
  Aetna Vest (1.00% Fee Rate)                         11.45      13.39       5,039        67,457   16.90%
  Aetna Vest II (1.00% Fee Rate)                      11.45      13.39       2,087        27,941   16.90%
  Aetna Vest Plus (1.00% Fee Rate)                    11.45      13.39     217,793     2,915,912   16.90%
  Aetna Vest Estate Protector (0.85% Fee Rate)        11.54      13.51       2,870        38,764   17.07%
  Aetna Vest Estate Protector II (0.65% Fee Rate)     11.62      13.64      43,362       591,320   17.31%
  Corporate Specialty Market II (0.70% Fee Rate)      11.62      13.62      22,668       308,776   17.25%

(1) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Variable Life B of ING Life Insurance and Annuity Company

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year ended December 31, 2002 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense charges.

                                                  Unit Value Unit Value                                   Investment
                                                  Beginning  End of     Units                   Total     Income
Subaccount                                        of Period  Period     Outstanding Net Assets  Return(1) Ratio(2)
--------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager                                                                                   2.32%
  Corporate Specialty Market (1.00% Fee Rate)       $16.25     $14.68      61,346   $   900,577   (9.64)%
Fidelity VIP Contrafund                                                                                      0.81%
  Aetna Vest (1.00% Fee Rate)                        18.01      16.17      71,961     1,163,261  (10.25)%
  Aetna Vest II (1.00% Fee Rate)                     18.01      16.17      30,527       493,466  (10.25)%
  Aetna Vest Plus (1.00% Fee Rate)                   18.01      16.17     639,653    10,340,018  (10.25)%
  Aetna Vest Estate Protector (.85% Fee Rate)        18.17      16.33      81,452     1,330,082  (10.12)%
  Aetna Vest Estate Protector II (.65% Fee Rate)     12.40      11.17     192,518     2,149,781   (9.94)%
  Corporate Specialty Market (1.00% Fee Rate)        19.37      17.39     107,136     1,862,950  (10.25)%
  Corporate Specialty Market II (.70% Fee Rate)      12.37      11.14      22,232       247,650   (9.98)%
Fidelity VIP Equity-Income                                                                                   1.70%
  Aetna Vest (1.00% Fee Rate)                        16.20      13.32      36,210       482,412  (17.77)%
  Aetna Vest II (1.00% Fee Rate)                     16.20      13.32      11,920       158,810  (17.77)%
  Aetna Vest Plus (1.00% Fee Rate)                   16.20      13.32     763,665    10,173,922  (17.77)%
  Aetna Vest Estate Protector (.85% Fee Rate)        16.34      13.46     149,694     2,014,622  (17.65)%
  Aetna Vest Estate Protector II (.65% Fee Rate)     11.53       9.52     199,081     1,894,449  (17.49)%
  Corporate Specialty Market (1.00% Fee Rate)        18.65      15.33     533,489     8,179,431  (17.77)%
Fidelity VIP Growth                                                                                          0.25%
  Corporate Specialty Market (1.00% Fee Rate)        18.58      12.86     628,147     8,076,288  (30.80)%
Fidelity VIP High Income                                                                                    11.16%
  Corporate Specialty Market (1.00% Fee Rate)         6.88       7.05      46,981       331,263    2.41%
Fidelity VIP Overseas                                                                                        0.84%
  Corporate Specialty Market (1.00% Fee Rate)        12.23       9.65     141,412     1,365,110  (21.07)%
ING Partners JPMorgan Fleming International                                                                  0.69%
  Aetna Vest (1.00% Fee Rate)                        16.71      13.59      85,008     1,155,674  (18.65)%
  Aetna Vest II (1.00% Fee Rate)                     16.61      13.51      27,849       376,270  (18.65)%
  Aetna Vest Plus (1.00% Fee Rate)                   16.52      13.44     899,848    12,090,262  (18.65)%
  Aetna Vest Estate Protector (.85% Fee Rate)        12.62      10.28      47,541       488,707  (18.53)%
  Aetna Vest Estate Protector II (.65% Fee Rate)     10.22       8.34      71,933       600,204  (18.37)%
  Corporate Specialty Market (1.00% Fee Rate)        13.84      11.26      96,598     1,087,862  (18.65)%
ING Partners MFS Capital Opportunities                                                                         --
  Aetna Vest (1.00% Fee Rate)                        11.69       8.08      12,750       103,016  (30.86)%
  Aetna Vest II (1.00% Fee Rate)                     11.69       8.08       2,471        19,964  (30.86)%
  Aetna Vest Plus (1.00% Fee Rate)                   11.69       8.08     126,954     1,025,738  (30.86)%
  Aetna Vest Estate Protector (.85% Fee Rate)        11.75       8.14       8,768        71,357  (30.75)%
  Aetna Vest Estate Protector II (.65% Fee Rate)     12.11       8.40      39,028       327,943  (30.62)%
ING Partners UBS U.S. Large Cap Equities                                                                     0.18%
  Aetna Vest (1.00% Fee Rate)                        13.34       9.92      42,922       425,760  (25.64)%
  Aetna Vest II (1.00% Fee Rate)                     13.40       9.96      21,820       217,407  (25.64)%
  Aetna Vest Plus (1.00% Fee Rate)                   13.22       9.83     458,771     4,508,733  (25.64)%
  Aetna Vest Estate Protector (.85% Fee Rate)        10.20       7.60      34,161       259,456  (25.53)%
  Aetna Vest Estate Protector II (.65% Fee Rate)     10.59       7.90      54,381       429,658  (25.38)%
  Corporate Specialty Market (1.00% Fee Rate)        12.09       8.99     106,526       957,594  (25.64)%
ING Partners Salomon Brothers Aggressive Growth                                                                --
  Aetna Vest (1.00% Fee Rate)                        17.38      11.13      45,585       507,377  (35.95)%
  Aetna Vest II (1.00% Fee Rate)                     17.38      11.13      19,616       218,347  (35.95)%
  Aetna Vest Plus (1.00% Fee Rate)                   17.37      11.13     557,435     6,201,632  (35.95)%
  Aetna Vest Estate Protector (.85% Fee Rate)        10.89       6.98      88,567       618,585  (35.85)%
  Aetna Vest Estate Protector II (.65% Fee Rate)      9.12       5.86      42,046       246,554  (35.73)%
  Corporate Specialty Market (1.00% Fee Rate)        14.29       9.16     227,090     2,079,072  (35.95)%
ING Partners T.Rowe Price Growth Equity                                                                      0.20%
  Aetna Vest (1.00% Fee Rate)                        12.29       9.34      16,456       153,635  (24.06)%
  Aetna Vest II (1.00% Fee Rate)                     12.29       9.34       6,044        56,420  (24.06)%
  Aetna Vest Plus (1.00% Fee Rate)                   12.29       9.34     145,319     1,356,748  (24.06)%
  Aetna Vest Estate Protector (.85% Fee Rate)        12.37       9.40       5,398        50,762  (23.94)%
  Aetna Vest Estate Protector II (.65% Fee Rate)     12.75       9.71      82,270       799,172  (23.79)%
  Corporate Specialty Market (1.00% Fee Rate)        13.37      10.16       3,820        38,796  (24.05)%

Variable Life B of ING Life Insurance and Annuity Company

                                                  Unit Value Unit Value                                   Investment
                                                  Beginning  End of     Units                   Total     Income
Subaccount                                        of Period  Period     Outstanding Net Assets  Return(1) Ratio(2)
--------------------------------------------------------------------------------------------------------------------
ING VP Balanced                                                                                              1.02%
  Aetna Vest (.95% Fee Rate)                        $25.93     $23.04       65,146  $ 1,500,793  (11.16)%
  Aetna Vest II (1.00% Fee Rate)                     26.16      23.23      145,006    3,368,190  (11.20)%
  Aetna Vest Plus (1.00% Fee Rate)                   21.94      19.48      481,733    9,384,085  (11.20)%
  Aetna Vest Estate Protector (.85% Fee Rate)        16.58      14.74       30,906      455,652  (11.07)%
  Aetna Vest Estate Protector II (.65% Fee Rate)     11.92      10.62       68,692      729,677  (10.89)%
  Corporate Specialty Market (1.00% Fee Rate)        19.10      16.96      164,019    2,781,715  (11.20)%
ING VP Intermediate Bond                                                                                     2.88%
  Aetna Vest (1.00% Fee Rate)                        28.81      30.90      167,523    5,176,171    7.26%
  Aetna Vest II (1.00% Fee Rate)                     19.37      20.77       49,677    1,031,998    7.26%
  Aetna Vest Plus (1.00% Fee Rate)                   15.51      16.64      362,536    6,030,847    7.26%
  Aetna Vest Estate Protector (.85% Fee Rate)        13.88      14.91       78,572    1,171,840    7.42%
  Aetna Vest Estate Protector II (.65% Fee Rate)     12.32      13.26       71,785      952,007    7.63%
  Corporate Specialty Market (1.00% Fee Rate)        14.97      16.06      170,813    2,742,617    7.26%
ING VP Growth and Income                                                                                     0.89%
  Aetna Vest (.95% Fee Rate)                         42.25      31.39      857,237   26,909,665  (25.70)%
  Aetna Vest II (1.00% Fee Rate)                     23.54      17.48      598,039   10,453,505  (25.74)%
  Aetna Vest Plus (1.00% Fee Rate)                   19.78      14.69    1,869,907   27,461,230  (25.74)%
  Aetna Vest Estate Protector (.85% Fee Rate)        14.19      10.56      131,229    1,385,353  (25.63)%
  Aetna Vest Estate Protector II (.65% Fee Rate)      9.17       6.84      211,888    1,448,548  (25.48)%
  Corporate Specialty Market (1.00% Fee Rate)        17.87      13.27      565,910    7,508,456  (25.74)%
  Corporate Specialty Market II (.70% Fee Rate)       9.16       6.82        7,622       51,980  (25.52)%
ING VP Growth                                                                                                  --
  Corporate Specialty Market (1.00% Fee Rate)        11.08       7.81          925        7,238  (29.50)%
ING VP Index Plus LargeCap                                                                                   0.23%
  Aetna Vest (1.00% Fee Rate)                        16.09      12.50       83,083    1,038,442  (22.31)%
  Aetna Vest II (1.00% Fee Rate)                     16.09      12.50       24,584      307,276  (22.31)%
  Aetna Vest Plus (1.00% Fee Rate)                   16.09      12.50      469,735    5,871,200  (22.31)%
  Aetna Vest Estate Protector (.85% Fee Rate)        16.21      12.61       84,399    1,064,535  (22.19)%
  Aetna Vest Estate Protector II (.65% Fee Rate)     11.83       9.22      242,237    2,233,326  (22.04)%
  Corporate Specialty Market (1.00% Fee Rate)        16.09      12.50      116,948    1,461,580  (22.31)%
  Corporate Specialty Market II (.70% Fee Rate)      11.80       9.20       20,261      186,341  (22.08)%
ING VP Money Market                                                                                          3.49%
  Aetna Vest (1.00% Fee Rate)                        20.38      20.50      123,268    2,527,247    0.61%
  Aetna Vest II (1.00% Fee Rate)                     14.90      14.99       37,221      557,794    0.61%
  Aetna Vest Plus (1.00% Fee Rate)                   14.00      14.08      884,270   12,454,224    0.61%
  Aetna Vest Estate Protector (.85% Fee Rate)        12.80      12.90      123,367    1,590,946    0.76%
  Aetna Vest Estate Protector II (.65% Fee Rate)     11.86      11.98      208,055    2,492,195    0.96%
  Corporate Specialty Market (1.00% Fee Rate)        13.39      13.47    1,726,586   23,264,751    0.61%
  Corporate Specialty Market II (.70% Fee Rate)      11.84      11.95       16,984      202,949    0.91%
ING VP Small Company                                                                                         0.46%
  Corporate Specialty Market (1.00% Fee Rate)        14.21      10.80       40,240      434,728  (23.99)%
ING VP Strategic Allocation Balanced                                                                         2.47%
  Aetna Vest (.85% Fee Rate)                         14.09      12.64        2,302       29,087  (10.30)%
  Aetna Vest II (1.00% Fee Rate)                     13.99      12.53        4,931       61,775  (10.44)%
  Aetna Vest Plus (1.00% Fee Rate)                   13.99      12.53       65,802      824,465  (10.44)%
  Aetna Vest Estate Protector (.85% Fee Rate)        14.11      12.66          785        9,940  (10.30)%
  Aetna Vest Estate Protector II (.65% Fee Rate)     10.34       9.29       17,036      158,324  (10.12)%
ING VP Strategic Allocation Growth                                                                           1.78%
  Aetna Vest (.85% Fee Rate)                         14.24      12.17        5,532       67,350  (14.49)%
  Aetna Vest II (1.00% Fee Rate)                     14.14      12.07        3,468       41,859  (14.62)%
  Aetna Vest Plus (1.00% Fee Rate)                   14.14      12.07      175,845    2,122,660  (14.62)%
  Aetna Vest Estate Protector (.85% Fee Rate)        14.26      12.19       25,554      311,609  (14.49)%
  Aetna Vest Estate Protector II (.65% Fee Rate)      9.89       8.47       19,081      161,706  (14.32)%
ING VP Strategic Allocation Income                                                                           3.23%
  Aetna Vest (.85% Fee Rate)                         14.29      13.55        1,383       18,737   (5.16)%
  Aetna Vest II (1.00% Fee Rate)                     14.19      13.44          309        4,153   (5.30)%
  Aetna Vest Plus (1.00% Fee Rate)                   14.19      13.44       71,448      960,253   (5.30)%
  Aetna Vest Estate Protector (.85% Fee Rate)        14.31      13.58        5,866       79,634   (5.16)%
  Aetna Vest Estate Protector II (.65% Fee Rate)     11.15      10.60       29,513      312,846   (4.97)%
ING VP Value Opportunity                                                                                     0.44%
  Corporate Specialty Market (1.00% Fee Rate)        14.18      10.39       41,966      436,036  (26.70)%

Variable Life B of ING Life Insurance and Annuity Company

                                                  Unit Value Unit Value                                   Investment
                                                  Beginning  End of     Units                   Total     Income
Subaccount                                        of Period  Period     Outstanding Net Assets  Return(1) Ratio(2)
--------------------------------------------------------------------------------------------------------------------
Janus Aspen Series Mid Cap Growth                                                                              --
  Aetna Vest (1.00% Fee Rate)                       $21.63     $15.43      69,763   $ 1,076,791  (28.65)%
  Aetna Vest II (1.00% Fee Rate)                     21.63      15.43      31,759       490,192  (28.65)%
  Aetna Vest Plus (1.00% Fee Rate)                   21.63      15.43     508,824     7,853,630  (28.65)%
  Aetna Vest Estate Protector (.85% Fee Rate)        13.22       9.45      78,949       745,749  (28.55)%
  Aetna Vest Estate Protector II (.65% Fee Rate)     11.73       8.40     115,326       968,964  (28.40)%
  Corporate Specialty Market (1.00% Fee Rate)        16.24      11.59     227,333     2,634,133  (28.65)%
  Corporate Specialty Market II (.70% Fee Rate)      11.71       8.38      13,763       115,363  (28.44)%
Janus Aspen Series Balanced                                                                                  2.37%
  Aetna Vest (1.00% Fee Rate)                        25.72      23.83      27,785       662,020   (7.38)%
  Aetna Vest II (1.00% Fee Rate)                     25.92      24.01      30,642       735,792   (7.38)%
  Aetna Vest Plus (1.00% Fee Rate)                   25.71      23.82     502,014    11,955,953   (7.38)%
  Aetna Vest Estate Protector (.85% Fee Rate)        20.60      19.11      49,963       954,800   (7.24)%
  Aetna Vest Estate Protector II (.65% Fee Rate)     14.62      13.59     157,260     2,136,826   (7.05)%
  Corporate Specialty Market (1.00% Fee Rate)        22.54      20.88      13,201       275,637   (7.38)%
  Corporate Specialty Market II (.70% Fee Rate)      14.59      13.55      44,700       605,893   (7.10)%
Janus Aspen Series Flexible Income                                                                           4.60%
  Corporate Specialty Market (1.00% Fee Rate)        12.36      13.52      73,366       992,154    9.38%
Janus Aspen Series Growth                                                                                      --
  Aetna Vest (1.00% Fee Rate)                        21.85      15.90      46,376       737,306  (27.24)%
  Aetna Vest II (1.00% Fee Rate)                     21.83      15.88      50,210       797,534  (27.24)%
  Aetna Vest Plus (1.00% Fee Rate)                   21.80      15.86     620,715     9,845,577  (27.24)%
  Aetna Vest Estate Protector (.85% Fee Rate)        16.04      11.69      81,350       951,098  (27.13)%
  Aetna Vest Estate Protector II (.65% Fee Rate)     11.41       8.33     169,653     1,413,301  (26.99)%
  Corporate Specialty Market (1.00% Fee Rate)        17.94      13.05      16,508       215,494  (27.24)%
Janus Aspen Series Worldwide Growth                                                                          0.89%
  Aetna Vest (1.00% Fee Rate)                        26.37      19.45      84,723     1,647,694  (26.24)%
  Aetna Vest II (1.00% Fee Rate)                     26.37      19.45      43,043       837,313  (26.24)%
  Aetna Vest Plus (1.00% Fee Rate)                   26.34      19.43     838,232    16,285,905  (26.24)%
  Aetna Vest Estate Protector (.85% Fee Rate)        19.17      14.16      83,398     1,181,207  (26.13)%
  Aetna Vest Estate Protector II (.65% Fee Rate)     12.68       9.38     208,999     1,960,990  (25.98)%
  Corporate Specialty Market (1.00% Fee Rate)        21.69      16.00     321,623     5,144,827  (26.24)%
  Corporate Specialty Market II (.70% Fee Rate)      12.65       9.36      26,859       251,400  (26.02)%
MFS VIT Strategic Income                                                                                     3.02%
  Corporate Specialty Market (1.00% Fee Rate)        10.98      11.78      28,225       332,619    7.33%
MFS VIT Total Return                                                                                         1.46%
  Corporate Specialty Market (1.00% Fee Rate)        13.13      12.33      19,137       235,942   (6.11)%
Oppenheimer Aggressive Growth                                                                                0.56%
  Corporate Specialty Market (1.00% Fee Rate)        11.71       8.37      54,102       452,862  (28.51)%
Oppenheimer Global Securities                                                                                0.47%
  Aetna Vest (1.00% Fee Rate)                        15.39      11.87      23,715       281,446  (22.91)%
  Aetna Vest II (1.00% Fee Rate)                     15.39      11.87      13,028       154,610  (22.91)%
  Aetna Vest Plus (1.00% Fee Rate)                   15.39      11.87     116,952     1,387,961  (22.91)%
  Aetna Vest Estate Protector (.85% Fee Rate)        15.48      11.95       6,965        83,264  (22.79)%
  Aetna Vest Estate Protector II (.65% Fee Rate)     15.92      12.32      20,255       249,481  (22.64)%
  Corporate Specialty Market (1.00% Fee Rate)        16.29      12.56      13,028       163,575  (22.91)%
Oppenheimer Main Street Growth & Income                                                                      0.75%
Oppenheimer Strategic Bond                                                                                   7.50%
  Aetna Vest (1.00% Fee Rate)                        10.77      11.45       1,353        15,500    6.37%
  Aetna Vest II (1.00% Fee Rate)                     10.77      11.45       1,865        21,363    6.37%
  Aetna Vest Plus (1.00% Fee Rate)                   10.77      11.45      93,342     1,069,109    6.37%
  Aetna Vest Estate Protector (.85% Fee Rate)        10.83      11.54      20,946       241,647    6.53%
  Aetna Vest Estate Protector II (.65% Fee Rate)     10.89      11.62      34,707       403,464    6.75%
  Corporate Specialty Market (1.00% Fee Rate)        11.05      11.76       3,729        43,840    6.35%
  Corporate Specialty Market II (.70% Fee Rate)      10.89      11.62      27,056       314,329    6.69%

(1) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(2) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Variable Life B of ING Life Insurance and Annuity Company

A summary of the unit values, units outstanding, net assets and total return and investment income ratios for variable life contracts as of and for the year or period ended December 31, 2001 follows. The fee rates below represent annualized contract expenses of the separate account, consisting primarily of mortality and expense charges.

                                                    Unit Value Unit Value                                   Investment
                                                    Beginning  End of     Units                   Total     Income
Subaccount                                          of Period  Period     Outstanding Net Assets  Return(2) Ratio(3)
----------------------------------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager                                                                                     3.56%
  Corporate Specialty Market (1.00% Fee Rate)         $17.11     $16.25       32,034  $   520,443   (5.06)%
  Corporate Specialty Market II (.70% Fee Rate)(1)     11.66      11.10           84          932   (4.78)%
Fidelity VIP Contrafund                                                                                        0.81%
  Aetna Vest (1.00% Fee Rate)                          20.73      18.01       67,091    1,208,419  (13.12)%
  Aetna Vest II (1.00% Fee Rate)                       20.73      18.01       28,511      513,528  (13.12)%
  Aetna Vest Plus (1.00% Fee Rate)                     20.73      18.01      639,016   11,509,624  (13.12)%
  Aetna Vest Estate Protector (.85% Fee Rate)          20.88      18.17       75,485    1,371,373  (12.99)%
  Aetna Vest Estate Protector II (.65% Fee Rate)       14.22      12.40      162,350    2,012,912  (12.81)%
  Corporate Specialty Market (1.00% Fee Rate)          22.30      19.37      179,451    3,476,859  (13.11)%
  Corporate Specialty Market II (.70% Fee Rate)        14.20      12.37       19,577      242,263  (12.86)%
Fidelity VIP Equity-Income                                                                                     1.70%
  Aetna Vest (1.00% Fee Rate)                          17.22      16.20       30,681      497,101   (5.90)%
  Aetna Vest II (1.00% Fee Rate)                       17.22      16.20        9,698      157,130   (5.90)%
  Aetna Vest Plus (1.00% Fee Rate)                     17.22      16.20    1,029,327   16,677,431   (5.90)%
  Aetna Vest Estate Protector (.85% Fee Rate)          17.34      16.34      151,319    2,472,977   (5.76)%
  Aetna Vest Estate Protector II (.65% Fee Rate)       12.21      11.53      161,019    1,856,945   (5.57)%
  Corporate Specialty Market (1.00% Fee Rate)          19.82      18.65      546,650   10,192,896   (5.91)%
  Corporate Specialty Market II (.70% Fee Rate)(1)     12.20      11.51           84          966   (5.62)%
Fidelity VIP Growth                                                                                            0.08%
  Corporate Specialty Market (1.00% Fee Rate)          22.79      18.58      610,227   11,338,260  (18.47)%
  Corporate Specialty Market II (.70% Fee Rate)(1)     15.85      12.96           59          768  (18.23)%
Fidelity VIP High Income                                                                                      12.73%
  Corporate Specialty Market (1.00% Fee Rate)           7.88       6.88       53,789      370,335  (12.66)%
  Corporate Specialty Market II (.70% Fee Rate)(1)      7.62       6.68          102          683  (12.31)%
Fidelity VIP Overseas                                                                                          5.43%
  Corporate Specialty Market (1.00% Fee Rate)          15.67      12.23      168,983    2,066,823  (21.95)%
  Corporate Specialty Market II (.70% Fee Rate)(1)     12.13       9.50           72          682  (21.70)%
ING Partners JPMorgan Fleming International                                                                    0.32%
  Aetna Vest (1.00% Fee Rate)                          23.10      16.71       87,754    1,466,520  (27.66)%
  Aetna Vest II (1.00% Fee Rate)                       22.96      16.61       27,723      460,435  (27.66)%
  Aetna Vest Plus (1.00% Fee Rate)                     22.83      16.52      441,851    7,297,737  (27.66)%
  Aetna Vest Estate Protector (.85% Fee Rate)          17.42      12.62       39,701      500,928  (27.55)%
  Aetna Vest Estate Protector II (.65% Fee Rate)       14.08      10.22       47,149      481,908  (27.40)%
  Corporate Specialty Market (1.00% Fee Rate)          19.13      13.84      138,142    1,912,400  (27.63)%
  Corporate Specialty Market II (.70% Fee Rate)(1)     14.06      10.20           88          900  (27.43)%
ING Partners MFS Capital Opportunities                                                                           --
  Aetna Vest (1.00% Fee Rate)                          15.69      11.69       13,743      160,598  (25.50)%
  Aetna Vest II (1.00% Fee Rate)                       15.69      11.69        3,395       39,673  (25.50)%
  Aetna Vest Plus (1.00% Fee Rate)                     15.69      11.69      137,268    1,604,084  (25.50)%
  Aetna Vest Estate Protector (.85% Fee Rate)          15.75      11.75       17,894      210,316  (25.39)%
  Aetna Vest Estate Protector II (.65% Fee Rate)       16.20      12.11       64,978      786,914  (25.24)%
  Corporate Specialty Market (1.00% Fee Rate)          17.14      12.77           60          761  (25.47)%
  Corporate Specialty Market II (.70% Fee Rate)(1)     16.38      12.24           63          766  (25.28)%
ING Partners UBS U.S. Large Cap Equities                                                                         --
  Aetna Vest (1.00% Fee Rate)                          17.03      13.34       44,756      597,023  (21.67)%
  Aetna Vest II (1.00% Fee Rate)                       17.11      13.40       23,703      317,594  (21.67)%
  Aetna Vest Plus (1.00% Fee Rate)                     16.87      13.22      462,561    6,113,361  (21.67)%
  Aetna Vest Estate Protector (.85% Fee Rate)          13.00      10.20       30,439      310,437  (21.55)%
  Aetna Vest Estate Protector II (.65% Fee Rate)       13.47      10.59       58,802      622,574  (21.40)%
  Corporate Specialty Market (1.00% Fee Rate)          15.43      12.09      392,730    4,747,552  (21.66)%
  Corporate Specialty Market II (.70% Fee Rate)(1)     13.45      10.57           75          790  (21.44)%
ING Partners Salomon Brothers Aggressive Growth                                                                  --
  Aetna Vest (1.00% Fee Rate)                          23.47      17.38       48,145      836,649  (25.95)%
  Aetna Vest II (1.00% Fee Rate)                       23.47      17.38       21,984      382,062  (25.95)%
  Aetna Vest Plus (1.00% Fee Rate)                     23.46      17.37      579,578   10,067,265  (25.95)%
  Aetna Vest Estate Protector (.85% Fee Rate)          14.68      10.89       85,688      933,005  (25.84)%
  Aetna Vest Estate Protector II (.65% Fee Rate)       12.28       9.12       45,731      417,212  (25.69)%
  Corporate Specialty Market (1.00% Fee Rate)          19.30      14.29      442,701    6,328,043  (25.94)%
  Corporate Specialty Market II (.70% Fee Rate)(1)     12.26       9.11           66          605  (25.70)%

Variable Life B of ING Life Insurance and Annuity Company

                                                    Unit Value Unit Value                                   Investment
                                                    Beginning  End of     Units                   Total     Income
Subaccount                                          of Period  Period     Outstanding Net Assets  Return(2) Ratio(3)
----------------------------------------------------------------------------------------------------------------------
ING Partners T. Rowe Price Growth Equity                                                                       0.14%
  Aetna Vest (1.00% Fee Rate)                         $13.83     $12.29        9,874  $   121,395  (11.11)%
  Aetna Vest II (1.00% Fee Rate)                       13.83      12.29        6,260       76,950  (11.11)%
  Aetna Vest Plus (1.00% Fee Rate)                     13.83      12.29      144,123    1,771,874  (11.11)%
  Aetna Vest Estate Protector (.85% Fee Rate)          13.89      12.37        9,525      117,778  (10.98)%
  Aetna Vest Estate Protector II (.65% Fee Rate)       14.29      12.75       65,738      837,928  (10.80)%
  Corporate Specialty Market (1.00% Fee Rate)(1)       15.05      13.37           63          844  (11.12)%
  Corporate Specialty Market II (.70% Fee Rate)(1)     14.43      12.86           72          930  (10.89)%
ING VP Balanced                                                                                                2.16%
  Aetna Vest (.95% Fee Rate)                           27.33      25.93       73,969    1,918,019   (5.12)%
  Aetna Vest II (1.00% Fee Rate)                       27.58      26.16      158,228    4,138,890   (5.16)%
  Aetna Vest Plus (1.00% Fee Rate)                     23.13      21.94      494,455   10,846,852   (5.16)%
  Aetna Vest Estate Protector (.85% Fee Rate)          17.45      16.58       30,378      503,597   (5.02)%
  Aetna Vest Estate Protector II (.65% Fee Rate)       12.53      11.92       68,825      820,428   (4.83)%
  Corporate Specialty Market (1.00% Fee Rate)          20.14      19.10      200,384    3,827,106   (5.16)%
  Corporate Specialty Market II (.70% Fee Rate)(1)     12.51      11.89           81          966   (4.91)%
ING VP Intermediate Bond                                                                                       4.92%
  Aetna Vest (1.00% Fee Rate)                          26.76      28.81      209,699    6,040,967    7.66%
  Aetna Vest II (1.00% Fee Rate)                       17.99      19.37       43,197      836,656    7.66%
  Aetna Vest Plus (1.00% Fee Rate)                     14.41      15.51      345,381    5,356,747    7.66%
  Aetna Vest Estate Protector (.85% Fee Rate)          12.88      13.88       66,365      921,437    7.82%
  Aetna Vest Estate Protector II (.65% Fee Rate)       11.41      12.32       81,797    1,007,868    8.04%
  Corporate Specialty Market (1.00% Fee Rate)          13.90      14.97      500,136    7,487,019    7.66%
  Corporate Specialty Market II (.70% Fee Rate)(1)     11.39      12.25           87        1,068    7.56%
ING VP Growth and Income                                                                                       0.65%
  Aetna Vest (.95% Fee Rate)                           52.27      42.25      955,000   40,349,341  (19.17)%
  Aetna Vest II (1.00% Fee Rate)                       29.14      23.54      620,714   14,610,550  (19.21)%
  Aetna Vest Plus (1.00% Fee Rate)                     24.48      19.78    1,950,315   38,569,814  (19.21)%
  Aetna Vest Estate Protector (.85% Fee Rate)          17.54      14.19      127,634    1,811,707  (19.09)%
  Aetna Vest Estate Protector II (.65% Fee Rate)       11.32       9.17      190,137    1,744,272  (18.93)%
  Corporate Specialty Market (1.00% Fee Rate)          22.12      17.87      777,927   13,899,049  (19.21)%
  Corporate Specialty Market II (.70% Fee Rate)        11.30       9.16        6,872       62,917  (18.97)%
ING VP Growth                                                                                                  0.07%
  Corporate Specialty Market (1.00% Fee Rate)          15.35      11.08          948       10,544  (27.80)%
  Corporate Specialty Market II (.70% Fee Rate)(1)     15.06      10.91           63          686  (27.59)%
ING VP Index Plus LargeCap                                                                                     0.91%
  Aetna Vest (1.00% Fee Rate)                          18.81      16.09       88,236    1,419,557  (14.48)%
  Aetna Vest II (1.00% Fee Rate)                       18.81      16.09       28,450      457,710  (14.48)%
  Aetna Vest Plus (1.00% Fee Rate)                     18.81      16.09      443,738    7,138,938  (14.48)%
  Aetna Vest Estate Protector (.85% Fee Rate)          18.93      16.21       79,109    1,282,408  (14.35)%
  Aetna Vest Estate Protector II (.65% Fee Rate)       13.78      11.83      222,600    2,632,372  (14.18)%
  Corporate Specialty Market (1.00% Fee Rate)          18.81      16.09       95,041    1,528,882  (14.49)%
  Corporate Specialty Market II (.70% Fee Rate)        13.76      11.80       18,139      214,086  (14.22)%
ING VP Money Market                                                                                            5.48%
  Aetna Vest (1.00% Fee Rate)                          19.80      20.38      124,544    2,537,919    2.90%
  Aetna Vest II (1.00% Fee Rate)                       14.48      14.90       45,544      678,392    2.90%
  Aetna Vest Plus (1.00% Fee Rate)                     13.60      14.00    1,239,985   17,358,195    2.90%
  Aetna Vest Estate Protector (.85% Fee Rate)          12.42      12.80       56,149      718,619    3.06%
  Aetna Vest Estate Protector II (.65% Fee Rate)       11.49      11.86      217,990    2,586,281    3.26%
  Corporate Specialty Market (1.00% Fee Rate)          13.02      13.39    1,509,812   20,220,377    2.90%
  Corporate Specialty Market II (.70% Fee Rate)        11.47      11.84       15,604      184,776    3.21%
ING VP Small Company                                                                                           0.65%
  Corporate Specialty Market (1.00% Fee Rate)          13.81      14.21       38,701      550,101    2.96%
  Corporate Specialty Market II (.70% Fee Rate)(1)     13.17      13.60           88        1,195    3.30%
ING VP Strategic Allocation Balanced                                                                           2.65%
  Aetna Vest (.85% Fee Rate)                           15.28      14.09        2,426       34,179   (7.78)%
  Aetna Vest II (1.00% Fee Rate)                       15.19      13.99        4,659       65,176   (7.92)%
  Aetna Vest Plus (1.00% Fee Rate)                     15.19      13.99       75,629    1,058,029   (7.92)%
  Aetna Vest Estate Protector (.85% Fee Rate)          15.30      14.11          657        9,264   (7.78)%
  Aetna Vest Estate Protector II (.65% Fee Rate)       11.19      10.34       14,305      147,913   (7.60)%

Variable Life B of ING Life Insurance and Annuity Company

                                                    Unit Value Unit Value                                   Investment
                                                    Beginning  End of     Units                   Total     Income
Subaccount                                          of Period  Period     Outstanding Net Assets  Return(2) Ratio(3)
----------------------------------------------------------------------------------------------------------------------
ING VP Strategic Allocation Growth                                                                             1.68%
  Aetna Vest (.85% Fee Rate)                          $16.23     $14.24       6,039   $    85,980  (12.29)%
  Aetna Vest II (1.00% Fee Rate)                       16.14      14.14       3,735        52,809  (12.42)%
  Aetna Vest Plus (1.00% Fee Rate)                     16.14      14.14     161,940     2,289,435  (12.42)%
  Aetna Vest Estate Protector (.85% Fee Rate)          16.26      14.26      23,843       340,000  (12.29)%
  Aetna Vest Estate Protector II (.65% Fee Rate)       11.25       9.89      12,219       120,858  (12.12)%
ING VP Strategic Allocation Income                                                                             3.87%
  Aetna Vest (.85% Fee Rate)                           14.76      14.29         954        13,626   (3.21)%
  Aetna Vest II (1.00% Fee Rate)                       14.68      14.19         973        13,811   (3.34)%
  Aetna Vest Plus (1.00% Fee Rate)                     14.68      14.19      81,404     1,155,290   (3.34)%
  Aetna Vest Estate Protector (.85% Fee Rate)          14.79      14.31       4,346        62,210   (3.20)%
  Aetna Vest Estate Protector II (.65% Fee Rate)       11.50      11.15      27,592       307,770   (3.00)%
ING VP Value Opportunity                                                                                       0.40%
  Corporate Specialty Market (1.00% Fee Rate)          15.84      14.18      38,615       547,388  (10.52)%
  Corporate Specialty Market II (.70% Fee Rate)(1)     14.95      13.41          73           977  (10.25)%
Janus Aspen Series Mid Cap Growth                                                                                --
  Aetna Vest (1.00% Fee Rate)                          36.09      21.63      87,698     1,897,225  (40.05)%
  Aetna Vest II (1.00% Fee Rate)                       36.09      21.63      38,471       832,257  (40.05)%
  Aetna Vest Plus (1.00% Fee Rate)                     36.09      21.63     555,480    12,016,992  (40.05)%
  Aetna Vest Estate Protector (.85% Fee Rate)          22.02      13.22      94,946     1,255,146  (39.96)%
  Aetna Vest Estate Protector II (.65% Fee Rate)       19.51      11.73     106,344     1,247,933  (39.84)%
  Corporate Specialty Market (1.00% Fee Rate)          27.08      16.24     218,248     3,544,448  (40.03)%
  Corporate Specialty Market II (.70% Fee Rate)        19.48      11.71      11,381       133,308  (39.87)%
Janus Aspen Series Balanced                                                                                    2.65%
  Aetna Vest (1.00% Fee Rate)                          27.25      25.72      28,382       730,103   (5.61)%
  Aetna Vest II (1.00% Fee Rate)                       27.47      25.92      25,457       659,962   (5.61)%
  Aetna Vest Plus (1.00% Fee Rate)                     27.24      25.71     510,123    13,116,561   (5.61)%
  Aetna Vest Estate Protector (.85% Fee Rate)          21.79      20.60      48,619     1,001,607   (5.47)%
  Aetna Vest Estate Protector II (.65% Fee Rate)       15.43      14.62     149,526     2,185,875   (5.28)%
  Corporate Specialty Market (1.00% Fee Rate)          23.89      22.54      96,407     2,173,336   (5.64)%
  Corporate Specialty Market II (.70% Fee Rate)        15.41      14.59      39,767       580,212   (5.33)%
Janus Aspen Series Flexible Income                                                                             6.43%
  Corporate Specialty Market (1.00% Fee Rate)          11.59      12.36      79,710       985,546    6.67%
  Corporate Specialty Market II (.70% Fee Rate)(1)     11.27      12.05          94         1,131    6.99%
Janus Aspen Series Growth                                                                                      0.07%
  Aetna Vest (1.00% Fee Rate)                          29.32      21.85      50,329     1,099,750  (25.48)%
  Aetna Vest II (1.00% Fee Rate)                       29.30      21.83      60,631     1,323,662  (25.48)%
  Aetna Vest Plus (1.00% Fee Rate)                     29.26      21.80     641,173    13,977,881  (25.48)%
  Aetna Vest Estate Protector (.85% Fee Rate)          21.50      16.04      92,797     1,488,914  (25.37)%
  Aetna Vest Estate Protector II (.65% Fee Rate)       15.26      11.41     169,316     1,931,819  (25.22)%
  Corporate Specialty Market (1.00% Fee Rate)          24.08      17.94      67,484     1,210,763  (25.48)%
  Corporate Specialty Market II (.70% Fee Rate)(1)     15.24      11.81          64           752  (22.48)%
Janus Aspen Series Worldwide Growth                                                                            0.49%
  Aetna Vest (1.00% Fee Rate)                          34.34      26.37     110,944     2,925,377  (23.21)%
  Aetna Vest II (1.00% Fee Rate)                       34.35      26.37      47,372     1,249,421  (23.21)%
  Aetna Vest Plus (1.00% Fee Rate)                     34.30      26.34     879,764    23,174,798  (23.21)%
  Aetna Vest Estate Protector (.85% Fee Rate)          24.93      19.17     120,125     2,303,329  (23.09)%
  Aetna Vest Estate Protector II (.65% Fee Rate)       16.45      12.68     216,951     2,750,256  (22.94)%
  Corporate Specialty Market (1.00% Fee Rate)          28.24      21.69     395,234     8,571,957  (23.21)%
  Corporate Specialty Market II (.70% Fee Rate)        16.43      12.65      22,753       287,876  (22.98)%
MFS VIT Strategic Income                                                                                         --
  Corporate Specialty Market (1.00% Fee Rate)(1)       10.58      10.98      18,595       204,208    3.76%
  Corporate Specialty Market II (.70% Fee Rate)(1)     10.70      11.14          97         1,075    4.10%
MFS VIT Total Return                                                                                           1.75%
  Corporate Specialty Market (1.00% Fee Rate)          13.23      13.13      10,958       143,895   (0.75)%
  Corporate Specialty Market II (.70% Fee Rate)(1)     12.87      12.81          90         1,149   (0.43)%
Oppenheimer Aggressive Growth                                                                                  1.02%
  Corporate Specialty Market (1.00% Fee Rate)          17.21      11.71      36,602       428,576  (31.95)%
  Corporate Specialty Market II (.70% Fee Rate)(1)     17.15      11.71          58           683  (31.71)%

Variable Life B of ING Life Insurance and Annuity Company

                                                    Unit Value Unit Value                                  Investment
                                                    Beginning  End of     Units                  Total     Income
Subaccount                                          of Period  Period     Outstanding Net Assets Return(2) Ratio(3)
---------------------------------------------------------------------------------------------------------------------
Oppenheimer Global Securities                                                                                 0.62%
  Aetna Vest (1.00% Fee Rate)                         $17.68     $15.39     11,724    $  180,487  (12.91)%
  Aetna Vest II (1.00% Fee Rate)                       17.68      15.39      8,315       128,005  (12.91)%
  Aetna Vest Plus (1.00% Fee Rate)                     17.68      15.39     73,350     1,129,259  (12.91)%
  Aetna Vest Estate Protector (.85% Fee Rate)          17.75      15.48      9,459       146,463  (12.78)%
  Aetna Vest Estate Protector II (.65% Fee Rate)       18.22      15.92     14,568       231,954  (12.61)%
  Corporate Specialty Market (1.00% Fee Rate)          18.70      16.29     12,581       204,901  (12.89)%
  Corporate Specialty Market II (.70% Fee Rate)(1)     18.30      15.98         62           995  (12.67)%
Oppenheimer Main Street Growth & Income                                                                       1.08%
  Corporate Specialty Market (1.00% Fee Rate)(1)       11.48      10.22         89           921  (11.02)%
  Corporate Specialty Market II (.70% Fee Rate)(1)     10.90       9.73         93           906  (10.76)%
Oppenheimer Strategic Bond                                                                                    2.45%
  Aetna Vest (1.00% Fee Rate)                          10.37      10.77      4,401        47,384    3.80%
  Aetna Vest II (1.00% Fee Rate)                       10.37      10.77        526         5,665    3.81%
  Aetna Vest Plus (1.00% Fee Rate)                     10.37      10.77     73,889       795,558    3.80%
  Aetna Vest Estate Protector (.85% Fee Rate)          10.42      10.83     21,064       228,103    3.96%
  Aetna Vest Estate Protector II (.65% Fee Rate)       10.45      10.89     42,689       464,887    4.17%
  Corporate Specialty Market (1.00% Fee Rate)(1)       10.65      11.05         96         1,056    3.81%
  Corporate Specialty Market II (.70% Fee Rate)        10.46      10.89     23,902       260,266    4.12%

(1) Reflects seed money. No funds have been received for this option.
(2) These amounts represent the total return, including changes in value of mutual funds, and reflect deductions for all items included in the fee rate. The total return does not include contract charges deducted directly from policy account values. The total return is not annualized.
(3) These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest. Investment income ratios are not annualized.

Variable Life B of ING Life Insurance and Annuity Company

4. Purchases and Sales of Investments
The aggregate cost of investments purchased and the aggregate proceeds from investments sold were as follows for 2004.

                                                    Aggregate   Aggregate
                                                    Cost of     Proceeds
    Subaccount                                      Purchases   from Sales
    -----------------------------------------------------------------------
    Fidelity VIP Asset Manager                      $   203,532 $ 1,101,487
    Fidelity VIP Contrafund                           3,384,210   5,341,847
    Fidelity VIP Equity-Income                        5,158,497  10,707,430
    Fidelity VIP Growth                                 502,909   1,017,357
    Fidelity VIP High Income                             29,250      62,504
    Fidelity VIP Overseas                             1,252,600   1,176,656
    ING Partners JPMorgan Fleming International       1,620,555   3,067,012
    ING Partners MFS Capital Opportunities            1,091,577   1,300,180
    ING Partners Salomon Brothers Aggressive Growth   2,537,630   3,498,027
    ING Partners T.Rowe Price Growth Equity           1,744,246   1,697,708
    ING Partners UBS U.S. Large Cap Equities          1,449,960   2,365,985
    ING VP Balanced                                   3,734,580   2,915,145
    ING VP Growth and Income                          5,598,435  11,013,706
    ING VP Growth                                            --         291
    ING VP Index Plus LargeCap                        1,993,629   3,697,160
    ING VP Intermediate Bond                          4,349,688   5,696,446
    ING VP Money Market                              16,051,129  19,348,910
    ING VP Small Company                                232,234     591,926
    ING VP Strategic Allocation Balanced                254,413     235,474
    ING VP Strategic Allocation Growth                  492,539     850,611
    ING VP Strategic Allocation Income                  342,721     278,029
    ING VP Value Opportunity                             65,613      65,375
    Janus Aspen Series Balanced                       1,280,875   5,766,104
    Janus Aspen Series Flexible Income                  350,955     499,678
    Janus Aspen Series Growth                         1,566,849   4,928,460
    Janus Aspen Series Mid Cap Growth                 3,632,015   4,904,577
    Janus Aspen Series Worldwide Growth               2,196,985   7,348,655
    MFS VIT Strategic Income                            199,315     450,047
    MFS VIT Total Return                                  9,694     146,446
    Oppenheimer Aggressive Growth                       237,012     426,999
    Oppenheimer Global Securities                     4,001,781   2,619,908
    Oppenheimer Main Street Growth & Income              77,528      61,630
    Oppenheimer Strategic Bond                        1,251,144   2,746,294

Variable Life B of ING Life Insurance and Annuity Company

5. Investments
The following is a summary of investments owned at December 31, 2004.

                                                          Net
                                                Shares    Asset
Subaccount                                      Owned     Value  Value of Shares Cost of Shares
-----------------------------------------------------------------------------------------------
Fidelity VIP Asset Manager                         12,311 $14.85   $   182,811    $    175,166
Fidelity VIP Contrafund                           882,361  26.62    23,488,451      16,841,787
Fidelity VIP Equity-Income                        992,898  25.37    25,189,820      19,204,813
Fidelity VIP Growth                               147,735  32.01     4,728,993       5,519,897
Fidelity VIP High Income                           47,573   7.00       333,013         349,898
Fidelity VIP Overseas                              70,922  17.52     1,242,549       1,141,340
ING Partners JPMorgan Fleming International     1,096,406  12.30    13,485,789      10,741,011
ING Partners MFS Capital Opportunities             69,758  27.20     1,897,418       1,708,104
ING Partners Salomon Brothers Aggressive Growth   310,528  39.95    12,405,600      10,755,323
ING Partners T.Rowe Price Growth Equity           111,948  49.81     5,576,133       4,544,157
ING Partners UBS U.S. Large Cap Equities          931,869   8.58     7,995,440       6,905,876
ING VP Balanced                                 1,651,134  13.40    22,125,192      22,041,230
ING VP Growth and Income                        4,288,774  19.35    82,987,769     116,203,573
ING VP Growth                                         986   9.56         9,430           9,843
ING VP Index Plus LargeCap                      1,053,652  14.82    15,615,130      12,805,502
ING VP Intermediate Bond                          976,162  13.14    12,826,768      13,239,554
ING VP Money Market                             1,460,698  12.94    18,898,507      18,818,135
ING VP Small Company                              116,225  19.94     2,317,534       1,736,020
ING VP Strategic Allocation Balanced              109,609  13.91     1,524,668       1,362,953
ING VP Strategic Allocation Growth                241,300  14.76     3,561,590       3,127,212
ING VP Strategic Allocation Income                149,921  13.04     1,954,974       1,819,985
ING VP Value Opportunity                            2,162  13.19        28,520          26,816
Janus Aspen Series Balanced                       571,840  24.39    13,947,172      12,989,759
Janus Aspen Series Flexible Income                357,182  12.14     4,336,194       4,608,487
Janus Aspen Series Growth                         710,838  20.07    14,266,512      10,399,320
Janus Aspen Series Mid Cap Growth                 727,199  25.84    18,790,821      15,117,520
Janus Aspen Series Worldwide Growth               751,191  26.78    20,116,897      18,123,118
MFS VIT Strategic Income                           14,740  11.25       165,824         162,901
MFS VIT Total Return                                7,789  21.43       166,923         137,821
Oppenheimer Aggressive Growth                       6,377  43.97       280,380         235,793
Oppenheimer Global Securities                     199,336  29.51     5,882,407       5,027,950
Oppenheimer Main Street Growth & Income               862  20.84        17,963          16,778
Oppenheimer Strategic Bond                        473,993   5.21     2,469,502       2,348,160

Variable Life B of ING Life Insurance and Annuity Company

6. Changes in Units Outstanding
The change in units outstanding for the year ended December 31, 2004 is as follows:

                                                Units     Units       Net Increase
Subaccount                                      Issued    Redeemed    (Decrease)
----------------------------------------------------------------------------------
Fidelity VIP Asset Manager                         14,859    (69,029)    (54,170)
Fidelity VIP Contrafund                           237,525   (321,051)    (83,526)
Fidelity VIP Equity-Income                        352,360   (631,913)   (279,553)
Fidelity VIP Growth                                29,381    (59,952)    (30,571)
Fidelity VIP High Income                               --     (6,508)     (6,508)
Fidelity VIP Overseas                              90,247    (88,639)      1,608
ING Partners JPMorgan Fleming International       127,239   (225,003)    (97,764)
ING Partners MFS Capital Opportunities            102,667   (120,766)    (18,099)
ING Partners Salomon Brothers Aggressive Growth   302,767   (352,569)    (49,802)
ING Partners T.Rowe Price Growth Equity           154,528   (146,002)      8,526
ING Partners UBS U.S. Large Cap Equities          162,116   (238,546)    (76,430)
ING VP Balanced                                   194,907   (171,032)     23,875
ING VP Growth and Income                          510,163   (807,830)   (297,667)
ING VP Growth                                          --        (21)        (21)
ING VP Index Plus LargeCap                        174,501   (292,821)   (118,320)
ING VP Intermediate Bond                          211,347   (347,226)   (135,879)
ING VP Money Market                             1,346,263 (1,590,165)   (243,902)
ING VP Small Company                               15,526    (39,384)    (23,858)
ING VP Strategic Allocation Balanced               17,903    (17,797)        106
ING VP Strategic Allocation Growth                 39,852    (63,884)    (24,032)
ING VP Strategic Allocation Income                 22,327    (19,043)      3,284
ING VP Value Opportunity                            4,935     (5,021)        (86)
Janus Aspen Series Balanced                        72,664   (274,921)   (202,257)
Janus Aspen Series Flexible Income                  4,443    (31,787)    (27,344)
Janus Aspen Series Growth                         148,783   (328,145)   (179,362)
Janus Aspen Series Mid Cap Growth                 287,269   (365,107)    (77,838)
Janus Aspen Series Worldwide Growth               161,984   (450,862)   (288,878)
MFS VIT Strategic Income                           14,097    (34,685)    (20,588)
MFS VIT Total Return                                  527    (10,201)     (9,674)
Oppenheimer Aggressive Growth                      23,136    (39,032)    (15,896)
Oppenheimer Global Securities                     225,398   (144,710)     80,688
Oppenheimer Main Street Growth & Income             7,608     (6,000)      1,608
Oppenheimer Strategic Bond                         93,353   (204,934)   (111,581)

Variable Life B of ING Life Insurance and Annuity Company

6. Changes in Units Outstanding (Continued)
The change in units outstanding for the year ended December 31, 2003 is as follows:

                                                Units      Units        Net Increase
Subaccount                                      Issued     Redeemed     (Decrease)
------------------------------------------------------------------------------------
Fidelity VIP Asset Manager                          18,834     (15,800)       3,034
Fidelity VIP Contrafund                            529,709    (538,484)      (8,776)
Fidelity VIP Equity-Income                       1,138,671  (1,200,082)     (61,411)
Fidelity VIP Growth                                 11,217    (335,581)    (324,363)
Fidelity VIP High Income                               717      (6,645)      (5,928)
Fidelity VIP Overseas                                4,173     (66,594)     (62,421)
ING Partners JPMorgan Fleming International     34,275,388 (34,685,094)    (409,706)
ING Partners MFS Capital Opportunities             125,001    (132,808)      (7,808)
ING Partners UBS U.S. Large Cap Equities           176,004    (215,301)     (39,297)
ING Partners Salomon Brothers Aggressive Growth  5,592,752  (5,677,705)     (84,953)
ING Partners T.Rowe Price Growth Equity            252,451    (105,142)     147,308
ING VP Balanced                                    149,608    (217,152)     (67,545)
ING VP Intermediate Bond                           415,399    (542,894)    (127,495)
ING VP Growth and Income                           842,011  (1,303,585)    (461,574)
ING VP Growth                                           --         (24)         (24)
ING VP Index Plus LargeCap                       4,099,600  (4,058,645)      40,955
ING VP Money Market                             46,560,266 (48,095,666)  (1,535,400)
ING VP Small Company                               135,985     (13,197)     122,788
ING VP Strategic Allocation Balanced                31,590     (25,864)       5,726
ING VP Strategic Allocation Growth                  80,380     (63,993)      16,388
ING VP Strategic Allocation Income                  27,121     (11,193)      15,928
ING VP Value Opportunity                             4,821     (44,661)     (39,840)
Janus Aspen Series Balanced                        152,435    (246,105)     (93,670)
Janus Aspen Series Flexible Income                 269,761     (20,058)     249,703
Janus Aspen Series Growth                        1,168,080  (1,236,312)     (68,232)
Janus Aspen Series Mid Cap Growth                5,589,276  (5,692,800)    (103,524)
Janus Aspen Series Worldwide Growth              9,144,226  (9,571,751)    (427,525)
MFS VIT Strategic Income                             7,560      (3,126)       4,434
MFS VIT Total Return                                 3,439      (2,236)       1,203
Oppenheimer Aggressive Growth                        7,823     (23,313)     (15,490)
Oppenheimer Global Securities                      266,811    (246,933)      19,878
Oppenheimer Strategic Bond                         480,638    (369,818)     110,820

Variable Life B of ING Life Insurance and Annuity Company

7. New Investment Funds and Fund Name Changes
During 2002, Aetna Life Insurance and Annuity Company family of funds changed its name to ING Life Insurance and Annuity Company (ING VP) and Fidelity Variable Insurance Products Fund II (Fidelity VIP II) family of funds changed its name to Fidelity Variable Insurance Products Fund (Fidelity VIP).

Also during 2002, the ING Partners MFS Emerging Equities Portfolio changed its name to the ING Partners Salomon Brothers Aggressive Growth Portfolio, the ING Partners Scudder International Growth Portfolio changed its name to the ING Partners JPMorgan Fleming International Portfolio, the ING VP Ascent Fund changed its name to the ING VP Strategic Allocation Growth Fund, the ING VP Crossroads Fund changed its name to the ING VP Strategic Allocation Balanced Fund, the ING VP Legacy Fund changed its name to the ING VP Strategic Allocation Income, MFS World Government Series changed its name to MFS VIT Strategic Income Series, Oppenheimer Growth & Income Fund changed its name to Oppenheimer Main Street Growth & Income Fund, PPI MFS Research Growth Portfolio changed its name to ING Partners MFS Research Portfolio, PPI MFS Capital Opportunities Portfolio changed its name to ING Partners MFS Capital Opportunities Portfolio, and PPI T. Rowe Price Growth Equity Portfolio changed its name to ING Partners T. Rowe Price Growth Equity Portfolio.

Also during 2003, the ING Partners MFS Research Portfolio changed its name to the ING Partners MFS Research Equity Portfolio and the Janus Aspen Series Aggressive Growth Portfolio Service Shares changed its name to the Janus Aspen Series Mid Cap Growth Portfolio Service Shares.

During 2004, the ING Partners MFS Research Equity Portfolio changed its name to the ING Partners UBS U.S. Large Cap Equities Portfolio and the ING VP Bond Portfolio changed its name to the ING Intermediate Bond VP Portfolio.

Report of Independent Registered Public Accounting Firm

Board of Directors of The Lincoln National Life Insurance Company
   and
Contract Owners of Variable Life B of ING Life Insurance and Annuity Company

We have audited the accompanying statement of assets and liabilities of Variable Life B of ING Life Insurance and Annuity Company ("Variable Account") comprised of the subaccounts described in Note 1, as of December 31, 2004 and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Variable Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Variable Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of investments owned as of December 31, 2004, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the Variable Life B of ING Life Insurance and Annuity Company as of December 31, 2004 and the results of their operations and changes in their net assets for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States.


/s/ Ernst & Young LLP
Fort Wayne, Indiana
March 1, 2005

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A WHOLLY-OWNED SUBSIDIARY OF LION CONNECTICUT HOLDINGS INC.)

                   INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

                                                                                               PAGE
                                                                                               ----
Report of Independent Registered Public Accounting Firm                                        C-2

Consolidated Financial Statements:

     Consolidated Statements of Operations for the years ended
       December 31, 2004, 2003 and 2002                                                        C-3

     Consolidated Balance Sheets as of December 31, 2004 and 2003                              C-4

     Consolidated Statements of Changes in Shareholder's Equity for the years ended
        December 31, 2004, 2003 and 2002                                                       C-5

     Consolidated Statements of Cash Flows for the years ended
       December 31, 2004, 2003 (Restated) and 2002 (Restated)                                  C-6

Notes to Consolidated Financial Statements                                                     C-7

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The Board of Directors
ING Life Insurance and Annuity Company

We have audited the accompanying consolidated balance sheets of ING Life Insurance and Annuity Company as of December 31, 2004 and 2003, and the related consolidated statements of operations, changes in shareholder's equity, and cash flows for each of the three years in the period ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of ING Life Insurance and Annuity Company as of December 31, 2004 and 2003, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2004, in conformity with U.S. generally accepted accounting principles.

As discussed in Note 1 to the financial statements, the Company changed the accounting principle for goodwill and other intangible assets effective January 1, 2002. As discussed in the Note 14 to the financial statements, the Company restated certain amounts presented in the statements of cash flows related to its payables for securities purchased, short-term borrowings, and investment contracts for the years ended December 31, 2003 and 2002.

                                                       /s/ Ernst & Young LLP


Atlanta, Georgia
March 31, 2005

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

                      CONSOLIDATED STATEMENTS OF OPERATIONS
                                  (In Millions)

                                                                    YEAR ENDED DECEMBER 31,
                                                          -------------------------------------------
                                                              2004           2003            2002
                                                          ------------   ------------    ------------
Revenues:
   Net investment income                                  $      983.1   $      919.1    $      959.5
   Fee income                                                    455.7          395.8           423.9
   Premiums                                                       38.5           50.1            53.9
   Net realized capital gains (losses)                            25.2           64.5          (101.0)
                                                          ------------   ------------    ------------
            Total revenue                                      1,502.5        1,429.5         1,336.3
                                                          ------------   ------------    ------------
Benefits and expenses:
   Interest credited and other benefits
     to contractowners                                           739.4          723.4           707.3
   Operating expenses                                            394.0          383.9           361.4
   Amortization of deferred policy acquisition costs
     and value of business acquired                              127.4          106.5           181.5
                                                          ------------   ------------    ------------
            Total benefits and expenses                        1,260.8        1,213.8         1,250.2
                                                          ------------   ------------    ------------

Income before income taxes and cumulative effect of
   change in accounting principle                                241.7          215.7            86.1
Income tax expense                                                42.4           61.1            18.6
                                                          ------------   ------------    ------------
Income before cumulative effect of change
   in accounting principle                                       199.3          154.6            67.5
Cumulative effect of change in accounting principle,
   net of tax                                                       --             --        (2,412.1)
                                                          ------------   ------------    ------------
Net income (loss)                                         $      199.3   $      154.6    $   (2,344.6)
                                                          ============   ============    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

                           CONSOLIDATED BALANCE SHEETS
                        (In Millions, except share data)

                                                                                 DECEMBER 31,
                                                                         ----------------------------
                                                                             2004            2003
                                                                         ------------    ------------
                                ASSETS:
Investments:
   Fixed maturities, available-for-sale, at fair value
     (amortized cost of $16,684.7 at 2004 and $15,455.0 at 2003)         $   17,151.3    $   16,049.7
   Equity securities, available-for-sale, at fair value
     (cost of $153.9 at 2004 and $146.5 at 2003)                                162.6           161.9
   Mortgage loans on real estate                                              1,090.2           754.5
   Policy loans                                                                 262.7           270.3
   Other investments                                                             57.0            53.6
   Securities pledged (amortized cost of $1,258.8 at 2004
     and $1,624.4 at 2003)                                                    1,274.3         1,644.8
                                                                         ------------    ------------
          Total investments                                                  19,998.1        18,934.8
Cash and cash equivalents                                                       187.3            57.8
Short-term investments under securities loan agreement                          219.5           123.9
Accrued investment income                                                       181.7           169.6
Notes receivable from affiliate                                                 175.0              --
Reinsurance recoverable                                                       2,902.7         2,953.2
Deferred policy acquisition costs                                               414.5           307.9
Value of business acquired                                                    1,365.2         1,415.4
Due from affiliates                                                              25.9            41.5
Other assets                                                                     59.6           206.2
Assets held in separate accounts                                             33,310.5        33,014.7
                                                                         ------------    ------------
          Total assets                                                   $   58,840.0    $   57,225.0
                                                                         ============    ============

                 LIABILITIES AND SHAREHOLDER'S EQUITY
Future policy benefits and claims reserves                               $   20,886.4    $   19,276.6
   Due to affiliates                                                             49.4            92.4
   Payables for securities purchased                                             25.1             5.4
   Payables under securities loan agreement                                     219.5           123.9
   Borrowed money                                                             1,057.4         1,519.3
   Current income taxes                                                          82.6            85.6
   Deferred income taxes                                                        209.3           184.7
   Other liabilities                                                            275.6           276.5
   Liabilities related to separate accounts                                  33,310.5        33,014.7
                                                                         ------------    ------------
          Total liabilities                                                  56,115.8        54,579.1
                                                                         ------------    ------------
Shareholder's equity:
   Common stock (100,000 shares authorized; 55,000 shares issued and
     outstanding, $50.0 per share value)                                          2.8             2.8
   Additional paid-in capital                                                 4,576.5         4,646.5
   Accumulated other comprehensive income                                        67.1           116.0
   Retained earnings (deficit)                                               (1,922.2)       (2,119.4)
                                                                         ------------    ------------
          Total shareholder's equity                                          2,724.2         2,645.9
                                                                         ------------    ------------
             Total liabilities and shareholder's equity                  $   58,840.0    $   57,225.0
                                                                         ============    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

           CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDER'S EQUITY
                                  (In Millions)

                                                                           ACCUMULATED
                                                            ADDITIONAL        OTHER          RETAINED         TOTAL
                                              COMMON          PAID-IN     COMPREHENSIVE      EARNINGS     SHAREHOLDER'S
                                               STOCK          CAPITAL         INCOME         (DEFICIT)        EQUITY
                                           ------------    ------------   -------------    ------------   -------------
Balance at December 31, 2001               $        2.8    $    4,292.4   $        55.8    $      103.3   $     4,454.3
   Comprehensive loss:
     Net loss                                        --              --              --        (2,344.6)       (2,344.6)
     Other comprehensive income,
          net of tax:
          Net unrealized gain on
            securities ($94.9 pretax)                --              --            61.7              --            61.7
                                                                                                          -------------
   Comprehensive loss                                                                                          (2,282.9)
                                                                                                          -------------
   Distribution of IA Holdco                         --           (27.4)             --           (32.7)          (60.1)
   Capital contributions                             --           164.3              --              --           164.3
   SERP -- transfer                                  --           (15.1)             --              --           (15.1)
   Other changes                                     --             2.3              --              --             2.3
                                           ------------    ------------   -------------    ------------   -------------
Balance at December 31, 2002                        2.8         4,416.5           117.5        (2,274.0)        2,262.8
   Comprehensive income:
     Net income                                      --              --              --           154.6           154.6
     Other comprehensive loss,
           net of tax:
     Net unrealized loss on
          securities (($2.4) pretax)                 --              --            (1.5)             --            (1.5)
                                                                                                          -------------
   Comprehensive income                                                                                           153.1
                                                                                                          -------------
   Capital contributions                             --           230.0              --              --           230.0
                                           ------------    ------------   -------------    ------------   -------------
Balance at December 31, 2003                        2.8         4,646.5           116.0        (2,119.4)        2,645.9
   Comprehensive income:
     Net income                                      --              --              --           199.3           199.3
     Other comprehensive loss,
           net of tax:
          Net unrealized loss on
            securities (($49.5) pretax)              --              --           (32.2)             --           (32.2)
          Minimum pension liability                  --              --           (16.7)             --           (16.7)
                                                                                                          -------------
   Comprehensive income                                                                                           150.4
                                                                                                          -------------
   Dividends paid                                    --           (70.0)             --              --           (70.0)
   Other                                             --              --              --            (2.1)           (2.1)
                                           ------------    ------------   -------------    ------------   -------------
Balance at December 31, 2004               $        2.8    $    4,576.5   $        67.1    $   (1,922.2)  $     2,724.2
                                           ============    ============   =============    ============   =============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                                  (In Millions)

                                                                         YEAR ENDED DECEMBER 31,
                                                               --------------------------------------------
                                                                   2004            2003            2002
                                                               ------------    ------------    ------------
                                                                                (Restated)      (Restated)
Cash Flows from Operating Activities:
Net income (loss)                                              $      199.3    $      154.6    $   (2,344.6)
Adjustments to reconcile net income (loss) to net cash
   provided by operating activities:
   Capitalization of deferred policy acquisition costs               (168.0)         (159.7)         (127.6)
   Amortization of deferred policy acquisition costs and
     value of business acquired                                       134.3           106.5           158.5
   Net accretion/decretion of discount/premium                        155.9           198.9           115.5
   Future policy benefits, claims reserves,
     and interest credited                                            620.4           705.9           953.7
   Impairment of goodwill                                                --              --         2,412.1
   Provision for deferred income taxes                                 41.0            22.1            23.6
   Net realized capital (gains) losses                                (25.1)          (64.5)          101.0
   Depreciation                                                        12.4            23.3            20.9
   Change in:
     Accrued investment income                                         (2.3)            1.3           (10.0)
     Reinsurance recoverable                                           50.5            33.3           172.7
     Accounts receivable and assets accruals                           18.2           (25.2)           (5.8)
     Due to/from affiliates                                           (32.8)           47.4             8.1
     Other payables and accruals                                       17.9            14.4           (82.8)
                                                               ------------    ------------    ------------
Net cash provided by operating activities                           1,021.7         1,058.3         1,395.3
                                                               ------------    ------------    ------------
Cash Flows from Investing Activities:
   Proceeds from the sale, maturity, or redemption of:
     Fixed maturities, available-for-sale                          26,791.8        29,977.9        26,315.3
     Equity securities, available-for-sale                             85.7           130.2            57.2
     Mortgage loans on real estate                                     71.0            16.3             2.0
   Acquisition of:
     Fixed maturities, available-for-sale                         (26,809.0)      (31,951.6)      (28,272.8)
     Equity securities, available-for-sale                            (81.6)          (34.8)          (81.8)
     Mortgage loans on real estate                                   (406.7)         (194.2)         (343.7)
   Increase in policy loans                                             7.6            26.0            32.7
   Purchases/sales of property and
     equipment, net                                                   (11.7)           (5.2)           (5.8)
   Change in other investments                                        (15.3)           (8.1)          (22.4)
   Loans to affiliates                                               (175.0)             --              --
                                                               ------------    ------------    ------------
Net cash used in investing activities                                (543.2)       (2,043.5)       (2,319.3)
                                                               ------------    ------------    ------------
Cash Flows from Financing Activities:
   Deposits for investment contracts                           $    2,089.9    $    2,296.6    $    1,349.1
   Maturities and withdrawals from investment contracts            (1,910.4)       (1,745.5)         (741.4)
   Short-term borrowings, net                                        (458.5)          196.5           299.7
   Dividends paid to Parent                                           (70.0)             --              --
   Capital contributions                                                 --           230.0              --
                                                               ------------    ------------    ------------
Net cash provided by (used in) financing activities                  (349.0)          977.6           907.4
                                                               ------------    ------------    ------------
Net increase (decrease) in cash and cash equivalents                  129.5            (7.6)          (16.6)
Cash and cash equivalents, beginning of year                           57.8            65.4            82.0
                                                               ------------    ------------    ------------
Cash and cash equivalents, end of year                         $      187.3    $       57.8    $       65.4
                                                               ============    ============    ============
Supplemental cash flow information:
Income taxes paid, net                                         $        3.2    $       29.8    $        6.7
                                                               ============    ============    ============
Interest paid                                                  $       22.8    $       32.6    $       20.6
                                                               ============    ============    ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE CONSOLIDATED FINANCIAL STATEMENTS.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
(Dollar amounts in millions, unless otherwise stated)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     BASIS OF PRESENTATION

     ING Life Insurance and Annuity Company ("ILIAC"), a stock life insurance company domiciled in the state of Connecticut, and its wholly-owned subsidiaries (collectively, the "Company") are providers of financial products and services in the United States. These consolidated financial statements include ILIAC and its wholly-owned subsidiaries, ING Insurance Company of America ("IICA"), ING Financial Advisers, LLC ("IFA") and, through February 28, 2002, ING Investment Adviser Holding, Inc. ("IA Holdco"). Until March 30, 2003, ILIAC was a wholly-owned subsidiary of ING Retirement Holdings, Inc. ("HOLDCO"), which was a wholly-owned subsidiary of ING Retirement Services, Inc. ("IRSI"). Until March 30, 2003, IRSI was a wholly-owned subsidiary of Lion Connecticut Holdings Inc. ("Lion"), which in turn was ultimately owned by ING Groep N.V. ("ING"). On March 30, 2003, a series of mergers occurred in the following order: IRSI merged into Lion and HOLDCO merged into Lion. As a result, ILIAC is now a direct, wholly-owned subsidiary of Lion, which in turn is an indirect, wholly-owned subsidiary of ING. ING is a global financial services company based in The Netherlands, with American Depository Shares listed on the New York Stock Exchange under the symbol "ING."

     DESCRIPTION OF BUSINESS

     The Company offers qualified and nonqualified annuity contracts that include a variety of funding and payout options for individuals and employer-sponsored retirement plans qualified under Internal Revenue Code Sections 401, 403, 408 and 457, as well as nonqualified deferred compensation plans. The Company's products are offered primarily to individuals, pension plans, small businesses and employer-sponsored groups in the health care, government, education (collectively "not-for-profit" organizations), and corporate markets. The Company's products generally are distributed through pension professionals, independent agents and brokers, third party administrators, banks, dedicated career agents, and financial planners.

     Annuity contracts may be deferred or immediate (payout annuities). These products also include programs offered to qualified plans and nonqualified deferred compensation plans that package administrative and record-keeping services along with a variety of investment options, including affiliated and nonaffiliated mutual funds, and variable and fixed investment options. In addition, the Company offers wrapper agreements entered into with retirement plans which contain certain benefit responsive guarantees (i.e. liquidity guarantees of principal and previously accrued interest for benefits paid under the terms of the plan) with respect to portfolios of plan-owned assets not invested with the Company. The Company also offers investment advisory services and pension plan administrative services.

     RECENTLY ADOPTED ACCOUNTING STANDARDS

     ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS

     The Company adopted Statement of Position ("SOP") 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts," on January 1, 2004. SOP 03-1 establishes several new accounting and disclosure requirements for certain nontraditional long-duration contracts and for separate accounts including, among other things, a requirement that assets

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

     and liabilities of separate account arrangements that do not meet certain criteria be accounted for as general account assets and liabilities, and that revenues and expenses related to such arrangements, be consolidated with the respective lines in the Consolidated Statements of Operations. In addition, the SOP requires that additional liabilities be established for certain guaranteed death and other benefits and for products with certain patterns of cost of insurance charges. In addition, sales inducements provided to contractowners must be recognized on the Consolidated Balance Sheets separately from deferred acquisition costs and amortized as a component of benefits expense using methodology and assumptions consistent with those used for amortization of deferred policy acquisition costs ("DAC").

     The Company evaluated all requirements of SOP 03-1 which resulted in the consolidation of the Separate Account supporting the guarantee option into the General Account. Requirements to establish additional liabilities for minimum guarantee benefits are applicable to the Company; however, the Company's policies on contract liabilities have historically been, and continue to be, in conformity with the newly established requirements. Requirements for recognition of additional liabilities for products with certain patterns of cost of insurance charges are not applicable to the Company. The adoption of SOP 03-1 had no significant effect on the Company's financial position, results of operations, or cash flows.

     In the fourth quarter of 2004, the Company implemented Technical Practice Aid 6300.05 - 6300.08, "Q&As Related to the Implementation of SOP 03-1, "Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts" (the "TPA").

     The TPA, which was approved in September 2004, provides additional guidance regarding certain implicit assessments that may be used in testing of the base mortality function on contracts, which is performed to determine whether additional liabilities are required in conjunction with SOP 03-1. In addition, the TPA provides additional guidance surrounding the allowed level of aggregation of additional liabilities determined under SOP 03-1. The adoption of the TPA did not have an impact on the Company's financial position, results of operations, or cash flows.

     The implementation of SOP 03-1 also raised questions regarding the interpretation of the requirements of Statement of Financial Accounting Standards ("FAS") No. 97, "Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments," concerning when it is appropriate to record an unearned revenue liability related to the insurance benefit function. To clarify its position, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position No. FAS 97-1 ("FSP FAS 97-1"), "Situations in Which Paragraphs 17(b) and 20 of FASB Statement No. 97 Permit or Require Accrual of an Unearned Revenue Liability," effective for fiscal periods beginning subsequent to the date the guidance was issued, June 18, 2004. The Company adopted FSP FAS 97-1 on July 1, 2004 which did not have an impact on the Company's financial position, results of operations, or cash flows.

     THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS

     In March 2004, the Emerging Issues Task Force ("EITF") reached a final consensus on EITF Issue No. 03-1 ("EITF-03-1"), "The Meaning of Other-Than-Temporary Impairment and Its Application to Certain

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

     Investments," requiring that a three-step impairment model be applied to securities within its scope. The three-step model is applied on a security-by-security basis as follows:

     Step 1: Determine whether an investment is impaired. An investment is impaired if the fair value of the investment is less than its cost basis.
     Step 2: Evaluate whether an impairment is other-than-temporary.
     Step 3: If the impairment is other-than-temporary, recognize an impairment loss equal to the difference between the investment's cost and its fair value.

     On September 30, 2004, the FASB issued FASB Staff Position No. EITF Issue 03-1-1 ("FSP EITF 03-1-1"), "Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, `The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments,'" which delayed the EITF Issue No.
     03-1 original effective date of July 1, 2004 related to steps two and three of the impairment model introduced. The delay is in effect until a final consensus can be reached on such guidance. Despite the delay of the implementation of steps two and three, other-than-temporary impairments are still to be recognized as required by existing guidance.

     Earlier consensus reached by the EITF on this issue required that certain quantitative and qualitative disclosures be made for unrealized losses on debt and equity securities that have not been recognized as other-than-temporary impairments. These disclosures were adopted by the Company, effective December 31, 2003, and are included in the Investments footnote.

     ACCOUNTING FOR DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

     The Derivative Implementation Group ("DIG"), responsible for issuing guidance on behalf of the FASB for implementation of FAS No. 133, "Accounting for Derivative Instruments and Hedging Activities," issued Statement No. 133 Implementation Issue No. B36, "Embedded Derivatives:
     Modified Coinsurance Arrangements and Debt Instruments That Incorporate Credit Risk Exposures That Are Unrelated or Only Partially Related to the Credit Worthiness of the Obligor under Those Instruments" ("DIG B36"). Under this interpretation, modified coinsurance and coinsurance with funds withheld reinsurance agreements as well as other types of receivables and payables where interest is determined by reference to a pool of fixed maturity assets or a total return debt index may be determined to contain embedded derivatives that are required to be bifurcated from the host instrument. The required date of adoption of DIG B36 for the Company was October 1, 2003. The adoption did not have an impact on the Company's financial position, results of operations, or cash flows.

     VARIABLE INTEREST ENTITIES

     In January 2003, the FASB issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of ARB No. 51" ("FIN 46"). In December 2003, the FASB modified FIN 46 to make certain technical revisions and address certain implementation issues that had arisen. FIN 46 provides a new framework for identifying variable interest entities ("VIEs") and determining when a company should include the assets, liabilities, noncontrolling interests and results of activities of a VIE in its consolidated financial statements.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

     In general, a VIE is a corporation, partnership, limited-liability corporation, trust, or any other legal structure used to conduct activities or hold assets that either (1) has an insufficient amount of equity to carry out its principal activities without additional subordinated financial support, (2) has a group of equity owners that are unable to make significant decisions about its activities, or (3) has a group of equity owners that do not have the obligation to absorb losses or the right to receive returns generated by its operations.

     FIN 46 requires a VIE to be consolidated if a party with an ownership, contractual or other financial interest in the VIE (a variable interest holder) is obligated to absorb a majority of the risk of loss from the VIE's activities, is entitled to receive a majority of the VIE's residual returns (if no party absorbs a majority of the VIE's losses), or both. A variable interest holder that consolidates the VIE is called the primary beneficiary. Upon consolidation, the primary beneficiary generally must initially record all of the VIE's assets, liabilities, and noncontrolling interests at fair value and subsequently account for the VIE as if it were consolidated based on majority voting interest. FIN 46 also requires disclosures about VIEs that the variable interest holder is required to consolidate and those VIEs it is not required to consolidate but in which it has a significant variable interest.

     The Company holds investments in VIEs in the form of private placement securities, structured securities, securitization transactions, and limited partnerships with an aggregate fair value of $8,489.3 as of December 31, 2004. These VIEs are held by the Company for investment purposes. Consolidation of these investments in the Company's financial statements is not required as the Company is not the primary beneficiary for any of these VIEs. Book value as of December 31, 2004 of $8,396.1 represents the maximum exposure to loss except for those structures for which the Company also receives asset management fees.

     GUARANTEES

     In November 2002, the FASB issued Interpretation No. 45, "Guarantor's Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others" ("FIN 45"), to clarify accounting and disclosure requirements relating to a guarantor's issuance of certain types of guarantees, or groups of similar guarantees, even if the likelihood of the guarantor's having to make any payments under the guarantee is remote. The disclosure provisions are effective for financial statements for fiscal years ended after December 15, 2002. For certain guarantees, the interpretation also requires that guarantors recognize a liability equal to the fair value of the guarantee upon its issuance. This initial recognition and measurement provision is to be applied only on a prospective basis to guarantees issued or modified after December 31, 2002. The Company has performed an assessment of its guarantees and believes that all of its guarantees are excluded from the scope of this interpretation.

     GOODWILL IMPAIRMENT

     During 2002, the Company adopted FAS No. 142, "Goodwill and Other Intangible Assets." The adoption of this standard resulted in the recognition of an impairment loss of $2,412.1, net of taxes of $1,298.8, related to prior acquisitions, recorded retroactive to the first quarter of 2002. Prior quarters of 2002 were restated accordingly. This impairment loss represented the entire carrying amount of goodwill, net of accumulated amortization. This impairment charge is shown as a change in accounting principle on the December 31, 2002 Consolidated Statement of Operations.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

     NEW ACCOUNTING PRONOUNCEMENTS

     In December 2004, the FASB issued FAS No. 123 (revised 2004), "Share-Based Payment" ("FAS 123R"), which requires all share-based payments be recognized in the financial statements based upon the fair value. FAS 123R is effective at the beginning of the first interim or annual period beginning after June 15, 2005. Earlier adoption is encouraged. FAS 123R provides two transition methods, modified-prospective and modified-retrospective.

     The modified-prospective method recognizes the grant-date fair value of compensation for new and unvested awards beginning in the fiscal period in which the recognition provisions are first applied. Prior periods are not restated. The modified-retrospective method, entities are allowed to restate prior periods by recognizing the compensation cost in the amount previously reported in the pro forma footnote disclosures as required under FAS No. 123, "Accounting for Stock-Based Compensation."

     The Company intends to early adopt the provisions of FAS 123R on January 1, 2005 using the modified-prospective method. The adoption of FAS 123R is not expected to have a material impact on the Company's financial position, results of operations or cash flows. Prior to January 2005, the Company applied the intrinsic value-based provisions set forth in APB Opinion No. 25, "Accounting for Stock Issued to Employees". Under the intrinsic value method, compensation expense is determined on the measurement date, which is the first date on which both the number of shares the employee is entitled to receive and the exercise price are known. Compensation expense, if any, is measured based on the award's intrinsic value, which is the excess of the market price of the stock over the exercise price on the measurement date.

     USE OF ESTIMATES

     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from reported results using those estimates.

     RECLASSIFICATIONS

     Certain reclassifications have been made to prior years financial information to conform to the current year presentation, including a reclassification in the amount of $9.2, net of tax, from retained earnings to accumulated other comprehensive income as of December 31, 2001 (see footnote 14).

     CASH AND CASH EQUIVALENTS

     Cash and cash equivalents include cash on hand, money market instruments and other debt issues with a maturity of 90 days or less when purchased.

     INVESTMENTS

     All of the Company's fixed maturity and equity securities are currently designated as available-for-sale. Available-for-sale securities are reported at fair value and unrealized gains and losses on these securities

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

     are included directly in shareholder's equity, after adjustment for related changes in deferred policy acquisition costs ("DAC"), value of business acquired ("VOBA"), and deferred income taxes.

     OTHER-THAN-TEMPORARY IMPAIRMENTS

     The Company analyzes the General Account investments to determine whether there has been an other-than-temporary decline in fair value below the amortized cost basis in accordance with FAS No. 115, "Accounting for Certain Investments in Debt and Equity Securities." Management considers the length of time and the extent to which fair value has been less than amortized cost; the financial condition and near-term prospects of the issuer; future economic conditions and market forecasts; and the Company's intent and ability to retain the investment in the issuer for a period of time sufficient to allow for recovery in fair value. If it is probable that all amounts due according to the contractual terms of a debt security will not be collected, an other-than-temporary impairment is considered to have occurred.

     In addition, the Company invests in structured securities that meet the criteria of EITF Issue No. 99-20 "Recognition of Interest Income and Impairment on Purchased and Retained Beneficial Interests in Securitized Financial Assets." Under Issue No. EITF 99-20, a determination of the required impairment is based on credit risk and the possibility of significant prepayment risk that restricts the Company's ability to recover the investment. An impairment is recognized if the fair value of the security is less than amortized cost and there has been an adverse change in cash flow since the last remeasurement date.

     When a decline in fair value is determined to be other-than-temporary, the individual security is written down to fair value and the loss is accounted for as a realized loss.

     EXPERIENCE-RATED PRODUCTS

     Included in available-for-sale securities are investments that support experience-rated products. Experience-rated products are products where the customer, not the Company, assumes investment (including realized capital gains and losses) and other risks, subject to, among other things, minimum principal and interest guarantees. Unamortized realized gains and losses on the sale of and unrealized capital gains and losses on investments supporting these products are included in future policy benefits and claims reserves on the Consolidated Balance Sheets. Realized capital gains and losses on all other investments are reflected in the Consolidated Statements of Operations. Unrealized capital gains and losses on all other investments are reflected in shareholder's equity, net of related income taxes.

     PURCHASES AND SALES

     Purchases and sales of fixed maturities and equity securities (excluding private placements) are recorded on the trade date. Purchases and sales of private placements and mortgage loans are recorded on the closing date.

     VALUATION

     Fair values for fixed maturities are obtained from independent pricing services or broker/dealer quotations. Fair values for privately placed bonds are determined using a matrix-based model. The matrix-based model considers the level of risk-free interest rates, current corporate spreads, the credit quality of the issuer, and

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

     cash flow characteristics of the security. The fair values for actively traded equity securities are based on quoted market prices. For equity securities not actively traded, estimated fair values are based upon values of issues of comparable yield and quality or conversion value where applicable.

     Mortgage loans on real estate are reported at amortized cost less impairment writedowns. If the value of any mortgage loan is determined to be impaired (i.e., when it is probable the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement), the carrying value of the mortgage loan is reduced to the present value of expected cash flows from the loan, discounted at the loan's effective interest rate, or to the loan's observable market price, or the fair value of the collateral. If the loan is in foreclosure, the carrying value is reduced to the fair value of the underlying collateral, net of estimated costs to obtain and sell. The carrying value of the impaired loans is reduced by establishing a permanent writedown charged to realized loss.

     Policy loans are carried at unpaid principal balances.

     Short-term investments, consisting primarily of money market instruments and other fixed maturities issues purchased with an original maturity of 91 days to one year, are considered available-for-sale and are carried at fair value, which approximates amortized cost.

     SECURITIES LENDING

     The Company engages in securities lending whereby certain securities from its portfolio are loaned to other institutions for short periods of time. Initial collateral, primarily cash, is required at a rate of 102% of the market value of the loaned domestic securities. The collateral is deposited by the borrower with a lending agent, and retained and invested by the lending agent according to the Company's guidelines to generate additional income. The market value of the loaned securities is monitored on a daily basis with additional collateral obtained or refunded as the market value of the loaned securities fluctuates.

     REPURCHASE AGREEMENTS

     The Company engages in dollar repurchase agreements ("dollar rolls") and repurchase agreements to increase the return on investments and improve liquidity. These transactions involve a sale of securities and an agreement to repurchase substantially the same securities as those sold. Company policies require a minimum of 95% of the fair value of securities pledged under dollar rolls and repurchase agreement transactions to be maintained as collateral. Cash collateral received is invested in fixed maturities and the offsetting collateral liability is included in borrowed money on the Consolidated Balance Sheets.

     DERIVATIVES

     The Company's use of derivatives is limited mainly to hedging purposes. However, these derivatives are not accounted for using hedge accounting treatment under FAS No. 133 and the Company does not seek hedge accounting treatment. The Company enters into interest rate, equity market, and currency contracts, including swaps, caps, and floors to reduce and manage risks associated with changes in value, yield, price or cash flow or exchange rates of assets or liabilities held or intended to be held. Changes in the fair value of open derivative contracts are recorded in net realized capital gains and losses. Derivatives are included in other investments on the Consolidated Balance Sheets.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

     The Company also has investments in certain fixed maturity instruments and has retail annuity products that contain embedded derivatives, including those whose market value is at least partially determined by, among other things, levels of or changes in domestic and/or foreign interest rates (short- or long-term), exchange rates, prepayment rates, equity markets, or credit ratings/spreads. Changes in the fair value of embedded derivatives are recorded in net realized capital gains (losses) in the Consolidated Statements of Operations. Embedded derivatives are included in fixed maturities.

     DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     DAC represents policy acquisition costs that have been capitalized and are subject to amortization. Such costs consist principally of certain commissions, underwriting, contract issuance, and certain agency expenses, related to the production of new and renewal business.

     VOBA represents the outstanding value of in force business capitalized and is subject to amortization in purchase accounting when the Company was acquired. The value is based on the present value of estimated net cash flows embedded in the Company's contracts.

     The amortization methodology used for DAC and VOBA varies by product type. FAS No. 60, "Accounting and Reporting by Insurance Enterprises," applies to traditional life insurance products, primarily whole life and term life insurance contracts. Under FAS No. 60, DAC and VOBA are amortized over the premium payment period, in proportion to the premium revenue recognized.

     FAS No. 97 applies to universal life and investment-type products, such as fixed and variable deferred annuities. Under FAS No. 97, DAC and VOBA are amortized, with interest, over the life of the related contracts (usually 25 years) in relation to the present value of estimated future gross profits from investment, mortality, and expense margins; asset-based fees, policy administration, and surrender charges; less policy maintenance fees and non-capitalized commissions, as well as realized gains and losses on investments.

     Changes in assumptions can have a significant impact on DAC and VOBA balances and amortization rates. Several assumptions are considered significant in the estimation of future gross profits associated with variable deferred annuity products. One of the most significant assumptions involved in the estimation of future gross profits is the assumed return associated with the variable account performance. To reflect the volatility in the equity markets, this assumption involves a combination of near-term expectations and long-term assumptions regarding market performance. The overall return on the variable account is dependent on multiple factors, including the relative mix of the underlying sub-accounts among bond funds and equity funds, as well as equity sector weightings. Other significant assumptions include surrender and lapse rates, estimated interest spread, and estimated mortality.

     Due to the relative size and sensitivity to minor changes in underlying assumptions of DAC and VOBA balances, the Company performs a quarterly and annual analysis of DAC and VOBA for the annuity and life businesses, respectively. The DAC and VOBA balances are evaluated for recoverability and are reduced to the extent that estimated future gross profits are inadequate to recover the asset.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

     At each evaluation date, actual historical gross profits are reflected, and estimated future gross profits and related assumptions are evaluated for continued reasonableness. Any adjustment in estimated profit requires that the amortization rate be revised ("unlocking"), retroactively to the date of the policy or contract issuance. The cumulative prior period adjustment is recognized as a component of current period amortization. In general, increases in investment, mortality, and expense margins, and thus estimated future profits, lower the rate of amortization. However, decreases in investment, mortality, and expense margins, and thus estimated future profits, increase the rate of amortization.

     RESERVES

     The Company establishes and carries actuarially determined reserve liabilities which are calculated to meet its future obligations. Changes in or deviations from the assumptions used can significantly affect the Company's reserve levels and related future operations.

     Reserves for deferred annuity investment contracts and immediate annuities without life contingent benefits are equal to cumulative deposits less charges and withdrawals plus credited interest thereon (rates range from 1.5% to 11.9% for all years presented) net of adjustments for investment experience that the Company is entitled to reflect in future credited interest. These reserves also include unrealized gains/losses related to investments and unamortized realized gains/losses on investments for experience-rated contracts. Reserves on experience-rated contracts reflect the rights of contractholders, plan participants, and the Company.

     Reserves for immediate annuities with life contingent benefits are computed on the basis of assumed interest discount rates, mortality, and expenses, including a margin for adverse deviations. Such assumptions generally vary by plan, year of issue and policy duration. Reserve interest rates range from 4.9% to 9.5% for all years presented.

     Because the sale of the domestic individual life insurance business on October 1, 1998 was substantially in the form of an indemnity reinsurance agreement, the Company includes an amount in reinsurance recoverable on the Consolidated Balance Sheet, which approximates the Company's total individual life reserves. See Note 11 to the Consolidated Balance Sheets.

     Unpaid claims and claim expenses for all lines of insurance include benefits for reported losses and estimates of benefits for losses incurred but not reported.

     SALES INDUCEMENTS

     Sales inducements represent benefits paid to contractowners that are incremental to the amounts the Company credits on similar contracts and are higher than the contract's expected ongoing crediting rates for periods after the inducement. As of January 1, 2004, such amounts are reported separately and included in Other Assets on the Consolidated Balance Sheet in accordance with SOP 03-1. Prior to 2004, sales inducements were recorded as a component of DAC on the Consolidated Balance Sheet. Beginning in 2004, sales inducements are amortized as a component of interest credited and other benefits to contractowners using methodologies and assumptions consistent with those used for amortization of DAC.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

     REVENUE RECOGNITION

     For most annuity contracts, fee income for the cost of insurance, surrenders, expenses, and other fees are recorded as revenue as charges are assessed against contractowners. Other amounts received for these contracts are reflected as deposits and are not recorded as premiums or revenue. Related policy benefits are recorded in relation to the associated premiums or gross profit so that profits are recognized over the expected lives of the contracts. When annuity payments with life contingencies begin under contracts that were initially investment contracts, the accumulated balance in the account is treated as a single premium for the purchase of an annuity and reflected as an offsetting amount in both premiums and current and future benefits on the Consolidated Statements of Operations. Premiums on the Consolidated Statements of Operations primarily represent amounts received for immediate annuities with life contingencies.

     SEPARATE ACCOUNTS

     Separate Account assets and liabilities generally represent funds maintained to meet specific investment objectives of contractowners who bear the investment risk, subject, in limited cases, to certain minimum guaranteed rates. Investment income and investment gains and losses generally accrue directly to such contractowners. The assets of each account are legally segregated and are not subject to claims that arise out of any other business of the Company or its affiliates.

     Separate Account assets supporting variable options under annuity contracts are invested, as designated by the contractowner or participant (who bears the investment risk subject, in limited cases, to minimum guaranteed rates) under a contract in shares of mutual funds which are managed by the Company or its affiliates, or other selected mutual funds not managed by the Company or its affiliates.

     Separate Account assets and liabilities are carried at fair value and shown as separate captions in the Consolidated Balance Sheets. Deposits, investment income and net realized and unrealized capital gains and losses of the Separate Accounts are not reflected in the Consolidated Financial Statements (with the exception of realized and unrealized capital gains and losses on the assets supporting the guaranteed interest option). The Consolidated Statements of Cash Flows do not reflect investment activity of the Separate Accounts.

     Assets and liabilities of separate account arrangements that do not meet the criteria in SOP 03-1 for presentation in the separate caption in the Consolidated Balance Sheets (primarily guaranteed interest options), and revenue and expenses related to such arrangements, are consolidated in the financial statements with the general account. At December 31, 2004 and 2003, unrealized gains of $7.3 and $55.7, respectively, on assets supporting a guaranteed interest option are reflected in shareholder's equity.

     REINSURANCE

     The Company utilizes indemnity reinsurance agreements to reduce its exposure to large losses in all aspects of its insurance business. Such reinsurance permits recovery of a portion of losses from reinsurers, although it does not discharge the primary liability of the Company as direct insurer of the risks reinsured. The Company evaluates the financial strength of potential reinsurers and continually monitors the financial condition of reinsurers. Only those reinsurance recoverable balances deemed probable of recovery are reflected as assets on the Consolidated Balance Sheets. Of the reinsurance recoverable on the Consolidated

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)

     Balance Sheets, $2.9 billion and $3.0 billion at December 31, 2004 and 2003, respectively, is related to the reinsurance recoverable from Lincoln National Corporation ("Lincoln") arising from the sale of the Company's domestic life insurance business in 1998 (See Note 11).

     INCOME TAXES

     The Company is taxed at regular corporate rates after adjusting income reported for financial statement purposes for certain items. Deferred income tax expenses/benefits result from changes during the year in cumulative temporary differences between the tax basis and book basis of assets and liabilities.

2.   INVESTMENTS

     Fixed maturities and equity securities available-for-sale as of December 31, 2004, were as follows:

                                                                        GROSS          GROSS
                                                       AMORTIZED     UNREALIZED     UNREALIZED        FAIR
                                                         COST           GAINS         LOSSES          VALUE
     ---------------------------------------------------------------------------------------------------------
     Fixed maturities:
     U.S. government and government
        agencies and authorities                     $      197.3   $        0.9   $        0.9   $      197.3
     States, municipalities and political
        subdivisions                                         32.1            0.2            0.9           31.4
     U.S. corporate securities:
          Public utilities                                1,207.6           50.0            5.0        1,252.6
          Other corporate securities                      5,846.5          275.0           25.4        6,096.1
     ---------------------------------------------------------------------------------------------------------
        Total U.S. corporate securities                   7,054.1          325.0           30.4        7,348.7
     ---------------------------------------------------------------------------------------------------------

     Foreign securities:
          Government                                        660.2           33.9            3.1          691.0
          Other                                           1,656.4           78.4            6.1        1,728.7
     ---------------------------------------------------------------------------------------------------------
        Total foreign securities                          2,316.6          112.3            9.2        2,419.7
     ---------------------------------------------------------------------------------------------------------

     Residential mortgage-backed securities               5,497.6           65.6           58.2        5,505.0
     Commercial mortgage-backed securities                1,491.2           73.2            4.4        1,560.0
     Other asset-backed securities                        1,354.6           22.6           13.7        1,363.5
     ---------------------------------------------------------------------------------------------------------

     Total fixed maturities, including
        fixed maturities pledged                         17,943.5          599.8          117.7       18,425.6

     Less: fixed maturities pledged to creditors          1,258.8           18.0            2.5        1,274.3
     ---------------------------------------------------------------------------------------------------------

     Fixed maturities                                    16,684.7          581.8          115.2       17,151.3
     Equity securities                                      153.9            9.2            0.5          162.6
     ---------------------------------------------------------------------------------------------------------
     Total investments available-for-sale            $   16,838.6   $      591.0   $      115.7   $   17,313.9
     =========================================================================================================

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

2.   INVESTMENTS (continued)

     Fixed maturities and equity securities available-for-sale as of December 31, 2003, were as follows:

                                                                        GROSS          GROSS
                                                       AMORTIZED     UNREALIZED     UNREALIZED        FAIR
                                                         COST           GAINS         LOSSES          VALUE
     ---------------------------------------------------------------------------------------------------------
     Fixed maturities:
     U.S. government and government
        agencies and authorities                     $      350.0   $        1.7   $        0.3   $      351.4
     States, municipalities and political
        subdivisions                                          2.1            0.1             --            2.2
     U.S. corporate securities:
          Public utilities                                  970.7           48.9           11.4        1,008.2
          Other corporate securities                      5,568.1          327.9           29.1        5,866.9
     ---------------------------------------------------------------------------------------------------------
        Total U.S. corporate securities                   6,538.8          376.8           40.5        6,875.1
     ---------------------------------------------------------------------------------------------------------

     Foreign securities:
          Government                                        605.2           33.7            2.8          636.1
          Other                                           1,364.7           74.5           11.0        1,428.2
     ---------------------------------------------------------------------------------------------------------
        Total foreign securities                          1,969.9          108.2           13.8        2,064.3
     ---------------------------------------------------------------------------------------------------------

     Residential mortgage-backed securities               5,903.7           91.8           35.1        5,960.4
     Commercial mortgage-backed securities                1,278.5          105.0            3.3        1,380.2
     Other asset-backed securities                        1,036.4           34.0            9.5        1,060.9
     ---------------------------------------------------------------------------------------------------------

     Total fixed maturities, including
        fixed maturities pledged to creditors            17,079.4          717.6          102.5       17,694.5

     Less: fixed maturities pledged to creditors          1,624.4           23.8            3.4        1,644.8
     ---------------------------------------------------------------------------------------------------------

     Fixed maturities                                    15,455.0          693.8           99.1       16,049.7
     Equity securities                                      146.5           15.5            0.1          161.9
     ---------------------------------------------------------------------------------------------------------
     Total investments available-for-sale            $   15,601.5   $      709.3   $       99.2   $   16,211.6
     =========================================================================================================

     At December 31, 2004 and 2003, net unrealized appreciation of $490.8 and $630.5, respectively, on total fixed maturities, including fixed maturities pledged to creditors, and equity securities, included $357.5 and $491.5, respectively, related to experience-rated contracts, which were not reflected in shareholder's equity but in future policy benefits and claim reserves.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

2.   INVESTMENTS (continued)

     The aggregate unrealized losses and related fair values of investments with unrealized losses as of December 31, 2004, are shown below by duration:

                                                        UNREALIZED        FAIR
                                                           LOSS           VALUE
     -----------------------------------------------------------------------------
     Duration category:
        Less than six months below amortized cost      $       37.7   $    3,319.0
        More than six months and less than
          twelve months below cost                             34.9        1,795.0
        More than twelve months below amortized cost           45.6          960.5
     -----------------------------------------------------------------------------
        Total investments available-for-sale           $      118.2   $    6,074.5
     =============================================================================

     Of the unrealized losses, less than 6 months in duration of $37.7, there were $9.5 in unrealized losses that are primarily related to interest rate movement or spread widening for other than credit-related reasons. The remaining unrealized losses of $28.2, as of December 31, 2004, related to securities reviewed for impairment under the guidance proscribed by EITF Issue No. 99-20. This category includes U.S. government-backed securities, principal protected securities, and structured securities which did not have an adverse change in cash flows for which the carrying amount was $1,746.2.

     Of the unrealized losses, more than 6 months and less than 12 months in duration, of $34.9, there were $16.4 in unrealized losses that are primarily related to interest rate movement or spread widening for other than credit-related reasons. The remaining unrealized losses of $18.5, as of December 31, 2004, related to securities reviewed for impairment under the guidance proscribed by EITF Issue No. 99-20. This category includes U.S. government-backed securities, principal protected securities, and structured securities which did not have an adverse change in cash flows for which the carrying amount was $829.2.

     An analysis of the unrealized losses, more than 12 months in duration, of $45.6 follows. There were $15.9 in unrealized losses that are primarily related to interest rate movement or spread widening for other than credit-related reasons. The remaining unrealized losses of $29.7, as of December 31, 2004, related to securities reviewed for impairment under the guidance proscribed by EITF Issue No. 99-20. This category includes U.S. government-backed securities, principal protected securities, and structured securities which did not have an adverse change in cash flows for which the carrying amount was $505.6.

     The amortized cost and fair value of total fixed maturities for the year ended December 31, 2004 are shown below by contractual maturity. Actual maturities may differ from contractual maturities because securities may be restructured, called, or prepaid.

                                                         AMORTIZED        FAIR
                                                           COST           VALUE
     -----------------------------------------------------------------------------
     Due to mature:
        One year or less                               $      395.8   $      400.0
        After one year through five years                   3,650.0        3,727.4
        After five years through ten years                  3,128.8        3,256.4
        After ten years                                     2,425.5        2,613.3
        Mortgage-backed securities                          6,988.8        7,065.0
        Other asset-backed securities                       1,354.6        1,363.5
     Less: fixed maturities pledged to creditors            1,258.8        1,274.3
     -----------------------------------------------------------------------------
     Fixed maturities                                  $   16,684.7   $   17,151.3
     =============================================================================

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

2.   INVESTMENTS (continued)

     At December 31, 2004 and 2003, fixed maturities with carrying values of $10.9 and $11.2, respectively, were on deposit as required by regulatory authorities.

     The Company did not have any investments in a single issuer, other than obligations of the U.S. government, with a carrying value in excess of 10% of the Company's shareholder's equity at December 31, 2004 or 2003.

     The Company has various categories of CMOs that are subject to different degrees of risk from changes in interest rates and, for CMOs that are not agency-backed, defaults. The principal risks inherent in holding CMOs are prepayment and extension risks related to dramatic decreases and increases in interest rates resulting in the repayment of principal from the underlying mortgages either earlier or later than originally anticipated. At December 31, 2004 and 2003, approximately 4.1% and 2.8%, respectively, of the Company's CMO holdings were invested in types of CMOs which are subject to more prepayment and extension risk than traditional CMOs (such as interest-only or principal-only strips).

     The Company enters into dollar repurchase agreements ("dollar rolls") and repurchase agreements to increase its return on investments and improve liquidity. At December 31, 2004 and 2003, the carrying value of the securities pledged in dollar rolls and repurchase agreements was $1,274.3 and $1,644.8, respectively. The carrying value of the securities pledged in dollar rolls and repurchase agreements is included in pledged securities on the Balance Sheets. The repurchase obligation related to dollar rolls and repurchase agreements totaled $1,057.4 and $1,519.3 at December 31, 2004 and 2003, respectively. The repurchase obligation related to dollar rolls and repurchase agreements is included in borrowed money on the Consolidated Balance Sheets.

     IMPAIRMENTS

     The following table identifies the Company's other-than-temporary impairments by type as of December 31:

                                                2004                      2003                      2002
                                      -----------------------   -----------------------   -----------------------
                                                     NO. OF                    NO. OF                    NO. OF
                                      IMPAIRMENT   SECURITIES   IMPAIRMENT   SECURITIES   IMPAIRMENT   SECURITIES
     ------------------------------------------------------------------------------------------------------------
     U.S. Corporate                   $       --           --   $      6.2            4   $      0.1            2
     Residential mortgage-backed            13.5           53         88.2           83         40.0           33
     Limited partnership                      --           --          2.0            1
     Equities                                 --           --           --            2          0.1            2
     ------------------------------------------------------------------------------------------------------------
     Total                            $     13.5           53   $     96.4           90   $     40.2           37
     ============================================================================================================

     The remaining fair value of the fixed maturities with other-than-temporary impairments at December 31, 2004 and 2003 is $125.0 and $123.1, respectively.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

2.   INVESTMENTS (continued)

     NET INVESTMENT INCOME

     Sources of net investment income were as follows:

                                        YEAR ENDED        YEAR ENDED        YEAR ENDED
                                       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                           2004              2003              2002
     -----------------------------------------------------------------------------------
     Fixed maturities                 $        980.5    $        946.2    $        964.1
     Preferred stock                              --               9.9               3.9
     Mortgage loans on real estate              56.0              42.7              23.3
     Policy loans                                8.1               9.0               8.7
     Cash equivalents                            2.4               1.7               1.7
     Other                                      (2.1)             (1.0)             23.4
     -----------------------------------------------------------------------------------
     Gross investment income                 1,044.9           1,008.5           1,025.1
     Less: investment expenses                  61.8              89.4              65.6
     -----------------------------------------------------------------------------------
     Net investment income            $        983.1    $        919.1    $        959.5
     ===================================================================================

     NET REALIZED CAPITAL GAINS AND LOSSES

     Net realized capital gains (losses) are comprised of the difference between the carrying value of investments and proceeds from sale, maturity, and redemption, as well as losses incurred due to impairment of investments. Net realized capital gains (losses) on investments were as follows:

                                                            YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                           DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                               2004             2003             2002
     -----------------------------------------------------------------------------------------------------
     Fixed maturities                                     $         24.7   $         63.9   $        (97.5)
     Equity securities                                               0.5              0.6             (3.5)
     -----------------------------------------------------------------------------------------------------
     Pretax net realized capital gains (losses)           $         25.2   $         64.5   $       (101.0)
     =====================================================================================================
     After-tax net realized capital gains (losses)        $         16.4   $         41.9   $        (65.7)
     =====================================================================================================

     Net realized capital gains allocated to experience-rated contracts of $42.0, $43.9, and $63.6 for the years ended December 31, 2004, 2003 and 2002, respectively, were deducted from net realized capital gains and an offsetting amount was reflected in future policy benefits and claim reserves on the Consolidated Balance Sheets. Net unamortized realized gains (losses) allocated to experienced-rated contractholders were $233.4, $213.7, and $199.3 at December 31, 2004, 2003 and 2002, respectively.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

2.   INVESTMENTS (continued)

     Proceeds from the sale of fixed maturities and equity securities and the related gross gains and losses, excluding those related to experience-related contractholders, were as follows:

                                                            YEAR ENDED       YEAR ENDED       YEAR ENDED
                                                           DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                               2004             2003             2002
     -----------------------------------------------------------------------------------------------------
     Proceeds on sales                                    $     10,236.3  $     12,812.5   $     13,265.2
     Gross gains                                                   146.9            291.9            276.7
     Gross losses                                                   70.9            228.0            374.2

     Changes in shareholder's equity related to changes in accumulated other comprehensive income (net unrealized capital gains and losses on securities, including securities pledged excluding those related to experience-rated contractholders) were as follows:

                                                            YEAR ENDED        YEAR ENDED        YEAR ENDED
                                                           DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                               2004              2003              2002
     -------------------------------------------------------------------------------------------------------
     Fixed maturities                                     $         16.1    $        (54.3)   $        104.8
     Equity securities                                              (5.7)             17.9              (1.6)
     Sales inducements                                              (0.1)               --                --
     Other                                                         (59.8)             34.0              (8.3)
     -------------------------------------------------------------------------------------------------------
        Subtotal                                                   (49.5)             (2.4)             94.9
     Less: (Increase) decrease in deferred income taxes            (17.3)             (0.9)             33.2
     -------------------------------------------------------------------------------------------------------
     Net increase (decrease) in accumulated other
       comprehensive (loss) income                        $        (32.2)   $         (1.5)   $         61.7
     =======================================================================================================

3.   FINANCIAL INSTRUMENTS

     ESTIMATED FAIR VALUE

     The following disclosures are made in accordance with the requirements of FAS No. 107, "Disclosures about Fair Value of Financial Instruments." FAS No. 107 requires disclosure of fair value information about financial instruments, whether or not recognized in the balance sheet, for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, could not be realized in immediate settlement of the instrument.

     FAS No. 107 excludes certain financial instruments, including insurance contracts, and all nonfinancial instruments from its disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

3.   FINANCIAL INSTRUMENTS (continued)

     The following valuation methods and assumptions were used by the Company in estimating the fair value of the following financial instruments:

     FIXED MATURITIES: The fair values for the actively traded marketable bonds are determined based upon the quoted market prices. The fair values for marketable bonds without an active market are obtained through several commercial pricing services which provide the estimated fair values. Fair values of privately placed bonds are determined using a matrix-based pricing model. The model considers the current level of risk-free interest rates, current corporate spreads, the credit quality of the issuer, and cash flow characteristics of the security. Also considered are factors such as the net worth of the borrower, the value of collateral, the capital structure of the borrower, the presence of guarantees, and the Company's evaluation of the borrower's ability to compete in their relevant market. Using this data, the model generates estimated market values which the Company considers reflective of the fair value of each privately placed bond.

     EQUITY SECURITIES: Fair values of these securities are based upon quoted market price.

     MORTGAGE LOANS ON REAL ESTATE: The fair values for mortgage loans on real estate are estimated using discounted cash flow analyses and rates currently being offered in the marketplace for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations.

     CASH AND CASH EQUIVALENTS, SHORT-TERM INVESTMENTS AND POLICY LOANS: The carrying amounts for these assets approximate the assets' fair values.

     ASSETS HELD IN SEPARATE ACCOUNTS: Assets held in separate accounts are reported at the quoted fair values of the individual securities in the separate accounts.

     INVESTMENT CONTRACT LIABILITIES (INCLUDED IN FUTURE POLICY BENEFITS AND CLAIM RESERVES):

        WITH A FIXED MATURITY: Fair value is estimated by discounting cash flows at interest rates currently being offered by, or available to, the Company for similar contracts.

        WITHOUT A FIXED MATURITY: Fair value is estimated as the amount payable to the contractowners upon demand. However, the Company has the right under such contracts to delay payment of withdrawals which may ultimately result in paying an amount different than that determined to be payable on demand.

     LIABILITIES RELATED TO SEPARATE ACCOUNTS: The carrying amounts for these liabilities approximate their fair value.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

3.   FINANCIAL INSTRUMENTS (continued)

     The carrying values and estimated fair values of certain of the Company's financial instruments at December 31, 2004 and 2003 were as follows:

                                                              2004                          2003
                                                  ---------------------------   ---------------------------
                                                    CARRYING       FAIR           CARRYING         FAIR
                                                     VALUE         VALUE            VALUE         VALUE
     ------------------------------------------------------------------------------------------------------
     Assets:
       Fixed maturity securities, including
         securities pledged                       $   18,425.6   $   18,425.6   $   17,694.5   $   17,694.5
       Equity securities                                 162.6          162.6          161.9          161.9
       Mortgage loans on real estate                   1,090.2        1,119.8          754.5          798.5
       Policy loans                                      262.7          262.7          270.3          270.3
       Cash and cash equivalents                         187.3          187.3           57.8           57.8
       Assets held in Separate Accounts               33,310.5       33,310.5       33,014.7       33,014.7
     Liabilities:
       Investment contract liabilities:
         With a fixed maturity                         2,106.0        2,028.2        2,282.9        2,259.4
         Without a fixed maturity                     13,884.9       13,845.6       12,936.9       12,892.0
       Liabilities related to Separate Accounts       33,310.5       33,310.5       33,014.7       33,014.7

     Fair value estimates are made at a specific point in time, based on available market information and judgments about various financial instruments, such as estimates of timing and amounts of future cash flows. Such estimates do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value estimates cannot be substantiated by comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instruments. In evaluating the Company's management of interest rate, price and liquidity risks, the fair values of all assets and liabilities should be taken into consideration, not only those presented above.

     DERIVATIVE FINANCIAL INSTRUMENTS

     INTEREST RATE FLOORS

     Interest rate floors are used to manage the interest rate risk in the Company's bond portfolio. Interest rate floors are purchased contracts that provide the Company with an annuity in a declining interest rate environment. The Company had no open interest rate floors at December 31, 2004 or 2003.

     INTEREST RATE CAPS

     Interest rate caps are used to manage the interest rate risk in the Company's bond portfolio. Interest rate caps are purchased contracts that provide the Company with an annuity in an increasing interest rate environment. The notional amount, carrying value and estimated fair value of the Company's open interest rate caps as of December 31, 2004 were $527.8, $5.9, and $5.9, respectively. The notional amount,

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

3.   FINANCIAL INSTRUMENTS (continued)

     carrying value and estimated fair value of the Company's open interest rate caps as of December 31, 2003 were $739.6, $8.2, and $8.2, respectively.

     INTEREST RATE SWAPS

     Interest rate swaps are used to manage the interest rate risk in the Company's bond portfolio and well as the Company's liabilities. Interest rate swaps represent contracts that require the exchange of cash flows at regular interim periods, typically monthly or quarterly. The notional amount, carrying value and estimated fair value of the Company's open interest rate swaps as of December 31, 2004 were $1,766.0, $2.1, and $2.1, respectively. The notional amount, carrying value and estimated fair value of the Company's open interest rate swaps as of December 31, 2003 were $950.0, $(14.4), and $(14.4), respectively.

     FOREIGN EXCHANGE SWAPS

     Foreign exchange swaps are used to reduce the risk of a change in the value, yield, or cash flow with respect to invested assets. Foreign exchange swaps represent contracts that require the exchange of foreign currency cash flows for US dollar cash flows at regular interim periods, typically quarterly or semi-annually. The notional amount, carrying value, and estimated fair value of the Company's open foreign exchange rate swaps as of December 31, 2004 were $126.5, $(28.4), and $(28.4), respectively. The notional amount, carrying value and estimated fair value of the Company's open foreign exchange rate swaps as of December 31, 2003 were $78.1, $(12.8), and $(12.8), respectively.

4.   DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED

     Activity for the year-ended December 31, 2004, 2003 and 2002 within VOBA was as follows:

     Balance at December 31, 2001                                   $    1,601.8
     Adjustment for unrealized gain (loss)                                 (21.9)
     Additions                                                              25.0
     Interest accrued at 7%                                                 86.8
     Amortization                                                         (253.3)
     ---------------------------------------------------------------------------
     Balance at December 31, 2002                                        1,438.4
     Adjustment for unrealized gain (loss)                                   6.2
     Additions                                                              59.1
     Interest accrued at 7%                                                 92.2
     Amortization                                                         (180.5)
     ---------------------------------------------------------------------------
     Balance at December 31, 2003                                        1,415.4
     Adjustment for unrealized gain (loss)                                   7.9
     Additions                                                              50.1
     Interest accrued at 6%                                                 92.3
     Amortization                                                         (200.5)
     ---------------------------------------------------------------------------
     Balance at December 31, 2004                                   $    1,365.2
     ===========================================================================

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

4.   DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED
     (continued)

     The estimated amount of VOBA to be amortized, net of interest, over the next five years is $112.2, $105.8, $97.4, $92.4, and $90.6 for the years
     2005, 2006, 2007, 2008 and 2009, respectively. Actual amortization incurred during these years may vary as assumptions are modified to incorporate actual results.

     During 2004, VOBA amortization increased principally due to higher actual gross profits, a result of the margins earned on higher fixed and variable assets and fewer other-than-temporary impairments. Also, surrenders increased, which resulted in higher amortization for certain business.

     During 2003 the Company reset long-term assumptions for the Separate Account returns from 9.0% to 8.5% (gross before fund management fees and mortality, expense, and other policy charges), reflecting a blended return of equity and other sub-accounts. The 2003 unlocking adjustment was primarily driven by improved market performance compared to expected during 2003. For the year ended December 31, 2003, the Company recorded a deceleration of DAC/VOBA amortization totaling $3.7 before tax, or $2.4, net of $1.3 of federal income tax expense.

     As part of the regular analysis of DAC/VOBA, at the end of third quarter of 2002, the Company unlocked its long-term rate of return assumptions. The Company reset long-term return assumptions for the Separate Account returns to 9.0% (gross before fund management fees and mortality, expense, and other policy charges), as of December 31, 2002, reflecting a blended return of equity and other sub-accounts. The unlocking adjustment in 2002 was primarily driven by the sustained downturn in the equity markets and revised expectations for future returns. During 2002, the Company recorded an acceleration of DAC/VOBA amortization totaling $45.6 before tax, or $29.7, net of $15.9 of federal income tax benefit.

5.   DIVIDEND RESTRICTIONS AND SHAREHOLDER'S EQUITY

     The Company's ability to pay dividends to its parent is subject to the prior approval of insurance regulatory authorities of the State of Connecticut for payment of any dividend, which, when combined with other dividends paid within the preceding 12 months, exceeds the greater of (1) 10% of statutory surplus at prior year end or (2) ILIAC's prior year statutory net gain from operations.

     ILIAC paid a cash dividend of $70.0 to Lion in 2004 and did not pay cash dividends to Lion in 2003 or 2002. However, on February 28, 2002, ILIAC contributed 100% of the stock of IA Holdco to HOLDCO in the form of a $60.1 dividend distribution. ILIAC did not receive capital contributions from its parent in 2004 and received $230.0 and $164.3 in capital contributions during 2003 and 2002, respectively.

     The Insurance Department of the State of Connecticut (the "Department") recognizes as net income and capital and surplus those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which differ in certain respects from accounting principles generally accepted in the United States. Statutory net income
     (loss) was $217.2, $67.5, and $148.8 for the years ended December 31, 2004, 2003, and 2002, respectively. Statutory capital and surplus was $1,344.5 and $1,230.7 as of December 31, 2004 and 2003, respectively.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

5.   DIVIDEND RESTRICTIONS AND SHAREHOLDER'S EQUITY
     (continued)

     As of December 31, 2004, the Company did not utilize any statutory accounting practices, which are not prescribed by state regulatory authorities that, individually or in the aggregate, materially affect statutory capital and surplus.

6.   ADDITIONAL INSURANCE BENEFITS AND MINIMUM GUARANTEES

     Under SOP 03-1, the Company calculates an additional liability ("SOP reserves") for certain guaranteed minimum death benefits ("GMDBs") in order to recognize the expected value of death benefits in excess of the projected account balance over the accumulation period based on total expected assessments.

     The Company regularly evaluates estimates used to adjust the additional liability balance, with a related charge or credit to benefit expense, if actual experience or other evidence suggests that earlier assumptions should be revised.

     As of December 31, 2004, the Separate Account liability subject to SOP 03-1 for guaranteed minimum benefits and the additional liability recognized related to minimum guarantees was $4,396.0 and $0.7, respectively.

     The aggregate fair value of equity securities (including mutual funds) supporting separate accounts with additional insurance benefits and minimum investment return guarantees as of December 31, 2004 was $4,396.0.

7.   INCOME TAXES

     ILIAC files a consolidated federal income tax return with its subsidiary, IICA. ILIAC has a federal tax allocation agreement with IICA whereby ILIAC charges its subsidiary for federal taxes it would have incurred were it not a member of the consolidated group and credits IICA for losses at the statutory federal tax rate.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

7.   INCOME TAXES (continued)

     Income taxes (benefits) from continuing operations consist of the following:

                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                         2004            2003            2002
     --------------------------------------------------------------------------------------------
     Current tax (benefit) expense:
       Federal                                       $       (3.8)   $       37.9    $       40.4
       State                                                   --             1.1             1.8
     --------------------------------------------------------------------------------------------
            Total current tax (benefit) expense              (3.8)           39.0            42.2
     --------------------------------------------------------------------------------------------
     Deferred tax expense (benefit):
       Federal                                               46.2            22.1           (23.6)
     --------------------------------------------------------------------------------------------
            Total deferred tax expense (benefit)             46.2            22.1           (23.6)
     --------------------------------------------------------------------------------------------
            Total income tax expense                 $       42.4    $       61.1    $       18.6
     ============================================================================================

     Income taxes were different from the amount computed by applying the federal income tax rate to income from continuing operations before income taxes for the following reasons:

                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                         2004            2003            2002
     --------------------------------------------------------------------------------------------
     Income before income taxes and cumulative
       effect of change in accounting principle      $      241.7    $      215.7    $       86.1
     Tax rate                                                  35%             35%             35%
     --------------------------------------------------------------------------------------------
     Income tax at federal statutory rate                    84.6            75.5            30.1
     Tax effect of:
       State income tax, net of federal benefit                 -             0.7             1.2
       Dividends received deduction                          (9.6)          (14.0)           (5.3)
       IRS audit settlement                                 (33.0)
       Transfer of mutual fund shares                           -               -            (6.7)
       Other, net                                             0.4            (1.1)           (0.7)
     --------------------------------------------------------------------------------------------
            Income tax expense                       $       42.4    $       61.1    $       18.6
     ============================================================================================

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

7.   INCOME TAXES (continued)

     The tax effects of temporary differences that give rise to deferred tax assets and deferred tax liabilities at December 31, are presented below:

                                                                        2004            2003
     -------------------------------------------------------------------------------------------
     Deferred tax assets:
         Insurance reserves                                         $      286.4    $      263.7
         Unrealized gains allocable to experience-rated contracts          125.1           172.0
         Investments                                                          --            69.7
         Postemployment benefits                                            60.5            30.2
         Compensation                                                       35.5            56.0
         Other, net                                                         23.4            19.7
     -------------------------------------------------------------------------------------------
     Total gross assets                                                    530.9           611.3
     -------------------------------------------------------------------------------------------
     Deferred tax liabilities:
         Value of business acquired                                        477.8           495.4
         Net unrealized capital gains                                      161.3           236.4
         Deferred policy acquisition costs                                  91.3            59.2
         Other, net                                                          9.8             5.0
     -------------------------------------------------------------------------------------------
     Total gross liabilities                                               740.2           796.0
     -------------------------------------------------------------------------------------------
     Net deferred tax liability                                     $      209.3    $      184.7
     ===========================================================================================

     Net unrealized capital gains and losses are presented as a component of Other Comprehensive Income in shareholder's equity, net of deferred taxes.

     Under prior law, the Company was allowed to defer from taxation a portion of income. The deferred income was accumulated in the Policyholders' Surplus Account and only becomes taxable under certain conditions, which management believes to be remote. Furthermore, the American Jobs Creation Act of 2004 allows certain tax-free distributions from the Policyholders' Surplus Account during 2005 and 2006. Therefore, based on currently available information, no federal income taxes have been provided on the Policyholders' Surplus Account accumulated balance of $17.2 million.

     Valuation allowances are provided when it is considered more likely than not that deferred tax assets will not be realized. No valuation allowance has been established at this time, as management believes the above conditions presently do not exist.

     The Company establishes reserves for probable proposed adjustments by various taxing authorities. Management believes there are sufficient reserves provided for, or adequate defenses against any such adjustments. The Internal Revenue Service (the "Service") has completed examinations of the federal income tax returns of the Company for all years through the December 13, 2000 short period. The tax benefit associated with the settlement of the most recent audit is included in the 2004 financial statements. The Service has commenced its examination for the tax years ended December 31, 2000 and 2001. Additionally, various state tax audits are in process.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

8.   BENEFIT PLANS

     DEFINED BENEFIT PLAN

     ING North America Insurance Corporation ("ING North America") sponsors the ING Americas Retirement Plan (the "Retirement Plan"), effective as of December 31, 2001. Substantially all employees of ING North America and its subsidiaries and affiliates (excluding certain employees) are eligible to participate, including the Company's employees other than Company agents.

     The Retirement Plan is a tax-qualified defined benefit plan, the benefits of which are guaranteed (within certain specified legal limits) by the Pension Benefit Guaranty Corporation ("PBGC"). As of January 1, 2002, each participant in the Retirement Plan (except for certain specified employees) earns a benefit under a final average compensation formula. Subsequent to December 31, 2001, ING North America is responsible for all Retirement Plan liabilities. The costs allocated to the Company for its employees' participation in the Retirement Plan were $19.0 for 2004, $15.1 for 2003, and $6.4 for 2002, respectively.

     DEFINED CONTRIBUTION PLAN

     ING North America sponsors the ING Savings Plan and ESOP (the "Savings Plan"). Substantially all employees of ING North America and its subsidiaries and affiliates (excluding certain employees, including but not limited to Career Agents) are eligible to participate, including the Company's employees other than Company agents. Career Agents are certain, full-time insurance salesmen who have entered into a career agent agreement with the Company and certain other individuals who meet specified eligibility criteria. The Savings Plan is a tax-qualified profit sharing and stock bonus plan, which includes an employee stock ownership plan ("ESOP") component. Savings Plan benefits are not guaranteed by the PBGC. The Savings Plan allows eligible participants to defer into the Savings Plan a specified percentage of eligible compensation on a pre-tax basis. ING North America matches such pre-tax contributions, up to a maximum of 6% of eligible compensation. All matching contributions are subject to a 4-year graded vesting schedule (although certain specified participants are subject to a 5-year graded vesting schedule). All contributions made to the Savings Plan are subject to certain limits imposed by applicable law. Pre-tax charges of operations of the Company for the Savings Plan were $8.0, $7.1 and $7.1 in 2004, 2003, and 2002, respectively.

     OTHER BENEFIT PLANS

     The Company also sponsors a tax-qualified profit sharing plan for Career Agents that is intended to satisfy the requirements of Code Section 401(K).

     In addition to providing retirement plan benefits, the Company, in conjunction with ING North America, provides certain supplemental retirement benefits to eligible employees; defined benefit pension plans for insurance salesmen who have entered into a career agent agreement and certain other individuals; and health care and life insurance benefits to retired employees and their eligible dependents. The supplemental retirement plan and defined benefit pension plan are non-qualified defined benefit pension plans, which means all benefits are payable from the general assets of the Company. The post-retirement health care plan is contributory, with retiree contribution levels adjusted annually. The defined benefit plan for salesmen was terminated effective January 1, 2002, and all benefit accruals ceased. The life insurance plan

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

8.   BENEFIT PLANS (continued)

     provides a flat amount of noncontributory coverage and optional contributory coverage. The benefit charges allocated to the Company related to all of these plans for the years ended December 31, 2004, 2003, and 2002, were not significant.

9.   RELATED PARTY TRANSACTIONS

     OPERATING AGREEMENTS

     ILIAC has certain agreements whereby it incurs expenses with affiliated entities. The agreements are as follows:

     - Investment advisory agreement with ING Investment Management LLC ("IIM"), in which IIM provides asset management and accounting services. The Company records a fee, which is paid quarterly, based on the value of the assets under management. For the years ended December 31, 2004, 2003, and 2002, expenses were incurred in the amounts of $58.8, $53.8, and $46.5, respectively.

     - Services agreement between the Company and its affiliates effective January 2001, and amended effective January 1, 2002. For the years ended December 31, 2004, 2003, and 2002, net expenses related to the agreement where incurred in the amount of $8.6, $19.2, and $13.4, respectively.

     - Expense sharing agreement with ING North America Insurance Corporation, Inc., dated as of January 1, 2001, as amended effective January 1, 2002, for administrative, management, financial, and information technology services. For the years ended December 31, 2004, 2003, and 2002, expenses were incurred in the amounts of $132.9, $136.4, and $126.0, respectively.

     Management and service contracts and all cost sharing arrangements with other affiliated companies are allocated in accordance with the Company's expense and cost allocation methods.

     INVESTMENT ADVISORY AND OTHER FEES

     ILIAC serves as investment advisor to certain variable funds used in Company products (collectively, the "Company Funds"). The Company Funds pay ILIAC, as investment advisor, a daily fee which, on an annual basis, ranged, depending on the Fund, from 0.5% to 1.0% of their average daily net assets. Each of the Company Funds managed by ILIAC are subadvised by investment advisors, in which case ILIAC pays a subadvisory fee to the investment advisors, which may include affiliates. ILIAC is also compensated by the Separate Accounts for bearing mortality and expense risks pertaining to variable life and annuity contracts. Under the insurance and annuity contracts, the Separate Accounts pay ILIAC a daily fee, which, on an annual basis is, depending on the product, up to 3.4% of their average daily net assets. The amount of compensation and fees received from affiliated mutual funds and separate accounts, amounted to $209.2, $201.4 (excludes fees paid to Aeltus Investment Management, Inc., now known as ING Investment Management LLP ("Aeltus")), and $391.8 (includes fees paid to Aeltus through February 28, 2002, when IA Holdco, Aeltus' parent, ceased to be a subsidiary of ILIAC) in 2004, 2003, and 2002, respectively.

     RECIPROCAL LOAN AGREEMENT

     ILIAC maintains a reciprocal loan agreement with ING AIH, an indirect wholly-owned subsidiary of ING and affiliate to ILIAC, to facilitate the handling of unusual and/or unanticipated short-term cash

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

9.   RELATED PARTY TRANSACTIONS (continued)

     requirements. Under this agreement, which became effective in June 2001 and expires on April 1, 2011, ILIAC and ING AIH can borrow up to 3% of ILIAC's statutory admitted assets as of the preceding December 31 from one another. Interest on any ILIAC borrowings is charged at the rate of ING AIH's cost of funds for the interest period plus 0.15%. Interest on any ING AIH borrowings is charged at a rate based on the prevailing interest rate of U.S. commercial paper available for purchase with a similar duration. Under this agreement, ILIAC incurred interest expense of $0.2, 0.1, and $0.1, for the years ended December 31, 2004, 2003, and 2002, respectively, and earned interest income of $1.3, $0.9, and $2.1 for the years ended December 31, 2004, 2003, and 2002, respectively. At December 31, 2004 and 2003, respectively, ILIAC had a $25.0 and $41.4 receivable from ING AIH under this agreement.

     NOTES FROM AFFILIATE

     On December 29, 2004, ING USA Annuity and Life Insurance Company ("ING USA") issued surplus notes in the aggregate principal amount of $400.0 (the "Notes") scheduled to mature on December 29, 2034, to its affiliates, ILIAC, ReliaStar Life Insurance Company ("ReliaStar Life"), and Security Life of Denver International Limited ("SLDI"), in an offering that was exempt from the registration requirements of the Securities Act of 1933. The Company's $175.0 Notes Receivable from ING USA bears interest at a rate of 6.257% per year. Any payment of principal and/or interest is subject to the prior approval of the Insurance Commissioner of the state of Iowa. Interest is scheduled to be paid semi-annually in arrears on June 29 and December 29 of each year, commencing on June 29, 2005.

     TAX SHARING AGREEMENTS

     ILIAC has a federal tax sharing agreement with IICA, whereby ILIAC charges its subsidiary for federal taxes it would have incurred were it not a member of the consolidated group and credits the member for losses at the statutory federal tax rate.

     ILIAC has also entered into a state tax sharing agreement with ING AIH and each of the specific subsidiaries that are parties to the agreement. The state tax agreement applies to situations in which ING AIH and all or some of the subsidiaries join in the filing of a state or local franchise, income tax, or other tax return on a consolidated, combined, or unitary basis.

     CAPITAL TRANSACTIONS AND DIVIDENDS

     In 2004, ILIAC did not receive any capital contributions. In 2003, ILIAC received $230.0 in cash capital contributions from Lion. In addition, ILIAC received capital contributions in the form of investments in affiliated mutual funds of $164.3 from HOLDCO.

     ILIAC paid a cash dividend of $70.0 to Lion in 2004 and did not pay any cash dividends to Lion in 2003 or 2002. However, on February 28, 2002, ILIAC contributed 100% of the stock of IA Holdco to HOLDCO in the form of a $60.1 dividend distribution.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

10.  FINANCING AGREEMENTS

     The Company maintains a revolving loan agreement with SunTrust Bank, Atlanta (the "Bank"). Under this agreement, which is due on demand, the Company can borrow up to $125.0 from the Bank. Interest on any borrowing accrues at an annual rate equal to (1) the cost of funds for the Bank for the period applicable for the advance plus .225% or (2) a rate quoted by the Bank to the Company for the borrowing. Under the agreement, the Company incurred minimal interest expense for the years ended December 31, 2004, 2003, and 2002, respectively. At December 31, 2004 and 2003, the Company did not have any balances payable to the Bank.

     The Company also maintains a perpetual revolving loan agreement with Bank of New York ("BONY"). Under this agreement, the Company can borrow up to $100.0 from BONY. Interest on any of the Company borrowing accrues at an annual rate equal to (1) the cost of funds for BONY for the period applicable for the advance plus .35% or (2) a rate quoted by BONY to the Company for the borrowing. Under this agreement, the Company incurred minimal interest expense for the years ended December 31, 2004, 2003, and 2002. At December 31, 2004 and 2003, the Company did not have any balances payable to BONY.

     Also see Reciprocal Loan Agreement in Note 9.

11.  REINSURANCE

     At December 31, 2004, the Company had reinsurance treaties with six unaffiliated reinsurers and one affiliated reinsurer covering a significant portion of the mortality risks and guaranteed death and living benefits under its variable contracts. The Company remains liable to the extent its reinsurers do not meet their obligations under the reinsurance agreements.

     On October 1, 1998, the Company sold its domestic individual life insurance business to Lincoln for $1.0 billion in cash. The transaction is generally in the form of an indemnity reinsurance arrangement, under which Lincoln contractually assumed from the Company certain policyholder liabilities and obligations, although the Company remains directly obligated to contractowners.

     Effective January 1, 1998, 90% of the mortality risk on substantially all individual universal life product business written from June 1, 1991 through October 31, 1997 was reinsured externally. Beginning November 1, 1997, 90% of new business written on these products was reinsured externally. Effective October 1, 1998 this agreement was assigned from the third party reinsurer to Lincoln.

     Effective December 31, 1988, the Company entered into a modified coinsurance reinsurance agreement ("MODCO") with Aetna Life Insurance Company ("Aetna Life"), (formerly an affiliate of the Company), in which substantially all of the nonparticipating individual life and annuity business written by Aetna Life prior to 1981 was assumed by the Company. Effective January 1, 1997, this agreement was amended to transition (based on underlying investment rollover in Aetna Life) from a modified coinsurance arrangement to a coinsurance agreement. As a result of this change, reserves were ceded to the Company from Aetna Life as investment rollover occurred. Effective October 1, 1998, this agreement was fully transitioned to a coinsurance arrangement and this business along with the Company's direct individual life insurance business, with the exception of certain supplemental contracts with reserves of $61.1 and $63.8 as of December 31, 2004 and 2003, respectively, was sold to Lincoln.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

11.  REINSURANCE (continued)

     On December 16, 1988, the Company assumed $25.0 of premium revenue from Aetna Life, for the purchase and administration of a life contingent single premium variable payout annuity contract. In addition, the Company is also responsible for administering fixed annuity payments that are made to annuitants receiving variable payments. Reserves of $19.3 and $20.4 were maintained for this contract as of December 31, 2004 and 2003, respectively.

     The effect of reinsurance on premiums and recoveries for the years ended December 31, 2004, 2003 and 2002, were as follows:

                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                         2004            2003            2002
     --------------------------------------------------------------------------------------------
     Direct premiums                                 $       39.0    $       51.1    $       55.9
     Reinsurance assumed                                       --             0.1              --
     Reinsurance ceded                                       (0.5)           (1.1)           (2.0)
     --------------------------------------------------------------------------------------------
     Net premiums                                    $       38.5    $       50.1    $       53.9
     ============================================================================================

12.  COMMITMENTS AND CONTINGENT LIABILITIES

     LEASES

     The Company leases its office space and certain other equipment under operating leases that expire through 2009.

     For the years ended December 31, 2004, 2003, and 2002, rent expense for leases was $18.1, $20.8 and $18.1, respectively. The future net minimum payments under noncancelable leases for the years ended December 31, 2005 through 2009 are estimated to be $16.7, $15.4, $14.0, $1.3, and $0.5, respectively, and $0.1 thereafter. The Company pays substantially all expenses associated with its leased and subleased office properties. Expenses not paid directly by the Company are paid for by an affiliate and allocated back to the Company.

     COMMITMENTS

     Through the normal course of investment operations, the Company commits to either purchase or sell securities, commercial mortgage loans or money market instruments at a specified future date and at a specified price or yield. The inability of counterparties to honor these commitments may result in either a higher or lower replacement cost. Also, there is likely to be a change in the value of the securities underlying the commitments. At December 31, 2004, the Company had off-balance sheet commitments to purchase investments of $778.2 with an estimated fair value of $778.2.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

12.  COMMITMENTS AND CONTINGENT LIABILITIES (continued)

     LITIGATION

     The Company is a party to threatened or pending lawsuits/arbitrations arising from the normal conduct of business. Due to the climate in insurance and business litigation/arbitration, suits against the Company sometimes include claims for substantial compensatory, consequential or punitive damages and other types of relief. Moreover, certain claims are asserted as class actions, purporting to represent a group of similarly situated individuals. While it is not possible to forecast the outcome of such lawsuits/arbitrations, in light of existing insurance, reinsurance and established reserves, it is the opinion of management that the disposition of such lawsuits/arbitrations will not have a materially adverse effect on the Company's operations or financial position.

     REGULATORY MATTERS

     As with many financial services companies, the Company and its affiliates have received informal and formal requests for information from various state and federal governmental agencies and self-regulatory organizations in connection with inquiries and investigations of the products and practices of the financial services industry. In each case, the Company and its affiliates have been and are providing full cooperation.

     FUND REGULATORY ISSUES

     Since 2002, there has been increased governmental and regulatory activity relating to mutual funds and variable insurance products. This activity has primarily focused on inappropriate trading of fund shares, revenue sharing and directed brokerage, compensation, sales practices and suitability, arrangements with service providers, pricing, compliance and controls, and adequacy of disclosure.

     In addition to responding to governmental and regulatory requests on fund regulatory issues, ING management, on its own initiative, conducted, through special counsel and a national accounting firm, an extensive internal review of mutual fund trading in ING insurance, retirement, and mutual fund products. The goal of this review was to identify any instances of inappropriate trading in those products by third parties or by ING investment professionals and other ING personnel.

     The internal review identified several isolated arrangements allowing third parties to engage in frequent trading of mutual funds within the variable insurance and mutual fund products of certain affiliates of the Company, and identified other circumstances where frequent trading occurred despite measures taken by ING intended to combat market timing. Each of the arrangements has been terminated and disclosed to regulators, to the independent trustees of ING Funds (U.S.) and in Company reports previously filed with the Securities and Exchange Commission ("SEC") pursuant to the Securities Exchange Act of 1934, as amended.

     An affiliate of the Company, ING Funds Distributors, LLC ("IFD") has received notice from the staff of the National Association of Securities Dealers ("NASD") that the staff has made a preliminary determination to recommend that disciplinary action be brought against IFD and one of its registered persons for violations of the NASD Conduct Rules and federal securities laws in connection with frequent trading arrangements.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

12.  COMMITMENTS AND CONTINGENT LIABILITIES (continued)

     Other regulators, including the SEC and the New York Attorney General, are also likely to take some action with respect to certain ING affiliates before concluding their investigation of ING relating to fund trading. The potential outcome of such action is difficult to predict but could subject certain affiliates to adverse consequences, including, but not limited to, settlement payments, penalties, and other financial liability. It is not currently anticipated, however, that the actual outcome of such action will have a material adverse effect on ING or ING's U.S.-based operations, including the Company.

     ING has agreed to indemnify and hold harmless the ING Funds from all damages resulting from wrongful conduct by ING or its employees or from ING's internal investigation, any investigations conducted by any governmental or self-regulatory agencies, litigation or other formal proceedings, including any proceedings by the SEC. Management reported to the ING Funds Board that ING management believes that the total amount of any indemnification obligations will not be material to ING or ING's U.S.- based operations, including the Company.

     OTHER REGULATORY MATTERS

     The New York Attorney General and other regulators are also conducting broad inquiries and investigations involving the insurance industry. These initiatives currently focus on, among other things, compensation and other sales incentives, potential conflicts of interest, potential anti-competitive activity, marketing practices, certain financial reinsurance arrangements, and disclosure. It is likely that the scope of these investigations will further broaden before the investigations are concluded. U.S. affiliates of ING have received formal and informal requests in connection with such investigations, and are cooperating fully with each request for information.

     These initiatives may result in new legislation and regulation that could significantly affect the financial services industry, including businesses in which the Company is engaged.

     In light of these and other developments, U.S. affiliates of ING, including the Company, periodically review whether modifications to their business practices are appropriate.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

13.  OTHER COMPREHENSIVE INCOME

     The components of other comprehensive income for the years ended December 31, 2004 and 2003 were as follows:

                                                                       AS OF           AS OF
                                                                    DECEMBER 31,    DECEMBER 31,
                                                                        2004           2003
     -------------------------------------------------------------------------------------------
     Net unrealized capital gains (losses):
       Fixed maturities                                             $      124.6    $      108.5
       Equity securities                                                     8.7            14.4
       Sales inducements                                                    (0.1)              -
       Other                                                                (8.2)           51.6
     -------------------------------------------------------------------------------------------
         Subtotal                                                          125.0           174.5
     Less: Deferred income taxes                                            41.2            58.5
     -------------------------------------------------------------------------------------------
     Net unrealized capital gains                                           83.8           116.0
     Minimum pension liability                                             (16.7)             --
     -------------------------------------------------------------------------------------------
     Net accumulated other comprehensive income                     $       67.1    $      116.0
     ===========================================================================================

     Net unrealized capital gains allocated to experience-rated contracts of $357.5 and $491.5 at December 31, 2004 and 2003, respectively, are reflected on the Consolidated Balance Sheets in future policy benefits and claims reserves and are not included in shareholder's equity.

     Changes in accumulated other comprehensive income related to changes in net unrealized gains (losses) on securities, including securities pledged, excluding those related to experience-rated contractholders, were as follows:

                                                      YEAR ENDED      YEAR ENDED      YEAR ENDED
                                                     DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                         2004            2003            2002
     --------------------------------------------------------------------------------------------
     Unrealized holding (losses) gains arising
       during the year (1)                           $       18.6    $      (48.1)   $      127.4
     Less: reclassification adjustment for gains
       (losses) and other items included in
       net income (2)                                        50.8           (46.6)           65.7
     --------------------------------------------------------------------------------------------
     Net unrealized (losses) gains on securities     $      (32.2)   $       (1.5)   $       61.7
     ============================================================================================

     (1) Pretax net unrealized holding gains (losses) were $28.6, $(74.0), and $196.0, for the years ended December 31, 2004, 2003, and 2002, respectively.
     (2) Pretax reclassification adjustments for gains (losses) and other items included in net income were $78.1, $(71.6), and $101.1, for the years ended December 31, 2004, 2003, and 2002, respectively.

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

14. RECLASSIFICATIONS AND CHANGES TO PRIOR YEAR PRESENTATION

    During 2004, certain changes were made to the 2003 and 2002 Statements of Operations to reflect the correct balances, as follows:

    - Certain changes were made to the classification of reinsurance ceded related to certain products, which were included as a reduction to premiums.

    - Certain changes were made to the classification of certain annuity and other products, which were included in premium income.

    - Certain changes were made to the classification of certain benefits to contractowners, which were included as a reduction to premiums.

    In addition, certain reclassifications have been made to conform to the current year presentation.

    These changes had no impact on net income or shareholder's equity of the Company. We deemed these changes to the Statement of Operations as immaterial, and, as such, have not labeled the Statement of Operations as restated. The following summarizes the corrections to to each financial statement line item:


                                                    PREVIOUSLY                            REVISED
YEAR ENDED 12/31/2003                              REPORTED 2003       ADJUSTMENT          2003
                                                   -------------       ----------        --------
Fee income                                           $  384.3            $ 11.5          $  395.8
Premiums                                                 95.8             (45.7)             50.1
  Total revenue                                       1,463.7             (34.2)          1,429.5
Interest credited and other benefits
  to contractowners                                     757.6             (34.2)            723.4
  Total expense                                       1,248.0             (34.2)          1,213.8



                                                    PREVIOUSLY                            REVISED
YEAR ENDED 12/31/2002                              REPORTED 2002       ADJUSTMENT          2002
                                                   -------------       ----------        --------

Fee income                                           $  418.2             $  5.7          $  423.9
Premiums                                                 98.7              (44.8)             53.9
  Total revenue                                       1,375.4              (39.1)          1,336.3
Interest credited and other benefits
  to contractowners                                     746.4              (39.1)            707.3
  Total expense                                       1,289.3              (39.1)          1,250.2

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)
(Dollar amounts in millions, unless otherwise stated)

14. RECLASSIFICATIONS AND CHANGES TO PRIOR YEAR PRESENTATION (continued)

    Also, during 2004, certain changes were made to the 2003 and 2002 Statements of Cash Flows to restate the correct balances, primarily related to payables for securities purchased, short-term borrowings, and investment contracts. As a result of these adjustments, we have labeled the Statements of Cash Flows for 2003 and 2002 as restated. The following summarizes the adjustments:

                                                               PREVIOUSLY
                                                                REPORTED          ADJUSTMENT         RESTATED
                                                              -------------       ----------        ----------
YEAR ENDED 12/31/2003
  Net cash provided by (used for) operating activities          $ 1,254.8          $ (196.5)         $ 1,058.3
  Net cash provided by (used for) financing activities              781.1             196.5              977.6

                                                               PREVIOUSLY
                                                                REPORTED          ADJUSTMENT         RESTATED
                                                              -------------       ----------        ----------
YEAR ENDED 12/31/2002
  Net cash provided by (used for) operating activities          $ 1,527.7          $ (132.4)         $ 1,395.3
  Net cash used for investing activities                         (2,152.0)           (167.3)          (2,319.3)
  Net cash provided by (used for) financing activities              607.7             299.7              907.4

             ING LIFE INSURANCE AND ANNUITY COMPANY AND SUBSIDIARIES
          (A wholly-owned subsidiary of Lion Connecticut Holdings Inc.)

QUARTERLY DATA (UNAUDITED)

    Restatement of Financial Information: During the quarterly period ended June 30, 2003, the Company incorrectly recorded investment income and realized capital gains related to Separate Accounts. The Company noted the effect of this error during the compilation of the December 31, 2003 financial statements and made the appropriate changes to the quarterly periods ended June 30, 2003 and September 30, 2003.

    The following tables show the previously reported and restated for each of the periods affected in 2003.

     AS RESTATED
     2004 (IN MILLIONS)                          FIRST                SECOND             THIRD             FOURTH
     ------------------------------------------------------------------------------------------------------------
     Total revenue                              $384.5                $362.1            $376.7             $379.2
     ------------------------------------------------------------------------------------------------------------
     Income (loss) before income taxes            64.4                  54.7              61.3               61.3
     Income tax expense                           20.4                  17.0             (14.3)              19.3
     ------------------------------------------------------------------------------------------------------------
     Net income                                 $ 44.0                $ 37.7            $ 75.6             $ 42.0
     ============================================================================================================

     AS REPORTED
     2004 (IN MILLIONS)                          FIRST                SECOND             THIRD
     -----------------------------------------------------------------------------------------
     Total revenue                              $387.3                $364.4            $379.0
     -----------------------------------------------------------------------------------------
     Income (loss) before income taxes            64.4                  54.7              61.3
     Income tax expense (benefit)                 20.4                  17.0             (14.3)
     -----------------------------------------------------------------------------------------
     Net income                                 $ 44.0                $ 37.7            $ 75.6
     =========================================================================================

     AS RESTATED
     2003 (IN MILLIONS)                          FIRST                SECOND*            THIRD*            FOURTH*
     ------------------------------------------------------------------------------------------------------------
     Total revenue                              $351.6                $374.5            $353.9             $349.5
     ------------------------------------------------------------------------------------------------------------
     Income before income taxes                   17.5                 109.2              25.5               63.5
     Income tax expense                            5.1                  35.4               0.6               20.0
     ------------------------------------------------------------------------------------------------------------
     Net income                                 $ 12.4                $ 73.8            $ 24.9             $ 43.5
     ============================================================================================================

     AS REPORTED
     2003 (IN MILLIONS)                          FIRST                SECOND             THIRD             FOURTH
     ------------------------------------------------------------------------------------------------------------
     Total revenue                              $359.2                $383.6            $362.4             $358.5
     ------------------------------------------------------------------------------------------------------------
     Income before income taxes                   17.5                 111.5              33.2               53.5
     Income tax expense                            5.1                  36.2               3.3               16.5
     ------------------------------------------------------------------------------------------------------------
     Net income                                 $ 12.4                $ 75.3            $ 29.9             $ 37.0
     ============================================================================================================

     * Restated

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS

                           UNDERTAKING TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents and reports as may be prescribed by any rule or regulation of the Commission heretofore or hereafter duly adopted pursuant to authority conferred in that section.

                        UNDERTAKING PURSUANT TO RULE 484

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                 INDEMNIFICATION

Section 33-779 of the Connecticut General Statutes (the "CGS") provides that a corporation may provide indemnification of or advance expenses to a director, officer, employee or agent only as permitted by Sections 33-770 to 33-778, inclusive, of the CGS. Reference is hereby made to Section 33-771(e) of the CGS regarding indemnification of directors and Section 33-776(d) of CGS regarding indemnification of officers, employees and agents of Connecticut corporations. These statutes provide in general that Connecticut corporations incorporated prior to January 1, 1997 shall, except to the extent that their certificate of incorporation expressly provides otherwise, indemnify their directors, officers, employees and agents against "liability" (defined as the obligation to pay a judgment, settlement, penalty, fine, including an excise tax assessed with respect to an employee benefit plan, or reasonable expenses incurred with respect to a proceeding) when (1) a determination is made pursuant to Section 33-775 that the party seeking indemnification has met the standard of conduct set forth in Section 33-771 or (2) a court has determined that indemnification is appropriate pursuant to Section 33-774. Under Section 33-775, the determination of and the authorization for indemnification are made (a) by the disinterested directors, as defined in Section 33-770(3); (b) by special counsel; (c) by the shareholders; or (d) in the case of indemnification of an officer, agent or employee of the corporation, by the general counsel of the corporation or such other officer(s) as the board of directors may specify. Also, Section 33-772 with Section 33-776 provide that a corporation shall indemnify an individual who was wholly successful on the merits or otherwise against reasonable expenses incurred by him in connection with a proceeding to which he was a party because he is or was a director, officer, employee, or agent of the corporation. Pursuant to Section 33-771(d), in the case of a proceeding by or in the right of the corporation or with respect to conduct for which the director, officer, agent or employee was adjudged liable on the basis that he received a financial benefit to which he was not entitled, indemnification is limited to reasonable expenses incurred in connection with the proceeding against the corporation to which the individual was named a party.

The statute does specifically authorize a corporation to procure indemnification insurance on behalf of an individual who was a director, officer, employee or agent of the corporation. Consistent with the statute, ING Groep N.V. maintains an umbrella insurance policy with an international insurer to cover errors and omissions, directors and officers, employment practices, fiduciary and fidelity. The policy covers ING Groep N.V. and any company in which ING Groep N.V. has controlling interest of 50% or more. This would encompass the principal underwriter as well as the depositor.

Section 20 of the ING Financial Advisers, LLC Limited Liability Company Agreement provides that ING Financial Advisers, LLC will indemnify certain persons against any loss, damage, claim or expenses (including legal fees) incurred by such person if he is made a party or is threatened to be made a party to a suit or proceeding because he was a member, officer, director, employee or agent of ING Financial Advisers, LLC, as long as he acted in good faith on behalf of ING Financial Advisers, LLC and in a manner reasonably believed to be within the scope of his authority. An additional condition requires that no person shall be entitled to indemnify if his loss, damage, claim or expense was incurred by reason of his gross negligence or willful misconduct. This indemnity provision is authorized by and is consistent with Title 8, Section 145 of the General Corporation Law of the State of Delaware.

                REPRESENTATION PURSUANT TO SECTION 26(E)(2)(A) OF
                       THE INVESTMENT COMPANY ACT OF 1940

ING Life Insurance and Annuity Company represents that the fees and charges deducted under the policies covered by this registration statement, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

                 CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 18 TO
                           THE REGISTRATION STATEMENT

This Post-Effective Amendment No. 18 to Registration Statement No. 33-76018 is comprised of the following papers and documents:

o       The facing sheet.
o One Prospectus for the AetnaVest Plus Variable Life Insurance Policy consisting of 51 pages

o       The undertaking to file reports
o       The undertaking pursuant to Rule 484
o       Indemnification
o Representation pursuant to Section 26(e)(2)(A) of the Investment Company Act of 1940
o       The signatures
o       Written consents of the following persons:
           A. Consent of Counsel (included as part of Exhibit No. 2 below)
           B. Actuarial Consent (included as part of Exhibit No. 6 below)
           C. Consent of Independent Registered Public Accounting Firm (included as Exhibit No. 7 below)
       The following Exhibits:

             (1) Resolution establishing Variable Life Account B o Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 33-76004), as filed on February 16, 1996.
             (2)          Not applicable
             (3)(i) Master General Agent Agreement o Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 33-76004), as filed on February 16, 1996.
             (3)(ii) Life Insurance General Agent Agreement o Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 33-76004), as filed on February 16, 1996.
             (3)(iii) Broker Agreement o Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 33-76004), as filed on February 16, 1996.
             (3)(iv) Life Insurance Broker-Dealer Agreement o Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form S-6 (File No. 33-76004), as filed on February 16, 1996.
             (3)(v) Principal Underwriter Agreement effective as of November 17, 2000 between Aetna Life Insurance and Annuity Company and Aetna Investment Services, LLC o Incorporated by reference to Pre-Effective Amendment No. 1 to Registration Statement on Form N-4 (File No. 333-49176), as filed on November 30, 2000.
             (4)          Not applicable
             (5)(i) AetnaVest Plus Policy (38899-93) o Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement on Form S-6 (File No. 33-76018), as filed on April 22, 1997.
             (5)(ii) Disability Benefit Rider (70174-93) to AetnaVest Plus Policy 38899-93 o Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement on Form S-6 (File No. 33-76018), as filed on April 22, 1997.
             (5)(iii) Unisex Amendment rider (70211-95US) for use with AetnaVest Plus Policy 38899-93 o Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement on Form S-6 (File No. 33-76018), as filed on April 22, 1997.

             (5)(iv) Endorsements L-ENMCHGI-02 and L-ENCMCHGG-02 (name change) o Incorporated by reference to Post-Effective Amendment No. 15 to Registration Statement on Form S-6 (File No. 33-75248), as filed on April 26, 2002.
             (6)(i) Restated Certificate of Incorporation (amended and restated as of January 1, 2002) of ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) o Incorporated by reference to ING Life Insurance and Annuity Company annual report on Form 10-K (File No. 33-23376), as filed on March 28, 2002.
             (6)(ii) By-Laws restated as of January 1, 2002 of ING Life Insurance and Annuity Company (formerly Aetna Life Insurance and Annuity Company) o Incorporated by reference to ING Life Insurance and Annuity Company annual report on Form 10-K (File No. 33-23376), as filed on March 28, 2002.
             (7)          Not applicable
             (8)(i) Fund Participation Agreement dated as of May 1, 1998 by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series and Aeltus Investment Management, Inc. o Incorporated by reference to Registration Statement on Form N-4 (File No. 333-56297), as filed on June 8, 1998.
             (8)(ii) Amendment dated November 9, 1998 to Fund Participation Agreement dated as of May 1, 1998 by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series and Aeltus Investment Management, Inc. o Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-56297), as filed electronically on December 14, 1998.
             (8)(iii) Second Amendment dated December 31, 1999 to Fund Participation Agreement dated as of May 1, 1998 and amended on November 9, 1998 by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series and Aeltus Investment Management, Inc. o Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-4 (File No. 333-01107), as filed electronically on February 16, 2000.

             (8)(iv) Third Amendment dated February 11, 2000 to Fund Participation Agreement dated as of May 1, 1998 and amended on November 9, 1998 and December 31, 1999 by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series and Aeltus Investment Management, Inc. o Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement on Form N-4 (File No. 333-01107), as filed electronically on April 4, 2000.
             (8)(v) Fourth Amendment dated May 1, 2000 to Fund Participation Agreement dated as of May 1, 1998 and amended on November 9, 1998, December 31, 1999 and February 11, 2000 by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series and Aeltus Investment Management, Inc. o Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement on Form N-4 (File No. 333-01107), as filed electronically on April 4, 2000.
             (8)(vi) Fifth Amendment dated February 27, 2001 to Fund Participation Agreement dated as of May 1, 1998 and amended on November 9, 1998, December 31, 1999, February 11, 2000 and May 1, 2000 by and among Aetna Life Insurance and Annuity Company and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series, Aetna Variable Portfolios, Inc. on behalf of each of its series and Aeltus Investment Management, Inc. o Incorporated by reference to Post-Effective Amendment No. 24 to Registration Statement on Form N-4 (File No. 333-01107), as filed electronically on April 13, 2001.
             (8)(vii) Sixth Amendment dated as of June 19, 2001 to Fund Participation Agreement dated as of May 1, 1998 and amended on November 9, 1998, December 31, 1999, February 11, 2000, May 1, 2000 and February 27, 2001 among Aetna Life Insurance and Annuity Company, Aeltus Investment Management, Inc. and Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income shares, Aetna Balanced VP, Inc., Aetna GET Fund, on behalf of each of its series, Aetna Generations Portfolios, Inc., on behalf of each of its series, and Aetna Variable Portfolios, Inc., on behalf of each of its series o Incorporated by reference to Post-Effective Amendment No. 32 to Registration Statement on Form N-4 (File No. 33-75988), as filed on April __, 2004.

             (8)(viii) Service Agreement dated as of May 1, 1998 between Aeltus Investment Management, Inc. and Aetna Life Insurance and Annuity Company in connection with the sale of shares of Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series and Aetna Variable Portfolios, Inc. on behalf of each of its series o Incorporated by reference to Registration Statement on Form N-4 (File No. 333-56297), as filed on June 8, 1998.
             (8)(ix) Amendment dated November 4, 1998 to Service Agreement dated as of May 1, 1998 between Aeltus Investment Management, Inc. and Aetna Life Insurance and Annuity Company in connection with the sale of shares of Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series and Aetna Variable Portfolios, Inc. on behalf of each of its series o Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-56297), as filed electronically on December 14, 1998.
             (8)(x) Second Amendment dated February 11, 2000 to Service Agreement dated as of May 1, 1998 and amended on November 4, 1998 between Aeltus Investment Management, Inc. and Aetna Life Insurance and Annuity Company in connection with the sale of shares of Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series and Aetna Variable Portfolios, Inc. on behalf of each of its series o Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement on Form N-4 (File No. 333-01107), as filed electronically on April 4, 2000.
             (8)(xi) Third Amendment dated May 1, 2000 to Service Agreement dated as of May 1, 1998 and amended on November 4, 1998 and February 11, 2000 between Aeltus Investment Management, Inc. and Aetna Life Insurance and Annuity Company in connection with the sale of shares of Aetna Variable Fund, Aetna Variable Encore Fund, Aetna Income Shares, Aetna Balanced VP, Inc., Aetna GET Fund on behalf of each of its series, Aetna Generation Portfolios, Inc. on behalf of each of its series and Aetna Variable Portfolios, Inc. on behalf of each of its series o Incorporated by reference to Post-Effective Amendment No. 20 to Registration Statement on Form N-4 (File No. 333-01107), as filed electronically on April 4, 2000.
             (8)(xii) Fourth Amendment dated as of June 26, 2001 to Service Agreement with Investment Advisor effective as of May 1, 1998, as amended on November 4, 1998, February 11, 2000 and May 1, 2000 between Aeltus Investment Management, Inc. and Aetna Life Insurance and Annuity Company o Incorporated by reference to Post-Effective

                          Amendment No. 32 to Registration Statement on Form N-4 (File No. 33-75988), as filed on April 13, 2004.
             (8)(xiii) Fund Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation o Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-75964), as filed on February 11, 1997.
             (8)(xiv) Fifth Amendment dated as of May 1, 1997 to the Fund Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation o Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 33-34370), as filed on September 29, 1997.
             (8)(xv) Sixth Amendment dated November 6, 1997 to the Fund Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996 and May 1, 1997
                          between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation o Incorporated by reference to Post-Effective Amendment No. 16 to Registration Statement on Form N-4 (File No. 33-75964), as filed on February 9, 1998.
             (8)(xvi) Seventh Amendment dated as of May 1, 1998 to the Fund Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996, May 1, 1997 and
                          November 6, 1997 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation o Incorporated by reference to Registration Statement on Form N-4 (File No. 333-56297), as filed on June 8, 1998.
             (8)(xvii) Eighth Amendment dated December 1, 1999 to Fund Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996, May 1, 1997,
                          November 6, 1997 and May 1, 1998 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund and Fidelity Distributors Corporation o Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-4 (File No. 333-01107), as filed electronically on February 16, 2000.
             (8)(xviii) Fund Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996 and March 1, 1996 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity

                          Distributors Corporation o Incorporated by reference to Post-Effective Amendment No. 12 to Registration Statement on Form N-4 (File No. 33-75964), as filed on February 11, 1997.
             (8)(xix) Fifth Amendment, dated as of May 1, 1997 to the Fund Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, and March 1, 1996 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation
                          o Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 33-34370), as filed on September 29, 1997.
             (8)(xx) Sixth Amendment dated as of January 20, 1998 to the Fund Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996 and May 1,
                          1997 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation o Incorporated by reference to Post-Effective Amendment No. 7 to Registration Statement on Form S-6 (File No. 33-75248), as filed on February 24, 1998.
             (8)(xxi) Seventh Amendment dated as of May 1, 1998 to the Fund Participation Agreement dated February 1, 1994 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996, May 1, 1997 and
                          January 20, 1998 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation o Incorporated by reference to Registration Statement on Form N-4 (File No. 333-56297), as filed on June 8, 1998.
             (8)(xxii) Eighth Amendment dated December 1, 1999 to Fund Participation Agreement dated February 1, 1999 and amended on December 15, 1994, February 1, 1995, May 1, 1995, January 1, 1996, March 1, 1996, May 1, 1997,
                          January 20, 1998 and May 1, 1998 between Aetna Life Insurance and Annuity Company, Variable Insurance Products Fund II and Fidelity Distributors Corporation
                          o Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-4 (File No. 333-01107), as filed electronically on February 16, 2000.
             (8)(xxiii) Service Agreement effective as of June 1, 2002 by and between Fidelity Investments Institutional Operations Company, Inc. and ING Financial Advisers, LLC o Incorporated by reference to Post-Effective Amendment No. 33 to Registration Statement on Form N-4 (File No. 33-75988), as filed on August 5, 2004.
             (8)(xxiv) Service Contract effective as of June 1, 2002 by and between Directed Services, Inc., ING Financial Advisers, LLC, and Fidelity Distributors Corporation o Incorporated by reference to Post-Effective Amendment No. 33 to Registration Statement on Form N-4 (File No. 33-75988), as filed on August 5, 2004.

             (8)(xxv) Fund Participation Agreement dated December 8, 1997 among Janus Aspen Series and Aetna Life Insurance and Annuity Company and Janus Capital Corporation o Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4 (File No. 33-75992), as filed on December 31, 1997.
             (8)(xxvi) Amendment dated October 12, 1998 to Fund Participation Agreement dated December 8, 1997 among Janus Aspen Series and Aetna Life Insurance and Annuity Company and Janus Capital Corporation o Incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement on Form N-4 (File No. 333-56297), as filed electronically on December 14, 1998.
             (8)(xxvii) Second Amendment dated December 1, 1999 to Fund Participation Agreement dated December 8, 1997 and amended on October 12, 1998 among Janus Aspen Series and Aetna Life Insurance and Annuity Company and Janus Capital Corporation o Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-4 (File No. 333-01107), as filed electronically on February 16, 2000.
             (8)(xxviii) Amendment dated August 1, 2000 to Fund Participation Agreement dated December 8, 1997 and amended on October 12, 1998 and December 1, 1999 among Janus Aspen Series and Aetna Life Insurance and Annuity Company and Janus Capital Corporation o Incorporated by reference to Post Effective Amendment No. 22 to Registration Statement on Form N-4 (File No. 333-01107), as filed on August 14, 2000.
             (8)(xxix) Letter Agreement dated December 7, 2001 between Janus and Aetna Life Insurance and Annuity Company reflecting evidence of a new Fund Participation Agreement with the same terms as the current Fund Participation Agreement except with a new effective date of March 28, 2002 o Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 33-75962), as filed on April 8, 2002.
             (8)(xxx) Service Agreement dated December 8, 1997 between Janus Capital Corporation and Aetna Life Insurance and Annuity Company o Incorporated by reference to Post-Effective Amendment No. 10 to Registration Statement on Form N-4 (File No. 33-75992), as filed on December 31, 1997.
             (8)(xxxi) First Amendment dated as of August 1, 2000 to Service Agreement dated December 8, 1997 between Janus Capital Corporation and Aetna Life Insurance and Annuity Company o Incorporated by reference to Post Effective Amendment No. 22 to Registration Statement on Form N-4 (File No. 333-01107), as filed on August 14, 2000.
             (8)(xxxii) Distribution and Shareholder Services Agreement - Service Shares of Janus Aspen Series (for Insurance Companies) dated August 1, 2000 between Janus Distributors, Inc. and Aetna Life Insurance and

                          Annuity Company o Incorporated by reference to Post Effective Amendment No. 22 to Registration Statement on Form N-4 (File No. 333-01107), as filed on August 14, 2000.
             (8)(xxxiii) Letter Agreement dated October 19, 2001 between Janus and Aetna Life Insurance and Annuity Company reflecting evidence of a new Distribution and Shareholder Service Agreement with the same terms as the current Distribution and Shareholder Service Agreement except with a new effective date of March 28, 2002 o Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 33-75962), as filed on April 8, 2002.
             (8)(xxxiv) Fund Participation Agreement dated March 11, 1997 between Aetna Life Insurance and Annuity Company and Oppenheimer Variable Annuity Account Funds and Oppenheimer Funds, Inc. o Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-4 (File No. 33-34370), as filed on April 16, 1997.
             (8)(xxxv) First Amendment dated December 1, 1999 to Fund Participation Agreement dated March 11, 1997 between Aetna Life Insurance and Annuity Company and Oppenheimer Variable Annuity Account Funds and Oppenheimer Funds, Inc. o Incorporated by reference to Post-Effective Amendment No. 19 to Registration Statement on Form N-4 (File No. 333-01107), as filed electronically on February 16, 2000.
             (8)(xxxvi) Service Agreement effective as of March 11, 1997 between Oppenheimer Funds, Inc. and Aetna Life Insurance and Annuity Company o Incorporated by reference to Post-Effective Amendment No. 27 to Registration Statement on Form N-4 (File No. 33-34370), as filed on April 16, 1997.
             (8)(xxxvii) Participation Agreement dated as of November 28, 2001 among Portfolio Partners, Inc., Aetna Life Insurance and Annuity Company and Aetna Investment Services, LLC
                          o Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 33-75962), as filed on April 8, 2002.
             (8)(xxxviii) Amendment dated March 5, 2002 between Portfolio
                          Partners, Inc. (to be renamed ING Partners, Inc. effective May 1, 2002), Aetna Life Insurance and Annuity Company (to be renamed ING Life Insurance and Annuity Company effective May 1, 2002) and Aetna Investment Services LLC (to be renamed ING Financial Advisers, LLC) to Participation Agreement dated November 28, 2001 o Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 33-75962), as filed on April 8, 2002.
             (8)(xxxix) Amendment dated May 1, 2003 between ING Partners, INC., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC to the Participation Agreement dated as of November 28, 2001 and subsequently amended on March 5, 2002 o Incorporated by reference to Post-Effective Amendment No. 1 to Registration

                          Statement on Form S-2 (File No. 33-75988), as filed on April 10, 2003.
             (8)(xxxx) Amendment dated November 1, 2004 to the Participation Agreement between ING Partners, INC., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC dated as of November 28, 2001 and subsequently amended on March 5, 2002 and May 1, 2003
                          o Incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-4 (File No. 33-75962), as filed on December 17, 2004.
             (8)(xxxxi) Form of Amendment dated __________, 200_ to the Participation Agreement between ING Partners, Inc., ING Life Insurance and Annuity Company and ING Financial Advisers, LLC dated as of November 28, 2001 and subsequently amended on March 5, 2002, May 1, 2003 and November 1, 2004
             (8)(xxxxii) Shareholder Servicing Agreement (Service Class Shares) dated as of November 27, 2001 between Portfolio Partners, Inc. and Aetna Life Insurance and Annuity Company o Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 33-75962), as filed on April 8, 2002.
             (8)(xxxxiii) Amendment dated March 5, 2002 between Portfolio
                          Partners, Inc. (to be renamed ING Partners, Inc. effective May 1, 2002) and Aetna Life Insurance and Annuity Company (to be renamed ING Life Insurance and Annuity Company effective May 1, 2002) to the Shareholder Servicing Agreement dated November 27, 2001 o Incorporated by reference to Post-Effective Amendment No. 30 to Registration Statement on Form N-4 (File No. 33-75962), as filed on April 8, 2002.
             (8)(xxxxiv) Amendment dated May 1, 2003 by and between ING Partners, Inc. and ING Life Insurance and Annuity Company to the Shareholder Servicing Agreement (Service Class Shares) dated November 27, 2001, as amended on March 5, 2002 o Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement on Form S-2 (File No. 33-75988), as filed on April 10, 2003.
             (8)(xxxxv) Amendment dated November 1, 2004 to the Shareholder Servicing Agreement (Service Class Shares) by and between ING Partners, Inc. and ING Life Insurance and Annuity Company dated November 27, 2001, as amended on March 5, 2002 and May 1, 2003 o Incorporated by reference to Post-Effective Amendment No. 39 to Registration Statement on Form N-4 (File No. 33-75962), as filed on December 17, 2004.
             (8)(xxxxvi) Form of Amendment dated _________, 200_ to the Shareholder Servicing Agreement (Service Class Shares) by and between ING Partners, Inc. and ING Life Insurance and Annuity Company dated November 27, 2001, and amended on March 5, 2002, May 1, 2003 and November 1, 2004
             (9)          Not applicable

             (10)(i) Application (70059-96) o Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6 (File No. 33-64277), as filed on February 25, 1998.
             (10)(ii) Application (70059-96ZNY) o Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6 (File No. 33-64277), as filed on February 25, 1998.
             (10)(iii) Application Supplement (70268-97(3/98)) o Incorporated by reference to Post-Effective Amendment No. 3 to Registration Statement on Form S-6 (File No. 33-64277), as filed on February 25, 1998.

            2. Opinion and Consent of Counsel
            3. Not Applicable
            4. Not Applicable
            5. Not Applicable
            6. Actuarial Opinion and Consent
            7. (b) Consent of Independent Registered Public Accounting Firm
                   (Atlanta)
               (c) Consent of Independent Registered Public Accounting Firm
                   (Fort Wayne)
            8. (a) Powers of Attorney o Incorporated herein by reference to
                   Registration Statement on Form S-2 for ING Insurance Company of America Guaranteed Account as filed with the Securities and Exchange Commission on April 7, 2005
                   (File Nos. 333-49581).
               (b) Certificate of Resolution Authorizing Signature by Power of
                   Attorney o Incorporated by reference to Post-Effective Amendment No. 5 to Registration Statement on Form N-4
                   (File No. 33-75986), as filed on April 12, 1996.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant, Variable Life Account B of ING Life Insurance and Annuity Company, certifies that it meets the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to its Registration Statement on Form S-6 (File No. 33-76018) and has duly caused this Post-Effective Amendment No 18 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, and the seal of the Depositor to be hereunto affixed and attested, all in the City of Hartford, and State of Connecticut, on this 28 day of April, 2005.

                                                  VARIABLE LIFE ACCOUNT B OF
                                                  ING LIFE INSURANCE AND ANNUITY
                                                  COMPANY
                                                    (Registrant)




                                             By:  ING LIFE INSURANCE AND ANNUITY
                                                  COMPANY
                                                    (Depositor)

                                             By:  /s/ Brian D. Comer*
                                                 -------------------------------
                                                  Brian D. Comer
                                                  President
                                                  (principal executive officer)

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 18 to the Registration Statement has been signed below by the following persons in the capacities indicated and on the dates indicated.

Signature                  Title                                       Date

/s/ Brian D. Comer*        Director and President                   )
-----------------------
Brian D. Comer             (principal executive officer)            )
                                                                    )
/s/ Thomas J. McInerney*   Director                                 )  April
-----------------------                                                28, 2005
Thomas J. McInerney                                                 )
                                                                    )
/s/ Kathleen A. Murphy*    Director                                 )
-----------------------
Kathleen A. Murphy                                                  )
                                                                    )
/s/ Catherine H. Smith*    Director                                 )
-----------------------
Catherine H. Smith                                                  )
                                                                    )
/s/ Jacques de Vaucleroy*  Director                                 )
-----------------------
Jacques de Vaucleroy                                                )
                                                                    )
/s/ David A. Wheat*        Director and Chief Financial Officer     )
-----------------------
David A. Wheat                                                      )
                                                                    )
/s/ Roger Fisher*          Chief Accounting Officer                 )
-----------------------
Roger Fisher                                                        )

By:----------------------------------------
     J. Neil McMurdie
     *Attorney-in-Fact

                             VARIABLE LIFE ACCOUNT B
                                  EXHIBIT INDEX

Exhibit No.      Exhibit
-----------      -------

99-B.8.xxxxi     Form of Amendment dated __________, 200_ to the
                 Participation Agreement between ING Partners, Inc., ING
                 Life Insurance and Annuity Company and ING Financial
                 Advisers, LLC dated as of November 28, 2001 and
                 subsequently amended on March 5, 2002, May 1, 2003 and
                 November 1, 2004                                      ---------

99-B.8.xxxxvi    Form of Amendment dated _________, 200_ to the
                 Shareholder Servicing Agreement (Service Class Shares)
                 by and between ING Partners, Inc. and ING Life
                 Insurance and Annuity Company dated November 27, 2001,
                 and amended on March 5, 2002, May 1, 2003 and November
                 1, 2004                                               ---------

99-2             Opinion and Consent of Counsel                        ---------

99-6             Actuarial Opinion and Consent                         ---------

99-7(b)          Consent of Independent Registered Public Accounting Firm
                 (Atlanta)                                             ---------

99-7(c)          Consent of Independent Registered Public Accounting Firm
                 (Fort Wayne)                                          ---------